As filed with the Securities and Exchange Commission on March 1, 1999
                                                      Registration No. 33-31243
                                                              File No. 811-5909


================================================================================

                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 -------------


                                   FORM N-1A
                            REGISTRATION STATEMENT
                                   Under the
                             SECURITIES ACT OF 1933                          [X]

                          Pre-Effective Amendment No.                        [ ]
                        Post-Effective Amendment No. 15                      [X]

                                    and/or

                            REGISTRATION STATEMENT
                                   Under the
                         INVESTMENT COMPANY ACT OF 1940                      [X]

                                Amendment No. 17                             [X]

                        (Check appropriate box or boxes)

                                 -------------

                 Phoenix Multi-Sector Fixed Income Fund, Inc.
              (Exact Name of Registrant as Specified in Charter)

                                 -------------

       101 Munson Street, Greenfield, Massachusetts                01301
     (Address of Principal Executive Offices)                   (Zip Code)

           c/o Phoenix Equity Planning Corporation--Customer Service
                                (800) 243-1574
                        (Registrant's Telephone Number)

                                -------------


                              Pamela S. Sinofsky
                              Compliance Officer
                       Phoenix Investment Partners, Ltd.
                              56 Prospect Street
                          Hartford, Connecticut 06115
                    (Name and Address of Agent for Service)


                                -------------


 It is proposed that this filing will become effective (check appropriate box):


          [X] immediately upon filing pursuant to paragraph (b)
          [ ] on    pursuant to paragraph (b)
          [ ] 60 days after filing pursuant to paragraph (a)(1)

          [ ] on    pursuant to paragraph (a)(1)
          [ ] 75 days after filing pursuant to paragraph (a)(2)
          [ ] on    pursuant to paragraph (a)(2) of Rule 485.

          If appropriate, check the following box:
          [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

                 PHOENIX MULTI-SECTOR FIXED INCOME FUND, INC.


                  Cross Reference Sheet Pursuant to Rule 495


                                    PART A


                   Item Number Form N-1A, Part A                      Prospectus Caption
-------------------------------------------------------------------   -----------------------------------------------------
  1.     Front and Back Cover Pages ...............................   Cover Page, Back Cover Page
  2.     Risk/Return Summary; Investments, Risks, Performance         Investment Risk and Return Summary
  3.     Risk/Return Summary; Fee Table ...........................   Fund Expenses
  4.     Investment Objectives, Principal Investment Strategies,      Investment Risk and Return Summary; Investment
         and Related Risks ........................................   Strategies; Risks Related to Investment Strategies
  5.     Management's Discussion of Fund Performance ..............   Performance Tables
  6.     Management, Organization, and Capital Structure ..........   Management of the Fund
  7.     Shareholder Information ..................................   Pricing of Fund Shares; Sales Charges; Your Account;
                                                                      How to Buy Shares; How to Sell Shares; Things to
                                                                      Know When Selling Shares; Account Policies; Investor
                                                                      Services; Tax Status
  8.     Distribution Arrangements ................................   Sales Charges
  9.     Financial Highlights Information .........................   Financial Highlights


                                    PART B


                    Item Number Form N-1A, Part B                      Statement of Additional Information Caption
--------------------------------------------------------------------   -------------------------------------------------------
10.     Cover Page and Table of Contents ...........................   Cover Page, Table of Contents
11.     Fund History ...............................................   The Fund
12.     Description of the Fund and Its Investment Risks ...........   Investment Objectives and Policies; Investment
                                                                       Restrictions
13.     Management of the Fund .....................................   Management of the Fund
14.     Control Persons and Principal Holders of Securities ........   Management of the Fund
15.     Investment Advisory and Other Services .....................   Services of the Adviser; The Distributor; Distribution
                                                                       Plans; Other Information
16.     Brokerage Allocation and Other Practices ...................   Portfolio Transactions and Brokerage
17.     Capital Stock and Other Securities .........................   Other Information
18.     Purchase, Redemption, and Pricing of Shares ................   Net Asset Value; How to Buy Shares; Investor Account
                                                                       Services; Redemption of Shares; Tax Sheltered
                                                                       Retirement Plans
19.     Taxation of the Fund .......................................   Dividends, Distributions and Taxes
20.     Underwriters ...............................................   The Distributor
21.     Calculations of Performance Data ...........................   Performance Information
22.     Financial Statements .......................................   Financial Statements


                                     PART C

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this registration statement.

[FRONT COVER]


Phoenix Investment Partners


                                                                   March 1, 1999


Prospectus


Phoenix Multi-Sector
Fixed Income Fund


Phoenix Multi-Sector
Short Term Bond Fund



                                        Neither the Securities and Exchange
                                        Commission nor any state securities
                                        commission has approved or
                                        disapproved of these securities or
                                        determined if this prospectus is
                                        truthful or complete. Any representation to the contrary is a criminal offense.


                                        This prospectus contains important
                                        information that you should know
                                        before investing in the Phoenix
                                        Multi-Sector Fixed Income Fund, Inc. and the Phoenix Multi-Sector Short Term Bond Fund. Please read it carefully and retain it for future reference.



[LOGO] PHOENIX
       INVESTMENT PARTNERS, LTD.

                                   Table of Contents
-----------------------------------------------------


                  Phoenix Multi-Sector Fixed Income Fund, Inc.
                    Investment Risk and Return Summary ................  1
                    Fund Expenses .....................................  5
                    Investment Strategies .............................  6
                    Risks Related to Investment Strategies ............  8
                  Phoenix Multi-Sector Short Term Bond Fund
                    Investment Risk and Return Summary ................ 13
                    Fund Expenses ..................................... 17
                    Investment Strategies ............................. 18
                    Risks Related to Investment Strategies ............ 20
                  Management of the Funds ............................. 24
                  Pricing of Fund Shares .............................. 25
                  Sales Charges ....................................... 26
                  Your Account ........................................ 29
                  How to Buy Shares ................................... 31
                  How to Sell Shares .................................. 31
                  Things You Should Know When Selling Shares .......... 32
                  Account Policies .................................... 33
[arrow] Multi-    Investor Services ................................... 35
        Sector    Tax Status of Distributions ......................... 35
        Funds     Financial Highlights ................................ 36
                  Additional Information .............................. 42

               Phoenix Multi-Sector Fixed Income Fund, Inc.

               Investment Risk and Return Summary
-------------------------------------------------------


               Investment Objective

               Phoenix Multi-Sector Fixed Income Fund has a primary objective to maximize current income while preserving capital. There is no guarantee that the fund will achieve its objective.


               Principal Investment Strategies


               [arrow] The fund uses a "sector rotation" approach to select investments. The adviser will seek to adjust the proportions of the fund's investment in the various sectors and the selection of investments within sectors to obtain higher relative returns. In selecting investments to buy and sell for the fund, the adviser will evaluate general economic and financial conditions and the specific issuer's business, management, cash, assets, earnings and stability.

               [arrow] The fund will invest at least 65% of its total assets in the following sectors of fixed income securities:

                       o Securities issued or guaranteed as to principal and
                         interest by the U.S. Government, its agencies, authorities or instrumentalities, including CMOs, REMICs and other pass-through securities with maturities of 30 years or less;

                       o Debt securities issued by foreign issuers with
                         maturities of 15 years or less, including foreign governments and their political subdivisions;

                       o Investment grade securities with maturities of 25
                         years or less, including short-term securities; and

                       o High yield, high risk fixed income securities of U.S.
                         issuers (so called "junk bonds") with maturities of 25 years or less.


               [arrow] The fund may invest up to 50% of its assets in "junk bonds."


               [arrow] The fund may invest any amount of its assets in any sector (other than "junk bonds"), or may not invest in a particular sector at all.

               [arrow] The dollar weighted average maturity of securities in each sector will vary significantly from time to time based on the adviser's interest rate expectations, the maturity and prepayment of securities currently held in the fund and maturities of securities available for purchase.


               [arrow] The fund may invest up to 25% of its net assets in securities purchased on a when-issued or delayed-delivery basis.



                                  Phoenix Multi-Sector Fixed Income Fund, Inc. 1

               [arrow] The fund may invest up to 15% of its assets in a combination of zero coupon, step coupon and payment in kind ("PIK") bonds.

               {arrow] The fund's portfolio turnover rate will not be a limiting factor when the adviser deems it desirable to sell or purchase securities.


               Principal Risks
               If you invest in this fund you risk that you may lose your investment.

               If the adviser misjudges the return potential, or the ability of issuers to make scheduled principal and interest payments, the fund's returns may be lower than prevailing returns and the fund's income available for distribution may be less than other funds. Neither the fund nor the adviser can assure you that a particular level of income will consistently be achieved. In addition, the value of fund assets is inversely related to interest rates. If interest rates rise, generally the value of fund investments will fall.

               The fund may invest up to 50% of its assets in high risk, high yield securities (so called "junk bonds"). High risk high yield securities present a greater risk that the issuer will not be able to make interest or principal payments on time. If this happens, the fund would lose income and could expect a decline in the market value of the securities. Likewise, the value of junk bonds is inversely related to interest rates. If interest rates rise, the value of securities generally falls.

               Obligations issued or guaranteed by the U.S. government, agencies, authorities and instrumentalities only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase.

               The value of CMOs, REMICs and other pass-through securities may fluctuate to a greater degree than other debt securities in response to changes in interest rates. The market for these securities can be less liquid. These mortgage backed type securities may also be subject to prepayment risk.

               Unrated securities may not have as broad a market as rated securities and it can be more difficult to assess their risk as compared to rated securities.

               The fund may invest in issuers in foreign countries including "emerging market" countries (countries with markets that are not fully developed). Political and economic uncertainty as well as less public information about investments may negatively impact the fund's portfolio. Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rate. Foreign markets and currencies may not perform as well as U.S. markets. Emerging market countries and companies doing business in emerging markets may not have the same range of opportunities as countries and their companies in developed nations. They may also have more obstacles to financial success.

               Although the fund intends to invest in all four market sectors, it may invest all of its assets in only one market sector. Conditions which negatively affect this one sector will have a greater impact on the fund as compared to when the fund invests in more than one sector.


2 Phoenix Multi-Sector Fixed Income Fund, Inc.

               The fund may invest in securities with long-term maturities. Long-term maturities present a greater risk that economic and market conditions may negatively impact expected returns of the security and typically, securities with long-term maturities are more sensitive to interest rate movements than shorter term securities.


               Securities purchased on a when-issued or delayed-delivery basis risk that the value of the security on settlement date may be more or less than the price paid. If it is less, the value of your shares may decline.


               The fund may invest in zero coupon, step coupon and PIK bonds. The market prices of these securities generally are more volatile than the market prices of securities that pay interest at regular intervals. The fund may still have to distribute, on a current basis, interest earned on these securities but not yet paid to the fund. The fund may have to distribute cash obtained from other sources in order to satisfy its distribution requirements.


                                  Phoenix Multi-Sector Fixed Income Fund, Inc. 3

               Performance Tables

               The bar chart and table below provide some indication of the risks of investing in the Phoenix Multi-Sector Fixed Income Fund, Inc. The bar chart shows changes in the fund's Class A Shares performance from year to year over the life of the fund.(1) The table below shows how the fund's average annual returns for one and five years and life of the fund compare to those of a broad-based securities market index. The fund's past performance is not necessarily an indication of how the fund will perform in the future.


                     [TABULAR REPRESENTATION OF BAR CHART]

                         Multi-Sector Fixed Income Fund

                               Annual Return (%)


1990      1991      1992      1993      1994      1995      1996      1997     1998

5.29%     28.25%    12.06%    15.56%    -6.71%    19.81%    13.55%    8.99%    -6.87%

                                       Calendar Year


              (1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 9.95% (quarter ending June 30, 1995) and the lowest return for a quarter was (11.70)% (quarter ending September 30, 1998).




                                                                                           Life of the fund(2)
                                                                                --------------------------------------
  Average Annual Total Returns
  (for the periods ending 12/31/98)(1)        One Year         Five Years       Class A       Class B       Class C
  --------------------------------------------------------------------------------------------------------------------
  Class A Shares                              (11.29)%         4.17%            8.79%           --            --
  Class B Shares                              (10.88)%         4.40%              --          6.72%           --
  Class C Shares                               (7.36)%          N/A               --            --          8.15%
  Lehman Brothers Aggregate Bond Index(3)       8.69%          7.27%            8.62%         8.33%         9.30%

              (1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B and C Shares.

              (2) Class A Shares since December 18, 1989, Class B Shares since January 3, 1992, and Class C Shares since October 14, 1997.

              (3) The Lehman Brothers Aggregate Bond Index is an unmanaged but commonly used measure of bond performance. It is a combination of several Lehman Brothers Fixed Income indexes. The index's performance does not include sales charges.


4 Phoenix Multi-Sector Fixed Income Fund, Inc.

               Fund Expenses
-------------------------------


               This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                          Class A     Class B         Class C
                                                                          Shares      Shares          Shares
                                                                          -------     --------        -------
Shareholder Fees (fees paid directly from your investment)
    Maximum Sales Charge (load) Imposed on Purchases (as a
    percentage of offering price)                                           4.75%       None            None
    Maximum Deferred Sales Charge (load) (as a percentage of the lesser     None        5%(a)       1% during the
    of the value redeemed or the amount invested)                                                     first year
    Maximum Sales Charge (load) Imposed on Reinvested Dividends             None        None            None
    Redemption Fee                                                          None        None            None
    Exchange Fee                                                            None        None            None
                                                                          ---------------------------------------
                                                                          Class A      Class B        Class C
                                                                          Shares       Shares         Shares
                                                                          -------      -------        -------
Annual Fund Operating Expenses (expenses that are
deducted from fund assets)
    Management Fees                                                       0.55%         0.55%          0.55%
    Distribution and Service (12b-1) Fees(b)                              0.25%         1.00%          1.00%
    Other Expenses                                                        0.28%         0.28%          0.28%
                                                                          ----          ----           ----
Total Annual Fund Operating Expenses                                      1.08%         1.83%          1.83%
                                                                          ====          ====           ====

----------------
(a) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(b) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").


               Example

               This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

               The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



  Class       1 year      3 years     5 years     10 years
----------    -------     --------    -------     --------
  Class A     $580        $802        $1,042      $1,730
  Class B     $586        $776        $  990      $1,951
  Class C     $286        $576        $  990      $2,148


                                  Phoenix Multi-Sector Fixed Income Fund, Inc. 5

               You would pay the following expenses if you did not redeem your shares:




  Class       1 year     3 years     5 years     10 years
----------    -------    --------    --------    ---------
  Class A     $580       $802        $1,042      $1,730
  Class B     $186       $576        $  990      $1,951
  Class C     $186       $576        $  990      $2,148


               Investment Strategies
--------------------------------------

               Investment Objective

               The fund has an investment objective to maximize current income while preserving capital. There is no guarantee that the fund will achieve its objective.


               Principal Investment Strategies

               The fund uses a "sector rotation" approach to selecting investments. The adviser will diversify investments among several categories or "sectors" of fixed income securities. While the adviser cannot control either the general interest rate environment or levels of return of securities on an absolute basis, the adviser will seek to adjust the proportions of the fund's investment in the various sectors and the selection of investments within sectors to obtain higher returns on a relative basis.

               At least 65% of the fund's total assets will be invested in one or more of the following four sectors of fixed income securities:

               o U.S. Government Securities. Securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities. Securities in this sector include U.S. Treasury obligations, securities issued by the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association (FNMA) and Student Loan Marketing Association (SLMA), as well as CMOs, REMICs and other securities collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA.

               o Foreign Securities. Debt securities issued by foreign issuers, including foreign governments and their political subdivisions and issuers and non-government issuers considered creditworthy by the adviser. Issuers may be in developed countries as well as emerging market countries. Investments in non-U.S. dollar securities and currency will be evaluated on the basis of fundamental economic criteria, inflation level and trends, growth rate forecasts and technical and political data.


6 Phoenix Multi-Sector Fixed Income Fund, Inc.

               o Investment Grade Securities. Securities of U.S. issuers of all types of long or short-term debt obligations including bonds, debentures, municipal bonds, equipment lease and trust certificates, asset-backed securities, pass-through securities, REMICs and CMOs, sales contracts and commercial paper.

               o High Yield-High Risk Securities ("Junk Bonds"). Securities of
                 U.S. issuers of preferred and preference stock and debt obligations including convertible securities which are in the lower rating categories, or if unrated, of comparable, lower quality. The adviser uses its own investment and credit analysis and the ratings assigned by a Nationally Recognized Statistical Rating Organization (NRSRO) to determine whether to buy securities of this type. The high yields on these securities often reflect the greater risks associated with investing in these type of securities. The fund may invest up to 50% of its assets in junk bonds.

               The fund generally will be invested in each of the four market sectors. However, the fund may invest any amount of its assets in any one sector except the fund will not invest more than 50% of its assets in high yield, high risk securities. The fund may choose not to invest in a sector in order to achieve its objective. The adviser believes that the fund's net asset value is likely to be more stable following this investment strategy than that of a fund which invests in only one of these sectors. Greater stability would occur because, in general, broad diversification over several market sectors tends to reduce volatility.

               In selecting investments to buy and sell for the fund, the adviser will evaluate general economic and financial conditions and a specific issuer's:

                  o business and management,

                  o cash flow,

                  o earnings coverage of interest and dividends,

                  o ability to operate under adverse economic conditions, and

                  o fair market value of assets

               as well as any other considerations the adviser deems appropriate.

               The dollar weighted average maturity of securities in the sectors may vary significantly from time to time based on such factors as the adviser's expectations as to future changes in interest or exchange rates, the maturity schedules and possible prepayment of bonds held by the fund, and characteristics and maturities of securities available for purchase by the fund at certain times in the future. The adviser may seek to adjust the fund's dollar weighted average through the sale of portfolio holdings and reinvestment of sale proceeds in securities of different maturities. This may cause the fund's portfolio turnover rate to be higher than if the fund had held its securities until maturity. High turnover rates may increase costs to the fund, may negatively affect fund performance, and may increase capital gains distributions, resulting in greater tax liability to you.


                                  Phoenix Multi-Sector Fixed Income Fund, Inc. 7

               The fund may invest up to 25% of its net assets in securities purchased on a when-issued or delayed-delivery basis. The price of these securities is fixed at the time of commitment but settlement occurs after the customary settlement period for the particular security.


               The fund may invest in any combination of zero coupon bonds, step coupon bonds and PIK bonds, provided that the total of all securities of these types held by the fund is not more than 15% of fund assets.

               Temporary Defensive Strategy. During periods of rising interest rates, unstable pricing and currency exchange or in response to extreme market fluctuations, the adviser, at its discretion, may invest part or all of the fund's assets in cash or cash equivalents. When this happens, the fund may not achieve its investment objective.

               Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the fund.


               Risks Related to Investment Strategies
-------------------------------------------------------

               General

               If the adviser misjudges the return potential of one sector relative to another the fund's returns may be lower than prevailing returns, and the fund's income available for distribution to shareholders may be less, on a relative basis, than other fixed income opportunities. Similarly, if the adviser misjudges the ability of the issuer of a portfolio security to make scheduled interest or other income payments to the fund, the fund's income available for distribution to shareholders may decrease. Neither the fund nor the adviser can assure you that a particular level of income will consistently be achieved.

               The value of your shares is based on the market value of the fund's investments. In the case of fixed income securities and other securities that have relatively fixed levels of return, the value of the security will be directly affected by trends in interest rates and the overall condition of credit markets. For example, in times of rising interest rates, the value of these types of securities tends to decrease. When interest rates fall, the value of these securities tends to rise.

               In addition to these general risks of investing in the fund, there are several specific risks of investing in the fund that you should note.


               High Yield-High Risk Securities

               The fund may invest a relatively high proportion of fund assets, up to 50%, in securities that will ordinarily be in the lower rating categories of NRSROs or be of comparable, lower quality. Although these securities provide greater income and opportunity for capital appreciation than investments in higher grade securities, they also typically entail greater price volatility and principal and interest risk. There is a greater risk that an issuer will not be able to make principal and interest


8 Phoenix Multi-Sector Fixed Income Fund, Inc.

               payments on time. If this happens, the fund would lose income and could expect a decline in the market value of the securities. Likewise, the value of junk bonds is inversely related to interest rates. If interest rates rise, the value of the securities generally falls.


               Unrated Securities

               The fund may invest in unrated securities. Unrated securities may not be lower in quality than rated securities but due to their perceived risk they may not have as broad a market as rated securities. Analysis of unrated securities is more complex than for rated securities, making it more difficult for the adviser to accurately predict risk.


               U.S. Government Securities

               Obligations issued or guaranteed by the U.S. government, agencies, authorities and instrumentalities only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase.


               Pass-Through Securities

               It is difficult to predict cash flows from pass-through securities. Payments of principal and interest on the underlying mortgages may be allocated among classes in a variety of ways and the inability to determine specific amounts and timing of prepayments of the underlying loans makes it difficult to accurately predict cash flow. In the event of high prepayments, the fund may be required to invest these proceeds at a lower interest rate, causing the fund to earn less than if the prepayments had not occurred. In addition, the value of pass-through securities varies inversely to interest rates. When rates increase, the value of the security decreases.


               Foreign Investing

               The fund may invest in non-U.S. issuers. Investing in the securities of non-U.S. issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include:


                  o differences in accounting, auditing and financial reporting standards,

                  o generally higher commission rates on foreign portfolio
                    transactions,

                  o differences and inefficiencies in transaction settlement systems,

                  o the possibility of expropriation or confiscatory taxation,

                  o adverse changes in investment or exchange control
                    regulations,

                  o political instability, and

                  o potential restrictions on the flow of international
                    capital.


               Political and economic uncertainty as well as less public information about investments may negatively impact the fund's portfolio.


                                  Phoenix Multi-Sector Fixed Income Fund, Inc. 9

               Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additionally, dividends and interest payable on foreign securities may be subject to foreign taxes withheld prior to receipt by the fund. Many of the foreign securities held by the fund will not be registered with, nor will the issuers of those securities be subject to the reporting requirements of, the U.S. Securities and Exchange Commission. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.


               Foreign Currency

               Portions of the fund's assets may be invested in securities denominated in foreign currencies. Changes in foreign exchange rates will affect the value of those securities denominated or quoted in currencies other than the U.S. dollar. The forces of supply and demand in the foreign exchange markets determine exchange rates, and these forces are in turn affected by a range of economic, political, financial, governmental and other factors. Exchange rate fluctuations can affect the fund's net asset value (share price) and dividends either positively or negatively depending upon whether foreign currencies are appreciating or depreciating in value relative to the U.S. dollar. Exchange rates fluctuate over both the long and short terms.

               On January 1, 1999, eleven European countries began converting from their sovereign currency to the European Union common currency called the "Euro." This conversion may expose the fund to certain risks, including the reliability and timely reporting of pricing information of the fund's portfolio holdings. In addition, one or more of the following may adversely affect specific securities in the fund's portfolio:

                  o known trends or uncertainties related to the Euro
                    conversion that an issuer reasonably expects will have a material impact on revenues, expenses or income from its operations;

                  o competitive implications of increased price transparency of
                    European Union markets (including labor markets) resulting from adoption of a common currency and issuers' plans for pricing their own products and services in the Euro;

                  o issuers' ability to make required information technology updates on a timely basis, and costs associated with the conversion (including costs of dual currency operations through January 1, 2002);

                  o currency exchange rate risk and derivatives exposure
                    (including the disappearance of price sources, such as certain interest rate indices); and

                  o potential tax consequences.


10 Phoenix Multi-Sector Fixed Income Fund, Inc.

               Emerging Market Investing

               The fund may invest in companies located in emerging market countries and regions. Investments in less-developed countries whose markets are still emerging generally present risks in greater degree than those presented by investment in foreign issuers based in countries with developed securities markets and more advanced regulatory systems. Prior governmental approval of foreign investments may be required under certain circumstances in some developing countries, and the extent of foreign investment in domestic companies may be subject to limitations in other developing countries. The charters of individual companies in developing countries may impose limitations on foreign ownership to prevent, among other concerns, violation of foreign investment limitations.


               Single Sector Investing

               Although the fund intends to invest in all four market sectors, it may invest all of its assets in only one market sector. Securities of companies in other sectors may provide greater investment return in certain market conditions as compared to securities in this sector. Conditions which negatively affect this one sector will have a greater impact on the fund as compared to when the fund invests in more than one sector or as compared to other funds.


               Long-Term Maturities

               Long-term maturities present a greater risk that economic and market conditions may negatively impact expected returns of a security. Typically, securities with long-term maturities are more sensitive to interest rate movements than shorter term securities. Small increases or decreases in interest rates will have a greater effect on securities with longer maturities than on shorter term maturities because the change will effect the security for a longer period of time.


               When-Issued and Delayed-Delivery Securities

               Securities purchased on a when-issued or delayed-delivery basis are subject to the risk that the value of the security on settlement date may be more or less than the price paid as a result of changes in the level of interest rates or other market changes. If the value on settlement day is less, the value of your shares may decline.


               Zero Coupon, Step Coupon and PIK Bonds

               The market prices of zero coupon, step coupon, and PIK bonds generally are more volatile than the market prices of securities that pay interest on a regular basis. Because the fund will not receive cash payments earned on these securities on a current basis, the fund may have to distribute cash obtained from other sources in order to satisfy distribution requirements. This may require that certain securities be sold to supply cash for distributions at a time that is less favorable than if the fund were not required to sell such securities, and such sales may adversely affect the dollar weighted average of the fund and the fund's turnover rate.


                                 Phoenix Multi-Sector Fixed Income Fund, Inc. 11

               Impact of the Year 2000 Issue on Fund Investments

               The Year 2000 issue is the result of computer programs being written using two rather than four digits to define the applicable year. There is the possibility that some or all of a company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. If a company whose securities are held by the fund does not "fix" its Year 2000 issue, it is possible that its operations and financial results would be hurt. Also, the cost of modifying computer programs to become Year 2000 compliant may hurt the financial performance and market price of companies whose securities are held by the fund.



12 Phoenix Multi-Sector Fixed Income Fund, Inc.

               Phoenix Multi-Sector Short Term Bond Fund

               Investment Risk and Return Summary
-------------------------------------------------------


               Investment Objective

               Phoenix Multi-Sector Short Term Bond Fund has a primary objective to provide high current income while attempting to limit changes in the fund's net asset value per share caused by interest rate changes. There is no guarantee that the fund will achieve its objective.


               Principal Investment Strategies


               [arrow] The fund uses a "sector rotation" approach to selecting investments. The adviser focuses on identifying undervalued sectors to take advantage of market inefficiencies. In selecting investments to buy and sell for the fund, the adviser will evaluate general economic and financial conditions and the specific issuer's business, management, cash, assets, earnings and stability.

               [arrow] The fund seeks to achieve its objective by investing in a diversified portfolio of primarily fixed income securities that have an expected remaining weighted average maturity of three years or less and that are in one of the following three market sectors:

                       o Securities issued or guaranteed as to principal and
                         interest by the U.S. Government, its agencies, authorities or instrumentalities including CMOs, REMICs and other pass-through securities;

                       o Debt securities issued by foreign issuers, including
                         foreign governments and their political subdivisions ; and

                       o High yield and investment grade securities.



               [arrow] Under normal circumstances, the fund will invest at least 65% of its assets in investment grade securities which are rated BBB or above by Standard and Poor's Corporation (S&P) or Duff & Phelps Credit Rating Company (D&P) or Baa or above by Moody's Investor's Services, Inc. (Moody's) or unrated securities determined by the adviser to be of the same comparable, limited quality.

               [arrow] The fund may invest up to 35% of its assets in foreign debt securities of issuers in both developed and emerging market countries.

               [arrow] The fund may invest any amount of its assets in any sector (other than "junk bonds"), or may not invest in a particular sector at all.

               [arrow] The fund may invest up to 35% of its assets in high yield-high risk securities (so called "junk bonds") of domestic issuers, including preferred and preference stock and debt obligations.


                                    Phoenix Multi-Sector Short Term Bond Fund 13

               [arrow] The fund may invest up to 35% of its assets in non-short term securities of differing maturities.

               [arrow] The fund may invest up to 35% of its assets in preferred stocks.


               [arrow] The fund may invest up to 25% of its net assets in securities purchased on a when-issued or delayed-delivery basis.


               [arrow] The fund's portfolio turnover rate will not be a limiting factor when the adviser deems it desirable to sell or purchase securities.


               Principal Risks
               If you invest in this fund you risk that you may lose your investment.

               If the adviser misjudges the return potential, or the ability of issuers to make scheduled principal and interest payments, the fund's returns may be lower than prevailing returns and the fund's income available for distribution may be less than other funds. Neither the fund nor the adviser can assure you that a particular level of income will consistently be achieved. In addition, the value of fund assets is inversely related to interest rates. If interest rates rise, generally the value of fund investments will fall.

               The fund may invest up to 35% of its assets in high risk, high yield securities (so called "junk bonds"). High risk, high yield securities present a greater risk that the issuer will not be able to make interest or principal payments on time. If this happens, the fund would lose income and could expect a decline in the market value of the securities.

               The fund may invest in issuers in foreign countries including "emerging market" countries (countries with markets that are not fully developed). Political and economic uncertainty as well as less public information about investments may negatively impact the fund's portfolio. Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rate. Foreign markets and currencies may not perform as well as U.S. markets. Emerging market countries and companies doing business in emerging markets may not have the same range of opportunities as countries and their companies in developed nations. They may also have more obstacles to financial success.

               Obligations issued or guaranteed by the U.S. government, agencies, authorities and instrumentalities only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase.

               The value of CMOs, REMICs and other pass-through securities may fluctuate to a greater degree than other debt securities in response to changes in interest rates. The market for these securities can be less liquid. These mortgage backed type securities may also be subject to prepayment risk.

               Although the fund intends to invest in all three market sectors, it may invest all of its assets in only one market sector. Conditions which negatively affect this one sector will have a greater impact on the fund's net asset value per share as compared to when the fund invests in more than one sector.


14 Phoenix Multi-Sector Short Term Bond Fund

               Securities purchased on a when-issued or delayed-delivery basis risk that the value of the security on settlement date may be more or less than the price paid. If it is less, the value of your shares may decline.


               The fund may invest in securities with long-term maturities. Long-term maturities present a greater risk that economic and market conditions may negatively impact expected returns of the security and typically, securities with long-term maturities are more sensitive to interest rate movements than shorter term securities.

               The fund may invest in unrated securities. Unrated securities may not have as broad a market as rated securities and it can be more difficult to assess their risk as compared to rated securities.

               The fund may experience a high portfolio turnover rate. Frequent and active trading may increase transaction costs for the fund and may increase capital gain distributions, which may result in greater tax liability to you.


                                    Phoenix Multi-Sector Short Term Bond Fund 15

               Performance Tables

               The bar chart and table below provide some indication of the risks of investing in the Phoenix Multi-Sector Short Term Bond Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over the life of the fund.(1) The table below shows how the fund's average annual returns for one and five years and life of the fund compare to those of a broad-based securities market index. The fund's past performance is not necessarily an indication of how the fund will perform in the future.


                     [TABULAR REPRESENTATION OF BAR CHART]

                        Multi-Sector Short Term Bond Fund

                               Annual Return (%)


          1993      1994      1995      1996      1997     1998
          8.95%     -1.86%    13.64%    11.30%    9.49%     1.30%

                               Calendar Year


              (1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 5.38% (quarter ending June 30, 1995) and the lowest return for a quarter was (5.50)% (quarter ending September 30, 1998).



                                                                                 Life of the Fund(2)
  Average Annual Total Returns                                          -----------------------------------
  (for the periods ending 12/31/98)(1)     One Year      Five Years     Class A        Class B     Class C
----------------------------------------   ---------     -----------    --------       --------    --------

  Class A Shares                           (0.89)%       6.13%            6.28%           --         --
  Class B Shares                           (1.02)%       6.03%              --          6.07%        --
  Class C Shares                           (0.56)%        N/A               --            --       0.08%
  Merrill Lynch Medium Quality Corporate
  Short-Term Bond Index(3)                  7.18%        6.53%            6.69%(4)      6.69%(4)   6.95%

              (1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B and C Shares.

              (2) Class A and Class B Shares since July 6, 1992 and Class C Shares since October 1, 1997.

              (3) The Merrill Lynch Medium Quality Corporate Short-Term Bond Index is an unmanaged but commonly used index that tracks the returns of corporate issues rated between BBB and A by Standard & Poor's, with maturities from 1 to 3 years. The index's performance does not reflect sales charges.

              (4) The Merrill Lynch Medium Quality Corporate Short-Term Bond Index does not calculate performance daily; therefore, the return shown is from June 30, 1992.


16 Phoenix Multi-Sector Short Term Bond Fund

               Fund Expenses
-------------------------------


                This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.


                                                               Class A          Class B        Class C
                                                               Shares           Shares         Shares
                                                               -------          --------        ----
Shareholder Fees (fees paid directly from your
investment)
    Maximum Sales Charge (load) Imposed on Purchases (as a
    percentage of offering price)                              2.25%            None           None
    Maximum Deferred Sales Charge (load) (as a percentage of   None             2%(b)          None
    the lesser of the value redeemed or the amount invested)
    Maximum Sales Charge (load) Imposed on Reinvested
    Dividends                                                  None             None           None
    Redemption Fee                                             None             None           None
    Exchange Fee                                               None             None           None
                                                               --------------------------------------
                                                               Class A          Class B        Class C
                                                               Shares           Shares         Shares
                                                               -------          -------        ----
Annual Fund Operating Expenses (expenses that are
deducted from fund assets)
    Management Fees                                            0.55%            0.55%          0.55%
    Distribution and Service (12b-1) Fees(c)                   0.25%            0.75%          0.50%
    Other Expenses                                             0.75%            0.75%          0.75%
                                                               ----             ----           ----
Total Annual Fund Operating Expenses(a)                        1.55%            2.05%          1.80%
                                                               ====             ====           ====

    ----------------
    (a) The fund's investment adviser has agreed to reimburse through December 31, 1999 the Phoenix Multi-Sector Short Term Bond
    Fund's operating expenses, other than Management Fees and Distribution and Service Fees, to the extent that such expenses exceed 0.20% for each class of shares. Total Annual Operating Expenses for the fund, after expense reimbursement, are: 1.00% for Class A Shares, 1.50% for Class B Shares, and 1.25% for
    Class C Shares.

    (b) The maximum deferred sales charge is imposed on Class B
    Shares redeemed during the first year; thereafter, it decreases 0.50% annually to 1% during the third year and to 0% after the third year.

    (c) Distribution and Service Fees represent an asset based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National
    Association of Securities Dealers, Inc. ("NASD").


               Example

               This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

               The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A after six years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                    Phoenix Multi-Sector Short Term Bond Fund 17


  Class       1 year     3 years     5 years     10 years
----------    -------    --------    --------    ---------
  Class A     $379       $704        $1,051      $2,029
  Class B     $358       $643        $1,103      $2,135
  Class C     $183       $566        $  975      $2,116

                You would pay the following expenses if you did not redeem your shares:




  Class       1 year     3 years     5 years     10 years
----------    -------    --------    --------    ---------
  Class A     $379       $704        $1,051      $2,029
  Class B     $208       $643        $1,103      $2,135
  Class C     $183       $566        $  975      $2,116

               Note: Your actual expenses may be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the fund's investment adviser. Refer to the section "Management of the Fund" for information about expense reimbursement.



               Investment Strategies
--------------------------------------


               Investment Objective

               The fund has a primary objective to provide high current income while attempting to limit changes in the fund's net asset value per share caused by interest rate changes. There is no guarantee that the fund will achieve its objective.


               Principal Investment Strategies

               The fund uses a "sector rotation" approach to selecting investments. The adviser will diversify investments among several categories or "sectors" of fixed income securities. While the adviser cannot control either the general interest rate environment or levels of return of securities on an absolute basis, the adviser will seek to adjust the proportions of the fund's investment in the various sectors and the selection of investments within sectors to obtain higher returns on a relative basis.

               The fund will primarily invest in fixed income securities that have an expected remaining weighted average maturity of three years or less and that are in the following three categories:


               o U.S. Government Securities. Securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities. Securities in this sector include U.S. Treasury obligations, securities issued by the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National


18 Phoenix Multi-Sector Short Term Bond Fund

                 Mortgage Association (FNMA) and Student Loan Marketing Association (SLMA), CMOs, REMICs and other securities collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA.

               o Foreign Securities. Debt securities issued by foreign issuers, including foreign governments and their political subdivisions and issuers and non-government issuers considered creditworthy by the adviser. Issuers may be in developed countries as well as emerging market countries. Investments in non-U.S. dollar securities and currency will be evaluated on the basis of fundamental economic criteria, inflation level and trends, growth rate forecasts and technical and political data.

               o High Yield and Investment Grade Securities. Securities of U.S.
                 issuers of all types of long or short term debt obligations including bonds, debentures, municipal bonds, equipment lease and trust certificates, asset-backed securities, pass-through securities, REMICs and CMOs, sales contracts and commercial paper.


               At least 65% of the fund's assets will be invested in investment grade securities which are rated BBB or above by S&P or D&P; or Baa or above by Moody's or unrated securities determined by the adviser to be of the same comparable, lower quality. The fund is not obligated to dispose of debt securities whose credit quality falls below investment grade.

               The fund generally will be invested in each of the three market sectors. However, the fund may invest any amount of its assets in any one sector except the fund will not invest more than 35% of its assets in foreign debt securities in both developed and emerging market countries. The fund may choose not to invest in a sector in order to achieve its objective. The adviser believes that the fund's net asset value is likely to be more stable following this investment strategy than that of a fund which invests in only one of these sectors. Greater stability would occur because, in general, broad diversification over several market sectors tends to reduce volatility.

               The fund may invest up to 35% of its assets in high yield-high risk securities (so called "junk bonds") of domestic issuers, including preferred and preference stock and debt obligations. High risk-high yield securities generally pay higher current income but may present a greater risk that the issuer will not be able to make principal and interest payments on time.

               In selecting investments to buy and sell for the fund, the adviser will evaluate general economic and financial conditions and a specific issuer's:


                  o business and management,

                  o cash flow,

                  o earnings coverage of interest and dividends,

                  o ability to operate under adverse economic conditions, and

                  o fair market value of assets


               as well as any other considerations the adviser deems appropriate.


                                    Phoenix Multi-Sector Short Term Bond Fund 19

               The fund may invest up to 35% of its assets in each of the following categories:


                  o foreign debt securities of issuers in both developed and emerging market countries;

                  o securities with long term maturities; and

                  o preferred stocks.


               Preferred stocks are paid dividends before common stock dividends are paid and they have a set dividend payment rate.


               The fund may invest up to 25% of its net assets in securities purchased on a when-issued or delayed-delivery basis. The price of these securities is fixed at the time of commitment but settlement occurs after the customary settlement period for the particular security.


               The fund's portfolio turnover rate will not be a limiting factor when the adviser deems it desirable to sell or purchase securities. High turnover rates may increase costs to the fund, may negatively affect fund performance, and may increase capital gains distributions, resulting in greater tax liability to you.

               Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the fund.



               Risks Related to Investment Strategies
-------------------------------------------------------


               General

               If the adviser misjudges the return potential of one sector relative to another the fund's returns may be lower than prevailing returns, and the fund's income available for distribution to shareholders may be less, on a relative basis, than other fixed income opportunities. Similarly, if the adviser misjudges the ability of the issuer of a portfolio security to make scheduled interest or other income payments to the fund, the fund's income available for distribution to shareholders may decrease. Neither the fund nor the adviser can assure you that a particular level of income will consistently be achieved.

               The value of your shares is based on the market value of the fund's investments. In the case of fixed income securities and other securities that have relatively fixed levels of return, the value of the security will be directly affected by trends in interest rates and the overall condition of credit markets. For example, in times of rising interest rates, the value of these types of securities tends to decrease. When interest rates fall, the value of these securities tends to rise.

               In addition to these general risks of investing in the fund, there are several specific risks of investing in the fund that you should note.


20 Phoenix Multi-Sector Short Term Bond Fund

               High Yield-High Risk Securities

               The fund may invest in securities that will ordinarily be in the lower rating categories of NRSROs or be non-rated securities that the adviser believes to be of comparable, lower quality. Although these securities provide greater income and opportunity for capital appreciation than investments in higher grade securities, they also typically entail greater price volatility and principal and interest risk. There is a greater risk that an issuer will not be able to make principal and interest payments on time. If this happens, the fund would lose income and could expect a decline in the market value of securities. Likewise, the value of junk bonds is inversely related to interest rates. If interest rates rise, the value of securities generally falls.



               Unrated Securities

               The fund may invest in unrated securities. Unrated securities may not be lower in quality than rated securities but due to their perceived risk they may not have as broad a market as rated securities. Analysis of unrated securities is more complex than for rated securities, making it more difficult for the adviser to accurately predict risk.


               U.S. Government Securities

               Obligations issued or guaranteed by the U.S. government, agencies, authorities and instrumentalities only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase.


               Pass-Through Securities

               It is difficult to predict cash flows from mortgage backed and asset backed securities. Payments of principal and interest on the underlying assets may be allocated among classes in a variety of ways and the inability to determine specific amounts and timing of prepayments of the underlying loans makes it difficult to accurately predict cash flow. In the event of high prepayments, the fund may be required to invest these proceeds at a lower interest rate, causing the fund to earn less than if the prepayments had not occurred. In addition, the value of pass-through securities varies inversely to interest rates. When rates increase, the value of the security decreases.


               Foreign Investing

               The fund may invest in non-U.S. issuers. Investing in the securities of non-U.S. issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include:


                  o differences in accounting, auditing and financial reporting standards,

                  o generally higher commission rates on foreign portfolio
                    transactions,

                  o differences and inefficiencies in transaction settlement systems,

                  o the possibility of expropriation or confiscatory taxation,

                  o adverse changes in investment or exchange control
                    regulations,


                                    Phoenix Multi-Sector Short Term Bond Fund 21

                  o political instability, and

                  o potential restrictions on the flow of international
                    capital.


               Political and economic uncertainty as well as less public information about investments may negatively impact the fund's portfolio.

               Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additionally, dividends and interest payable on foreign securities may be subject to foreign taxes withheld prior to receipt by the fund.

               Many of the foreign securities held by the fund will not be registered with, nor will the issuers of those securities be subject to the reporting requirements of, the U.S. Securities and Exchange Commission. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.


               Foreign Currency

               Portions of the fund's assets may be invested in securities denominated in foreign currencies. Changes in foreign exchange rates will affect the value of those securities denominated or quoted in currencies other than the U.S. dollar. The forces of supply and demand in the foreign exchange markets determine exchange rates and these forces are in turn affected by a range of economic, political, financial, governmental and other factors. Exchange rate fluctuations can affect the fund's net asset value (share price) and dividends either positively or negatively depending upon whether foreign currencies are appreciating or depreciating in value relative to the U.S. dollar. Exchange rates fluctuate over both the long and short terms.

               On January 1, 1999, eleven European countries began converting from their sovereign currency to the European Union common currency called the "Euro". This conversion may expose the fund to certain risks including the reliability and timely reporting of pricing information of the fund's portfolio holdings. In addition, one or more of the following may adversely affect specific securities in the fund's portfolio:


                  o known trends or uncertainties related to the Euro
                    conversion that an issuer reasonably expects will have a material impact on revenues, expenses or income from its operations;

                  o competitive implications of increased price transparency of
                    European Union markets (including labor markets) resulting from adoption of a common currency and issuers' plans for pricing their own products and services in the Euro;

                  o issuers' ability to make required information technology updates on a timely basis, and costs associated with the conversion (including costs of dual currency operations through January 1, 2002);


22 Phoenix Multi-Sector Short Term Bond Fund

                  o Currency exchange rate risk and derivatives exposure
                    (including the disappearance of price sources, such as certain interest rate indices); and

                  o Potential tax consequences.


               Emerging Market Investing

               The fund may invest in companies located in emerging market countries and regions. Investments in less-developed countries whose markets are still emerging generally present risks in greater degree than those presented by investment in foreign issuers based in countries with developed securities markets and more advanced regulatory systems. Prior governmental approval of foreign investments may be required under certain circumstances in some developing countries, and the extent of foreign investment in domestic companies may be subject to limitation in other developing countries. The charters of individual companies in developing countries may impose limitations on foreign ownership to prevent, among other concerns, violation of foreign investment limitations.


               Single Sector Investing

               Although the fund intends to invest in all four market sectors, it may invest all of its assets in only one market sector. Securities of companies in other sectors may provide greater investment return in certain market conditions as compared to securities in this sector. Conditions which negatively affect this one sector will have a greater impact on the fund as compared to when the fund invests in more than one sector or as compared to other funds.


               Long-Term Maturities

               Long-term maturities present a greater risk that economic and market conditions may negatively impact expected returns of a security. Typically, securities with long-term maturities are more sensitive to interest rate movements than shorter term securities. Small increases or decreases in interest rates will have a greater effect on securities with longer maturities than on shorter term maturities because the change will effect the security for a longer period of time.


               When-Issued and Delayed-Delivery Securities

               Securities purchased on a when-issued or delayed-delivery basis are subject to the risk that the value of the security on settlement date may be more or less than the price paid as a result of changes in the level of interest rates or other market changes. If the value on settlement day is less, the value of your shares may decline.


               Impact of the Year 2000 Issue on Fund Investments

               The Year 2000 issue is the result of computer programs being written using two rather than four digits to define the applicable year. There is the possibility that some or all of a company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. If a company whose securities are held by the fund does


                                    Phoenix Multi-Sector Short Term Bond Fund 23
               not "fix" its Year 2000 issue it is possible that its operations and financial results would be hurt. Also the cost of modifying computer programs to become Year 2000 compliant may hurt the financial performance and market price of companies whose securities are held by the fund.



               Management of the Funds
-------------------------------------------


               The Adviser

               Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the funds and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix also acts as the investment adviser for 14 other mutual funds, as subadviser to three additional mutual funds and as adviser to institutional clients. As of December 31, 1998, Phoenix had $23.9 billion in assets under management. Phoenix has acted as an investment adviser for over sixty years.

               Subject to the direction of the funds' Board of Directors/Trustees, Phoenix is responsible for managing the funds' investment programs and the day-to-day management of each fund's portfolio. Phoenix manages each fund's assets to conform with the investment policies as described in this prospectus. Each fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates.





                                        1st billion       $1+ billion through $2 billion        $2+ billion
-----------------------------------     -----------       ------------------------------        -----------
  Multi-Sector Fixed Income Fund        0.55%             0.50%                                 0.45%
  Multi-Sector Short Term Bond Fund     0.55%             0.50%                                 0.45%

               Phoenix has voluntarily agreed to assume operating expenses of the Multi-Sector Short Term Bond Fund (excluding management fees, distribution and service fees, interest, taxes, brokerage fees, commissions and extraordinary expenses) until December 31, 1999, to the extent that such expenses exceed 0.20% of the average annual net asset values for the fund.

               During the last fiscal year, the Multi-Sector Fixed Income Fund paid total management fees of $1,875,258; the Multi-Sector Short Term Bond Fund paid total management fees of $270,259. The ratio of management fees to average net assets for the fiscal year ended October 31, 1998 was 0.55% for the Multi-Sector Fixed Income Fund and 0.55% for the Multi-Sector Short Term Bond Fund. On June 1, 1998, National Securities & Research Corporation ("National") assigned its investment management agreement for each of the funds to Phoenix Investment Counsel, Inc. Phoenix and National are subsidiaries of Phoenix Investment Partners, Ltd. (formerly Phoenix Duff & Phelps Corporation). Of the total management fees paid by the funds during the last fiscal year, National was paid $1,134,357 and Phoenix was paid $740,901 by the Multi-Sector Fixed Income Fund; National was paid $144,626 and Phoenix was paid $125,633 by the Multi-Sector Short Term Bond Fund.


24 Phoenix Multi-Sector Fixed Income Fund, Inc.
   Phoenix Multi-Sector Short Term Bond Fund

               Portfolio Management

               David L. Albrycht is portfolio manager of the funds, and as such, is primarily responsible for the day-to-day management of the funds' portfolios. Mr. Albrycht co-managed the Multi-Sector Fixed Income Fund since March 1994, and assumed full management of that fund in April 1995. He has been portfolio manager of the Multi-Sector Short Term Bond Fund since August 1993.

               Mr. Albrycht has also been the portfolio manager of the Phoenix Strategic Income Fund of the Phoenix Multi-Portfolio Fund since August 1993. Mr. Albrycht is a Managing Director, Fixed Income, of Phoenix. He held various investment management positions with Phoenix Home Life Mutual Insurance Company, an affiliate of Phoenix, from 1989 through 1995.


               Impact of the Year 2000 Issue on Fund Operations

               The Trustees have directed management to ensure that the systems used by service providers (Phoenix and its affiliates) in support of the funds' operations be assessed and brought into Year 2000 compliance. Based upon preliminary assessments, Phoenix has determined that it will be required to modify or replace portions of its software so that its computer systems will properly utilize dates beyond December 31, 1999. Phoenix management believes that the majority of these systems are already Year 2000 compliant. Phoenix believes that with modifications to existing software and conversions to new software, the Year 2000 issue will be mitigated. It is anticipated that such modifications and conversions will be completed on a timely basis. It is not known at this time if there could be a material impact on the operations of Phoenix or its affiliates or the fund if such modifications and conversions are not completed timely.

               Phoenix will utilize both internal and external resources to reprogram, or replace, and test the software for Year 2000 modifications. Certain systems are already in the process of being converted due to previous initiatives and it is expected that all core systems will be remediated and tested by June 1999. The total cost to become Year 2000 compliant is not an expense of the fund and is not expected to have a material impact on the operating results of Phoenix.



               Pricing of Fund Shares
---------------------------------------


               How is the Share Price determined?

               The fund calculates a share price for each class of its shares. The share price is based on the net assets of the fund and the number of outstanding shares. In general, the fund calculates net asset value by:


                  o adding the values of all securities and other assets of the fund,

                  o subtracting liabilities, and

                  o dividing by the total number of outstanding shares of the fund.


                                 Phoenix Multi-Sector Fixed Income Fund, Inc. 25 Phoenix Multi-Sector Short Term Bond Fund

               Asset Value: The fund's investments are valued at market value. If market quotations are not available, the fund determines a "fair value" for an investment according to rules and procedures approved by the Trustees. Foreign and domestic debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service approved by the Trustees when such prices are believed to reflect the fair value of such securities. Foreign and domestic equity securities are valued at the last sale price or, if there has been no sale that day, at the last bid price, generally. Short-term investments having a remaining maturity of sixty days or less are valued at amortized cost, which the Directors/ Trustees have determined approximates market value.

               Liabilities: Class specific expenses, distribution fees, service fees and other liabilities are deducted from the assets of each class. Expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class's net assets, except where an alternative allocation can be more fairly made.

               Net Asset Value: The liability allocated to a class plus any other expenses are deducted from the proportionate interest of such class in the assets of the fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class's net asset value per share.

               The net asset value per share of each class of the fund is determined on days when the New York Stock Exchange (the "NYSE") is open for trading as of the close of trading (normally 4:00 PM eastern time). The fund will not calculate its net asset values per share on days when the NYSE is closed for trading. Trading of securities held by the fund in foreign markets may negatively or positively impact the value of such securities on days when the fund neither trades securities nor calculates its net asset values (i.e., weekends and certain holidays).


               At what price are shares purchased?

               All investments received by the fund's authorized agents prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day's net asset value. Shares credited to your account from the reinvestment of fund distributions will be in full and fractional shares that are purchased at the closing net asset value on the next business day on which the fund's net asset value is calculated following the dividend record date.



               Sales Charges
------------------------------


               What are the classes and how do they differ?

               Each fund presently offers three classes of shares that have different sales and distribution charges (see "Fund Expenses" previously in this prospectus). Each fund has adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940 that authorize the fund to pay distribution and service fees for the sale of its shares and


26 Phoenix Multi-Sector Fixed Income Fund, Inc.
   Phoenix Multi-Sector Short Term Bond Fund
               for services provided to shareholders. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


               What arrangement is best for you?

               The different classes permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

               Class A Shares. If you purchase Class A Shares of the Multi-Sector Fixed Income Fund, you will pay a sales charge at the time of purchase equal to 4.75% of the offering price (4.99% of the amount invested). If you purchase Class A Shares of the Multi-Sector Short Term Bond Fund, you will pay a sales charge at the time of purchase equal to 2.25% of the offering price (2.30% of the amount invested). The sales charge may be reduced or waived under certain conditions. Class A Shares are not subject to any charges by the fund when redeemed. Class A Shares have lower distribution and service fees (0.25%) and pay higher dividends than any other class.

               Class B Shares. If you purchase Class B Shares, you will not pay a sales charge at the time of purchase. If you sell your Class B Shares of the Multi-Sector Fixed Income Fund within the first 5 years after they are purchased, you will pay a sales charge of up to 5% of your shares' value. If you sell your Class B Shares of the Multi-Sector Short Term Bond Fund within the first 3 years after they are purchased, you will pay a sales charge of up to 2% of your shares' value. See "Deferred Sales Charge Alternative--Class B and C Shares" below. These charges decline to 0% over a period of 5 years for the Multi-Sector Fixed Income Fund and a period of 3 years for the Multi-Sector Short Term Bond Fund. The sales charge may be waived under certain conditions. Class B shares have higher distribution and service fees (1.00% for the Multi-Sector Fixed Income Fund and 0.75% for the Multi-Sector Short Term Bond Fund) and pay lower dividends than Class A Shares. Class B Shares automatically convert to Class A Shares 8 years after purchase for the Multi-Sector Fixed Income Fund and 6 years after purchase for the Multi-Sector Short Term Bond Fund. Purchases of Class B Shares may be inappropriate for any investor who may qualify for reduced sales charges of Class A Shares and anyone who is over 85 years of age. The underwriter may decline purchases in such situations.

               Class C Shares. If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. If you sell your Class C Shares of the Multi-Sector Fixed Income Fund within the first year after they are purchased, you will pay a sales charge of 1%. You will not pay any sales charges on Class C Shares of the Multi-Sector Short Term Bond Fund when you sell them. See "Deferred


                                 Phoenix Multi-Sector Fixed Income Fund, Inc. 27 Phoenix Multi-Sector Short Term Bond Fund

               Sales Charge Alternative--Class B and C Shares" below. Class C Shares of the Multi-Sector Fixed Income Fund have the same distribution and service fees (1.00%) and pay comparable dividends as Class B Shares. Class C Shares of the Multi-Sector Short Term Bond Fund have lower distribution and service fees and pay higher dividends than Class C Shares. Class C Shares do not convert to any other class of shares of the fund.


               Initial Sales Charge Alternative--Class A Shares

               The public offering price of Class A Shares is the net asset value plus a sales charge that varies depending on the size of your purchase (see "Class A Shares--Reduced Sales Charges:
               Combination Purchase Privilege" in the Statement of Additional Information). Shares purchased based on the automatic reinvestment of income dividends or capital gains distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the fund's underwriter (Phoenix Equity Planning Corporation or "PEPCO").


               Sales Charge you may pay to purchase Class A Shares



                                              Sales Charge as
  Multi-Sector Fixed Income Fund              a percentage of
                                       ---------------------------
  Amount of                                             Net
  Transaction                          Offering       Amount
  at Offering Price                      Price        Invested
------------------------------------   --------       --------
  Under $50,000                         4.75%          4.99%
  $50,000 but under $100,000            4.50           4.71
  $100,000 but under $250,000           3.50           3.63
  $250,000 but under $500,000           3.00           3.09
  $500,000 but under $1,000,000         2.00           2.04
  $1,000,000 or more                    None           None



                                               Sales Charge as
  Multi-Sector Short Term Bond Fund            a percentage of
                                          --------------------------
  Amount of                                                Net
  Transaction                             Offering       Amount
  at Offering Price                         Price        Invested
---------------------------------------   --------       --------
  Under $50,000                            2.25%          2.30%
  $50,000 but under $100,000               1.25           1.27
  $100,000 but under $500,000              1.00           1.01
  $500,000 but under $1,000,000            0.75           0.76
  $1,000,000 or more                       None           None

               Deferred Sales Charge Alternative--
               Class B and C Shares

               Class B and C Shares are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining contingent deferred sales charge ("CDSC") at the rates listed below. Class C Shares of the Multi-Sector Short Term Bond Fund are purchased without an initial sales charge and are not subject to a deferred sales charge. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed,


28 Phoenix Multi-Sector Fixed Income Fund, Inc.
   Phoenix Multi-Sector Short Term Bond Fund
               whichever is less. No sales charge will be imposed on increases in net asset value or on shares purchased through the reinvestment of income dividends or capital gains distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest time. To calculate the amount of shares owned and time period held, all Class B Shares purchased in any month are considered purchased on the last day of the preceding month, and all Class C Shares are considered purchased on the trade date.


               Deferred Sales Charge you may pay to sell Class B Shares


               Multi-Sector Fixed Income Fund

                Year   1     2     3    4     5     6+
               ----------------------------------------------------------------

                CDSC   5%    4%    3%   2%    2%    0%


               Multi-Sector Short Term Bond Fund

                Year    1    2      3     4+
               ----------------------------------------------------------------

                CDSC    2%   1.5%   1%    0%


               Deferred Sales Charge you may pay to sell Class C Shares


               Multi-Sector Fixed Income Fund

                Year   1     2+
               ----------------------------------------------------------------

                CDSC    1%    0%

               You will not pay any deferred sales charge to sell Class C Shares of the Multi-Sector Short Term Bond Fund.



               Your Account
-----------------------------


               Opening an Account

               Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below.


               Step 1.

               Your first choice will be the initial amount you intend to invest.

                                 Phoenix Multi-Sector Fixed Income Fund, Inc. 29 Phoenix Multi-Sector Short Term Bond Fund

               Minimum initial investments:


                  o $25 for individual retirement accounts, or accounts that use the systematic exchange privilege, or accounts that use the Investo-Matic program (see below for more information on the Investo-Matic program).

                  o There is no initial dollar requirement for defined
                    contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.

                  o $500 for all other accounts.


               Minimum additional investments:


                  o $25 for any account.

                  o There is no minimum for defined contribution plans,
                    profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into an existing account.


               Step 2.

               Your second choice will be what class of shares to buy. The funds offer three classes of shares for individual investors. Each has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.


               Step 3.

               Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:


                  o Receive both dividends and capital gain distributions in additional shares

                  o Receive dividends in cash and capital gain distributions in additional shares

                  o Receive both dividends and capital gain distributions in cash


               No interest will be paid on uncashed distribution checks.


30 Phoenix Multi-Sector Fixed Income Fund, Inc.
   Phoenix Multi-Sector Short Term Bond Fund

               How To Buy Shares
------------------------------------





                                To Open An Account
------------------------------- --------------------------------------------------------------------------
  Through a financial advisor   Contact your advisor. Some advisors may charge a fee.

                                Complete a New Account Application and send it with a check payable
  Through the mail              to the fund. Mail them to: State Street Bank, P.O. Box 8301, Boston,
                                MA 02266-8301.

  By Federal Funds wire         Call us at (800) 243-1574 (press 1, then 0).

                                Complete the appropriate section on the application and send it with your
  By Investo-Matic              initial investment payable to the fund. Mail them to: State Street Bank,
                                P.O. Box 8301, Boston, MA 02266-8301.

  By telephone exchange         Call us at (800) 243-1574 (press 1, then 0).


               How to Sell Shares
-----------------------------------


               You have the right to have the funds buy back shares at the net asset value next determined after receipt of a redemption order by the fund's Transfer Agent or an authorized agent. In the case of a Class B or C Share redemption, you will be subject to the applicable deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The funds do not charge any redemption fees. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.


                                 Phoenix Multi-Sector Fixed Income Fund, Inc. 31 Phoenix Multi-Sector Short Term Bond Fund


                                To Sell Shares
------------------------------- ---------------------------------------------------------------------
  Through a financial advisor   Contact your advisor. Some advisors may charge a fee.

                                Send a letter of instruction and any share certificates (if you hold certificate shares) to: State Street Bank, P.O. Box 8301, Boston, MA
  Through the mail              02266-8301. Be sure to include the registered owner's name, fund and account number, number of shares or dollar value you wish to sell.

                                For sales up to $50,000, requests can be made by calling
  By telephone                  (800) 243-1574.

  By telephone exchange         Call us at (800) 243-1574 (press 1, then 0).

                                If you selected the checkwriting feature, you may write checks for
  By check                      amounts of $500 or more. Checks may not be used to close an account.


               Things You Should Know When Selling Shares
---------------------------------------------------------------


               You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the funds. The funds reserve the right to pay large redemptions "in-kind" (in securities owned by the fund rather than in cash). Large redemptions are those over $250,000 or 1% of the fund's net assets. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer "street" accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents in proper form have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the fund's Transfer Agent at (800) 243-1574.


               Redemptions by Mail


               [arrow] If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act.

                        Send a clear letter of instructions if all of these apply:


                       o The proceeds do not exceed $50,000.

                       o The proceeds are payable to the registered owner at
                         the address on record.

                         Send a clear letter of instructions with a signature guarantee when any of these apply:


                       o You are selling more than $50,000 worth of shares.


32 Phoenix Multi-Sector Fixed Income Fund, Inc.
   Phoenix Multi-Sector Short Term Bond Fund

                       o The name or address on the account has changed within
                         the last 60 days.

                       o You want the proceeds to go to a different name or
                         address than on the account.


               [arrow] If you are selling shares held in a corporate or fiduciary account, please contact the fund's Transfer Agent at (800) 243-1574.

               The signature on your request must be guaranteed by an eligible guarantor institution as defined by the fund's Transfer Agent in accordance with its signature guarantee procedures. Currently, such procedures generally permit guarantees by banks, broker dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.


               Selling Shares by Telephone


               The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

               The individual investor bears the risk from instructions given by an unauthorized third party that the Transfer Agent reasonably believed to be genuine.

               The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders.

               During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.




               Account Policies
--------------------------------


               Account Reinstatement Privilege

               For 180 days after you sell your Class A, B, or C Shares, you can purchase Class A Shares of any fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. You can call us at (800) 243-1574 for more information.

               Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes. Class B shareholders who have had the contingent deferred sales charge waived because they are in the Systematic Withdrawal Program are not eligible for this reinstatement privilege.


                                 Phoenix Multi-Sector Fixed Income Fund, Inc. 33 Phoenix Multi-Sector Short Term Bond Fund

               Redemption of Small Accounts

               Due to the high cost of maintaining small accounts, if your account balance is less than $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at net asset value, and a check will be mailed to the address of record.


               Exchange Privileges

               You should read the prospectus carefully before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at (800) 243-4361 or accessing our Web site at www.phoenixinvestments.com.


                  o You may exchange shares for another fund in the same class of shares; e.g., Class A for Class A.

                  o Exchanges may be made by phone ((800) 243-1574) or by mail
                    (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).

                  o The amount of the exchange must be equal to or greater than the minimum initial investment required.

                  o The exchange of shares is treated as a sale and purchase for federal income tax purposes.

                  o Because excessive trading can hurt fund performance and
                    harm other shareholders, the Fund reserves the right to temporarily or permanently end exchange privileges or reject an order from anyone who appears to be attempting to time the market, including investors who request more than one exchange in any 30-day period. The fund's underwriter has entered into agreements with certain market timing firms permitting them to exchange by telephone. These privileges are limited, and the fund distributor has the right to reject or suspend them.


               Retirement Plans

               Shares of the fund may be used as investments under the following qualified prototype retirement plans: traditional IRA, rollover IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase plans, and 403(b) plans. For more information, call (800) 243-4361.


34 Phoenix Multi-Sector Fixed Income Fund, Inc.
   Phoenix Multi-Sector Short Term Bond Fund

               Investor Services
---------------------------------


               Investo-Matic is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Investo-Matic Section on the application and include a voided check.

               Systematic Exchange allows you to automatically move money from one Phoenix Fund to another on a monthly, quarterly, semi-annual or annual basis. Shares of one Phoenix Fund will be exchanged for shares of the same class of another fund at the interval you select. To sign up, just complete the Systematic Exchange Section on the application.

               Telephone Exchange lets you exchange shares of one fund for the same class of shares in another fund, using our customer service telephone service. See the Telephone Exchange Section on the application.

               Systematic Withdrawal Program allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual, or annual basis. Sufficient shares will be redeemed on the 15th of the month at the closing net asset value so that the payment is made about the 20th of the month. The program also provides for redemptions on or about the 10th, 15th, or 25th with proceeds directed through Automated Clearing House
               (ACH) to your bank. The minimum withdrawal is $25, and minimum account balance requirements continue. Shareholders in the program must own fund shares worth at least $5,000.



               Tax Status of Distributions
-------------------------------------------


               Distributions from net investment income will be declared daily and paid monthly. The fund will distribute net realized capital gains, if any, at least annually. Distributions of short-term capital gains and net investment income are taxable to shareholders as ordinary income. Long-term capital gains, if any, distributed to shareholders and which are designated by the fund as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares.

               Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.


                                 Phoenix Multi-Sector Fixed Income Fund, Inc. 35 Phoenix Multi-Sector Short Term Bond Fund

               Financial Highlights
------------------------------------


               This table is intended to help you understand the fund's financial performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants. Their report, together with the fund's financial statements, are included in the fund's most recent Annual Report, which is available upon request.


               Phoenix Multi-Sector Fixed Income Fund, Inc.


                                                                                   Class A
                                              --------------------------------------------------------------------------------
                                                                           Year Ended October 31,
                                              --------------------------------------------------------------------------------
                                                  1998             1997              1996           1995           1994
                                                  ----             ----              ----           ----           ----
  Net asset value, beginning of period          $  13.50         $  13.27          $  12.56       $  11.94        $  14.13
  Income from investment operations:
   Net investment income                            1.07             1.03              0.94           0.96            0.76
   Net realized and unrealized gain (loss)         (1.88)            0.18              0.72           0.61           (1.35)
                                              ----------         --------          --------       --------        -------
    Total from investment operations               (0.81)            1.21              1.66           1.57           (0.59)
                                              ----------         --------          --------       --------        -------
  Less distributions:
   Dividends from net investment income            (1.07)           (0.98)            (0.95)         (0.95)          (0.77)
   Dividends from net realized gains               (0.36)              --                --             --           (0.63)
   In excess of net investment income                 --               --                --             --           (0.05)
   In excess of net realized gains                 (0.06)              --                --             --              --
   Tax return of capital                              --               --                --             --           (0.15)
                                              ----------         --------          --------       --------        -------
    Total distributions                            (1.49)           (0.98)            (0.95)         (0.95)          (1.60)
                                              ----------         --------          --------       --------        -------
  Change in net asset value                        (2.30)            0.23              0.71           0.62           (2.19)
                                              ----------         --------          --------       --------        -------
  Net asset value, end of period                $  11.20         $  13.50          $  13.27       $  12.56        $  11.94
                                              ==========         ========          ========       ========        =======
  Total return(1)                                  (6.86)%           9.22%            13.75%         13.83%          (4.57)%
  Ratios/supplemental data:
  Net assets, end of period (thousands)         $156,317         $191,486          $169,664       $168,875        $172,966
  Ratio to average net assets of:
   Operating expenses                               1.08%            1.04%(2)          1.07%          1.10%           1.13%
   Net investment income                            8.17%            7.28%             7.56%          8.10%           7.05%
  Portfolio turnover                                 157%             295%              255%           201%            123%

----------------
(1)     Maximum sales charges are not reflected in the total return calculation.
(2) For the year ended October 31, 1997, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

---------------------------------------------


               Phoenix Multi-Sector Fixed Income Fund, Inc.


                                                                                   Class B
                                              ---------------------------------------------------------------------------------
                                                                           Year Ended October 31,
                                                   1998             1997             1996           1995            1994
  Net asset value, beginning of period          $  13.48         $  13.25          $  12.54       $  11.93        $  14.10
  Income from investment operations:
   Net investment income                            0.96             0.92              0.85           0.86            0.68
   Net realized and unrealized gain (loss)         (1.87)            0.18              0.71           0.61           (1.36)
                                              ----------         --------          --------       --------        -------
    Total from investment operations               (0.91)            1.10              1.56           1.47           (0.68)
                                              ----------         --------          --------       --------        -------
  Less distributions:
   Dividends from net investment income            (0.97)           (0.87)            (0.85)         (0.86)          (0.67)
   Dividends from net realized gains               (0.36)              --                --             --           (0.63)
   In excess of net investment income                 --               --                --             --           (0.05)
   In excess of net realized gains                 (0.06)              --                --             --              --
   Tax return of capital                              --               --                --             --           (0.14)
                                              ----------         --------          --------       --------        -------
    Total distributions                            (1.39)           (0.87)            (0.85)         (0.86)          (1.49)
                                              ----------         --------          --------       --------        -------
  Change in net asset value                        (2.30)            0.23              0.71           0.61           (2.17)
                                              ----------         --------          --------       --------        -------
  Net asset value, end of period                $  11.18         $  13.48          $  13.25       $  12.54        $  11.93
                                              ==========         ========          ========       ========        =======
  Total return(1)                                  (7.51)%           8.42%            12.84%         12.96%          (5.21)%
  Ratios/supplemental data:
  Net assets, end of period (thousands)         $124,075         $154,989          $142,869       $144,020        $156,629
  Ratio to average net assets of:
   Operating expenses                               1.84%            1.79%(2)          1.82%          1.85%           1.78%
   Net investment income                            7.36%            6.52%             6.80%          7.30%           6.46%
  Portfolio turnover                                 157%             295%              255%           201%            123%

----------------

(1)  Maximum sales charges are not reflected in the total return calculation.
(2) For the year ended October 31, 1997, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

-----------------------------------------------


               Phoenix Multi-Sector Fixed Income Fund, Inc.


                                                         Class C
                                              ---------------------------------
                                              Year Ended        From Inception
                                              October 31,       10/14/97 to
                                               1998              10/31/97
  Net asset value, beginning of period        $ 13.48            $ 14.22
                                              -------            -------
  Income from investment operations:
   Net investment income                         0.97               0.04
   Net realized and unrealized gain (loss)      (1.85)             (0.74)
                                              -------            -------
    Total from investment operations            (0.88)             (0.70)
                                              -------            -------
  Less distributions:
   Dividends from net investment income         (0.97)             (0.04)
   Dividends from net realized gains            (0.36)                --
   In excess of net investment income              --                 --
   In excess of net realized gains              (0.06)                --
   Tax return of capital                           --                 --
                                              -------            -------
    Total distributions                         (1.39)             (0.04)
                                              -------            -------
  Change in net asset value                     (2.27)             (0.74)
                                              -------            -------
  Net asset value, end of period              $ 11.21            $ 13.48
                                              =======            =======
  Total return(1)                               (7.36)%            (5.00)%(3)
  Ratios/supplemental data:
  Net assets, end of period (thousands)       $ 5,937            $   284
  Ratio to average net assets of:
   Operating expenses                            1.88%              1.62%(2)(4)
   Net investment income                         7.46%              4.75%(4)
  Portfolio turnover                              157%               295%

----------------

(1)  Maximum sales charges are not reflected in the total return calculation.
(2) For the year ended October 31, 1997, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(3)  Not annualized.
(4)  Annualized.

-----------------------------------------------


               Phoenix Multi-Sector Short Term Bond Fund


                                                                                Class A
                                            --------------------------------------------------------------------------------
                                                                         Year Ended October 31,
                                            --------------------------------------------------------------------------------
                                                  1998            1997            1996            1995            1994
                                                  ----            ----            ----            ----            ----
  Net asset value, beginning of period         $  5.06         $  4.91         $  4.74         $  4.61         $  4.91
  Income from investment operations:
   Net investment income                          0.34(2)         0.34(2)         0.33(2)         0.33(2)         0.29(2)
   Net realized and unrealized gain (loss)       (0.29)           0.14            0.17            0.13           (0.26)
                                               -------         -------         -------         -------         -------
    Total from investment operations              0.05            0.48            0.50            0.46            0.03
                                               -------         -------         -------         -------         -------
  Less distributions:
   Dividends from net investment income          (0.34)          (0.33)          (0.33)          (0.33)          (0.29)
   Dividends from net realized gains             (0.11)             --              --              --           (0.03)
   Tax return of capital                            --              --              --              --           (0.01)
                                               -------         -------         -------         -------         -------
    Total distributions                          (0.45)          (0.33)          (0.33)          (0.33)          (0.33)
                                               -------         -------         -------         -------         -------
  Change in net asset value                      (0.40)           0.15            0.17            0.13           (0.30)
                                               -------         -------         -------         -------         -------
  Net asset value, end of period               $  4.66         $  5.06         $  4.91         $  4.74         $  4.61
                                               =======         =======         =======         =======         =======
  Total return(1)                                 0.85%          10.08%          10.91%          10.27%           0.40%
  Ratios/supplemental data:
  Net assets, end of period (thousands)         33,212         $28,557         $13,702         $ 9,303         $ 9,371
  Ratio to average net assets of:
   Operating expenses                             1.00%           1.00%           1.00%           1.00%           1.00%
   Net investment income                          6.90%           6.54%           6.88%           7.07%           5.99%
  Portfolio turnover                               126%            246%            232%            344%            121%

----------------

(1)  Maximum sales charges are not reflected in the total return calculation.
(2) Includes reimbursement of operating expenses by investment adviser of $0.03, $0.04, $0.06, $0.08 and $0.08, respectively.

---------------------------------------------


               Phoenix Multi-Sector Short Term Bond Fund


                                                                                Class B
                                            --------------------------------------------------------------------------------
                                                                         Year Ended October 31,
                                            --------------------------------------------------------------------------------
                                                  1998            1997            1996            1995            1994
  Net asset value, beginning of period         $  5.06         $  4.91         $  4.74         $  4.61         $  4.91
                                               -------         -------         -------         -------         -------
  Income from investment operations:
   Net investment income                          0.31(2)         0.31(2)         0.31(2)         0.30(2)         0.27(2)
   Net realized and unrealized gain (loss)       (0.29)           0.15            0.17            0.13           (0.26)
                                               -------         -------         -------         -------         -------
    Total from investment operations              0.02            0.46            0.48            0.43            0.01
                                               -------         -------         -------         -------         -------
  Less distributions:
   Dividends from net investment income          (0.32)          (0.31)          (0.31)          (0.30)          (0.27)
   Dividends from net realized gains             (0.11)             --              --              --           (0.03)
   Tax return of capital                            --              --              --              --           (0.01)
                                               -------         -------         -------         -------         -------
    Total distributions                          (0.43)          (0.31)          (0.31)          (0.30)          (0.31)
                                               -------         -------         -------         -------         -------
  Change in net asset value                      (0.41)           0.15            0.17            0.13           (0.30)
                                               -------         -------         -------         -------         -------
  Net asset value, end of period               $  4.65         $  5.06         $  4.91         $  4.74         $  4.61
                                               =======         =======         =======         =======         =======
  Total return(1)                                 0.12%           9.51%          10.36%           9.71%          (0.03)%
  Ratios/supplemental data:
  Net assets, end of period (thousands)         12,225         $10,318         $ 5,943         $ 4,659         $ 6,418
  Ratio to average net assets of:
   Operating expenses                             1.50%           1.50%           1.50%           1.50%           1.45%
   Net investment income                          6.44%           6.05%           6.38%           6.59%           5.74%
  Portfolio turnover                               126%            246%            232%            344%            121%

----------------

(1)  Maximum sales charges are not reflected in the total return calculation.
(2) Includes reimbursement of operating expenses by investment adviser of $0.03, $0.04, $0.06, $0.08 and $0.08, respectively.

---------------------------------------------


               Phoenix Multi-Sector Short Term Bond Fund


                                                         Class C
                                              -----------------------------------
                                              Year Ended           From Inception
                                              October 31,          10/1/97 to
                                                 1998              10/31/97
  Net asset value, beginning of period        $  5.06              $ 5.15
                                              -------              ------
  Income from investment operations:
   Net investment income                         0.34(2)             0.03(2)
   Net realized and unrealized gain (loss)      (0.30)              (0.09)
                                              -------              ------
    Total from investment operations             0.04               (0.06)
                                              -------              ------
  Less distributions:
   Dividends from net investment income         (0.33)              (0.03)
   Dividends from net realized gains            (0.11)                 --
   Tax return of capital                           --                  --
                                              -------              ------
    Total distributions                         (0.44)              (0.03)
                                              -------              ------
  Change in net asset value                     (0.40)              (0.09)
                                              -------              ------
  Net asset value, end of period              $  4.66              $ 5.06
                                              =======              ======
  Total return(1)                                0.59%              (1.30)%(4)
  Ratios/supplemental data:
  Net assets, end of period (thousands)        10,665              $  575
  Ratio to average net assets of:
   Operating expenses                            1.25%               1.25%(3)
   Net investment income                         6.70%               5.51%(3)
  Portfolio turnover                              126%                246%

----------------

(1)  Maximum sales charges are not reflected in the total return calculation.
(2) Includes reimbursement of operating expenses by investment adviser of $0.03 and $0.04, respectively.
(3)  Annualized.
(4)  Not annualized.

               Additional Information
---------------------------------------


     Statement of Additional Information

     Each fund has filed a Statement of Additional Information about the fund, dated March 1, 1999 with the Securities and Exchange Commission. The Statement contains more detailed information about the fund. Each is incorporated into this prospectus by reference and is legally part of the prospectus. You may obtain a free copy of the Statements:


       o by writing to Phoenix Equity Planning Corporation, 100 Bright Meadow Blvd., P.O. Box 2200, Enfield, Connecticut 06083-2200 or

       o by calling (800) 243-4361.


     You may also obtain information about the funds from the Securities and Exchange Commission:


       o through its internet site (http://www.sec.gov),

       o by visiting its Public Reference Room in Washington, DC or

       o by writing to its Public Reference Section, Washington, DC 20549-6009 (a fee may be charged).


         Information about the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.


     Shareholder Reports

     Each fund semiannually mails to its shareholders detailed reports containing information about the fund's investments. Each fund's Annual Report contains a detailed discussion of the market conditions and investment strategies that significantly affected the fund's performance from November 1 through October 31. You may request a free copy of the fund's Annual and Semiannual Reports:


       o by writing to Phoenix Equity Planning Corporation, 100 Bright Meadow Blvd., P.O. Box 2200, Enfield, Connecticut 06083-2200 or

       o by calling (800) 243-4361.


                       Customer Service: (800) 243-1574
                           Marketing: (800) 243-4361
                        Telephone Orders: (800) 367-5877
                 Telecommunication Device (TTY): (800) 243-1926


Multi-Sector Fixed Income Fund SEC File Nos. 33-31243 and 811-5909 Multi-Sector Short Term Bond Fund SEC File Nos. 33-45758 and 811-6566

                      [recycle logo] Printed on recycled paper using soybean ink

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                                                                              43

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44

                     [This page intentionally left blank]

[BACK PAGE]


Phoenix Equity Planning Corporation                              ---------------
PO Box 2200                                                        PRSRT STD
Enfield CT 06083-2200                                             U.S. Postage
                                                                      PAID
                                                                 Springfield, MA
                                                                 Permit No. 444
                                                                 ---------------


[LOGO] PHOENIX
       INVESTMENT PARTNERS



PXP 694 (3/99)

                 PHOENIX MULTI-SECTOR FIXED INCOME FUND, INC.


                               101 Munson Street
                        Greenfield, Massachusetts 01301



                      Statement of Additional Information

                                 March 1, 1999


     This Statement of Additional Information is not the Prospectus but expands upon and supplements the information contained in the current Prospectus of Phoenix Multi-Sector Fixed Income Fund, Inc. (the "Fund"), dated March 1, 1999 and should be read in conjunction with it. The Fund's Prospectus may be obtained by calling Phoenix Equity Planning Corporation ("Equity Planning") at
(800) 243-4361 or by writing to Equity Planning at 100 Bright Meadow Blvd., P.O. Box 2200, Enfield, CT 06083-2200.




              TABLE OF CONTENTS


                                                PAGE
THE FUND ......................................   1
INVESTMENT OBJECTIVE AND POLICIES .............   1
INVESTMENT RESTRICTIONS .......................   1
INVESTMENT TECHNIQUES .........................   2
PERFORMANCE INFORMATION .......................   7
PORTFOLIO TRANSACTIONS AND BROKERAGE ..........   8
SERVICES OF THE ADVISER .......................   9
NET ASSET VALUE ...............................  10
HOW TO BUY SHARES .............................  10
INVESTOR ACCOUNT SERVICES .....................  13
TAX SHELTERED RETIREMENT PLANS ................  14
HOW TO REDEEM SHARES ..........................  14
DIVIDENDS, DISTRIBUTIONS AND TAXES ............  16
THE DISTRIBUTOR ...............................  18
PLANS OF DISTRIBUTION .........................  19
MANAGEMENT OF THE FUND ........................  20
OTHER INFORMATION .............................  27
APPENDIX ......................................  28


                        Customer Service: (800) 243-1574
                           Marketing: (800) 243-4361
                        Telephone Orders: (800) 367-5877
                              TTY: (800) 243-1926






PXP 695B (3/99)

                                   THE FUND

     Phoenix Multi-Sector Fixed Income Fund, Inc. is a diversified open-end, management investment company which was organized as a corporation under Maryland law on September 20, 1989. On November 18, 1998 the Directors voted to change the name of the Fund to Phoenix-Goodwin Multi-Sector Fixed Income Fund, Inc., and to submit the proposed name change to a vote of shareholders as soon as practicable.


                       INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is to maximize current income consistent with the preservation of capital. The Fund will seek to achieve its objective by investing in U.S. Government Securities, Foreign Securities, Investment Grade Securities and High Yield-High Risk Securities (as such terms are defined in the Prospectus). There is no assurance that the Fund will achieve its investment objective.


                            INVESTMENT RESTRICTIONS

Fundamental Policies
     The following investment restrictions are fundamental policies that cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (i.e., the lesser of (a) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (b) more than 50% of the outstanding shares.)

     The Fund may not:

 1. Underwrite the sale of securities of other issuers.

 2. Deal in real estate, but it may purchase marketable securities of companies which deal in real estate investment trusts.

 3. Deal in commodities or commodity contracts, except that the Fund may, subject to the limitations and conditions set forth herein, enter into interest rate futures contracts and foreign currency futures contracts on domestic and foreign exchanges, purchase and write put and call options on interest rate futures contracts and foreign currency and write covered call options.

 4. Make loans to other persons but may, however, lend portfolio securities (up to 33% of net assets at the time the loan is made) to brokers or dealers or other financial institutions not affiliated with the Fund or the Adviser subject to conditions established by the Adviser (See "Lending Portfolio Securities").

 5. Enter into repurchase agreements and purchase or hold participations in loans in excess of 5% of net assets, respectively.

 6. Borrow money, issue senior securities as defined in the Investment Company Act of 1940, or pledge, mortgage or hypothecate its assets, except that it may
 (i) borrow from banks, enter into reverse repurchase agreements or employ similar investment techniques, and pledge its assets in connection therewith, but only if immediately after such borrowing there is asset coverage of 300%; and (ii) enter into transactions in options, futures, and options on futures as described in the Fund's Prospectus and Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits for futures contracts will not be deemed to be pledges of the Fund's assets).

 7. Purchase on margin, except that for purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts will not be deemed to be a purchase of securities on margin.

 8. Sell short, except that the Fund may enter into short sales against the box.

 9. The Fund will not invest more than 25% of its assets in any one industry or group of industries.

 10. As a diversified investment company, at least 75% of the Fund's total assets must be represented by cash or cash items, government securities, securities of other investment companies and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the total assets of the Fund.

 11. The Fund cannot make an investment for the purpose of exercising control or management, nor may it invest in real estate limited partnerships, or invest in oil, gas or other mineral leases.

 12. The Fund will invest no more than 50% of its assets, determined at the time of purchase, in High Yield-High Risk Securities.

Non-Fundamental Policies
     The following restrictions of the Fund are not fundamental policies and may be changed by the Board of Directors of the Fund without shareholder approval:

 1. The Fund will not invest more than 15% of its net assets in illiquid securities. See "Other Policies--Illiquid Securities."

 2. The Fund may invest no more than 15% of its assets in any combination of zero coupon bonds, step coupon bonds and payment-in-kind ("PIK") bonds.

 3. The Fund does not intend to borrow any amount in excess of 10% of its assets, and would do so only for temporary emergency or administrative purposes. In addition, to avoid the potential leveraging of its assets, the Fund will not make additional investments when its borrowings are in excess of 5% of its total assets.


                             INVESTMENT TECHNIQUES

     The Fund may utilize the following practices or techniques in pursuing its investment objectives.

Options and Other Hedging Activities
     The Fund may write and purchase options, including over-the-counter options, for hedging purposes. The Fund may also engage in the writing of covered call option contracts on securities owned at such times and from time to time as the Adviser shall determine to be appropriate and consistent with the investment objectives of the Fund. Such options must be listed on an organized national securities exchange. The aggregate value of the securities underlying the calls will be limited to not more than 25% of the net assets of the Fund.

     A call option gives the purchaser of the option the right to buy the underlying security from the writer at the exercise price at any time prior to the expiration of the contract, regardless of the market price of the security during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The writer forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit. The Fund will write only call option contracts and will receive a premium from the writing of such contracts, and it is believed that total return to the Fund can be increased through such premiums consistent with the Fund's investment objective.

     The Fund may also write covered call options on securities indexes. Through the writing of call index options the Fund can achieve many of the same objectives as through the use of call options on individual securities. Call options on securities indexes are similar to call options on a security except that, rather than the right to take delivery of a security at a specified price, a call option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the call option is based is greater than the exercise price of the option. The writing of such index call options would be subject to the present limitation of covered call option writing.

     The Fund may purchase options to close out a position, i.e., a "closing purchase transaction"--the purchase of a call option on the same security with the same exercise price and expiration date as the call option which it has previously written on a particular security. When a security is sold from the Fund's portfolio, the Fund will effect a closing purchase transaction so as to close out any existing call option on that security, realizing a profit or loss depending on whether the amount paid to purchase a call option is less or more than the amount received from the sale thereof. In addition, the Fund may wish to purchase a call option to hedge its portfolio against an anticipated increase in the price of securities it intends to purchase or to purchase a put option to hedge its portfolio against an anticipated decline in securities prices. No more than 5% of the assets of the Fund may be invested in the purchase of put and call options, including index options.

     The Fund may also engage in foreign currency exchange transactions and in transactions involving interest rate futures contracts and options thereon as a hedge against changes in exchange and interest rates. Hedging is a means of transferring risk that an investor does not desire to assume in an uncertain interest or exchange rate environment. The Adviser believes it is possible to reduce the effects of interest and exchange rate fluctuations on the value of the Fund's portfolio, or sectors thereof, through the use of such strategies.

     The costs of, and possible losses incurred from, the foregoing activities may reduce the Fund's current income and involve a loss of principal. Any incremental return earned by the Fund resulting from options transactions and from its hedging activities would be expected to offset anticipated losses or a portion thereof, and will be treated as long term or short term capital gains. See "Dividends, Distributions and Taxes."

     The Fund will not engage in the foregoing activities for speculative purposes but only as a hedge against changes resulting from market conditions in the values of securities in its portfolio, or sectors thereof, or that it intends to acquire.

Futures Contracts, Options on Futures Contracts and Forward Contracts
     The Fund may enter into futures contracts to purchase and sell the security or foreign currency underlying the contracts and is permitted to purchase put and call options on the contracts. The Fund will engage in these transactions solely for the purpose of hedging against the effects of changes in the value of its portfolio securities or those it intends to purchase due to anticipated changes in interest rates and currency values, and not for purposes of speculation. In order for the Fund to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), it must, among other things, derive less than 30% of its gross income each taxable year as gains (without deduction for losses) from the sale or other disposition of securities held for less than three months. Accordingly, the Fund may have to limit its ability to trade in futures contracts and related options in order to comply with this test.

     The Fund may enter into both interest rate futures contracts and foreign currency futures contracts on domestic and foreign exchanges. Entering into a futures contract to sell a debt security or foreign currency, which may be referred to as entering into a "short" futures position, creates an obligation by the seller to deliver a specified amount of the underlying security or foreign currency at a specified future time and at an agreed upon price. Entering into a futures contract to purchase a debt security or foreign currency, which may be referred to as entering into a "long" futures position, creates an obligation by the purchaser to take delivery of a specified amount of the underlying security or foreign currency at a specified future time and at a stated price. The specified instruments delivered or taken at the delivery date are determined in accordance with the rules of the exchange on which the futures contract is effected. Although the terms of futures contracts specify actual delivery or receipt of the underlying commodity, futures contracts generally are closed out before the delivery date without making delivery or receiving the underlying instruments. Instead, the futures position is terminated by entering into an opposite position in the same commodity on the same (or a linked) exchange.

     Upon entering into a futures contract, the Fund will be required to deposit with a broker an amount of cash or cash equivalent equal to approximately 1% to 5% of the contract price, which amount is subject to change by the exchange on which the contract is traded or by the brokers. This amount, which is known as "initial margin," does not involve the borrowing of funds to finance the transactions; rather, it is in the nature of a performance bond or good faith deposit on the contract that will be returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the price of the instrument underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." Upon the liquidation of a futures position, final determinations of variation margin are then made, any additional cash is paid by the Fund or released to it and a loss or gain is realized.

     An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified debt security at a stated date, time, place and price. Among the debt securities on which interest rate futures contracts currently are based are futures contracts for the purchase or sale of U.S. Government Securities, including long-term Treasury Bonds, Treasury Notes, three-month Treasury Bills and Government National Mortgage Association modified pass-through mortgage-backed securities ("GNMA pass-through securities") and 90-day commercial paper. Interest rate futures contracts currently are traded in the United States primarily on the floors of the Chicago Board of Trade ("CBT") and the International Monetary Market of the Chicago Mercantile Exchange ("CME"). Interest rate futures also are traded on foreign exchanges such as the London International Financial Futures Exchange ("LIFFE") and the Singapore International Monetary Exchange ("SIMEX").

     The Fund may enter into interest rate futures contracts to protect against fluctuations in interest rates affecting the value of debt securities that the Fund either holds or intends to acquire. If interest rates are expected to increase, the Fund may enter into short interest rate futures contracts on debt securities that correlate historically with the value of the portfolio securities of the Fund to hedge against a decline in the value of these securities. In the event that interest rates increase as anticipated, the value of the interest rate futures contracts would increase at a similar rate thus mitigating any decline in the value of the Fund's portfolio securities and resulting in a higher net asset value than would have occurred without the sale of the futures contracts. Although the Fund could accomplish a similar result by selling certain of its debt securities, the liquidity of the futures market permits it to maintain a defensive position without selling its portfolio securities.

     When the Fund anticipates that interest rates may decline, it may purchase interest rate futures contracts to hedge against a rise in the price of debt securities it intends to purchase. The value of certain futures contracts may fluctuate at approximately the same rate as the value of the debt securities the Fund intends to purchase, thus permitting the Fund to benefit from the appreciating cost of the debt securities without actually buying them until the market has stabilized. The Fund may liquidate the futures contract by offset and buy the securities in the cash market. When the Fund enters into futures contracts to hedge against the increasing cost of debt securities it might purchase in the future, it will maintain any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily, in a pledged asset account with its custodian sufficient to cover the obligations of the Fund with respect to the futures contracts.

     A foreign currency futures contract provides for the future sale and purchase by the respective parties of a certain amount of a specified foreign currency at a stated date, time, place and price. At present, foreign currency futures contracts are based on

British pounds, German deutsche marks, Canadian dollars, Japanese yen, French francs, Swiss francs, and European Currency Units (ECUs). Foreign currency futures contracts currently are traded on CME, MidAmerica Commodity Exchange, the Philadelphia Board of Trade, LIFFE and SIMEX.

     The Fund may enter into foreign currency futures contracts to attempt to establish the rate at which it would be entitled to make a future exchange of U.S. dollars for another currency. If the Fund anticipates that the value of a foreign currency may decline against the U.S. dollar, it may enter into futures contracts to sell that foreign currency in order to attempt to hedge against a decline in the U.S. dollar value of those of its securities payable in those currencies.

     The Fund may also attempt to establish the price in U.S. dollars of securities it intends to acquire at a future date by entering into futures contracts to purchase foreign currencies in which those securities are denominated to hedge against an increase in price, in U.S. dollars, of those securities.

     The Fund may purchase and write put and call options on interest rate futures contracts as a hedge against changes in interest rates and on foreign currency futures contracts as a hedge against fluctuating currency values, in lieu of purchasing and writing options directly on the underlying security or currency or purchasing and selling the underlying futures contracts. The Fund may enter into closing transactions with respect to these options to terminate existing positions.

     When an option is exercised, the writer of the option will deliver to the holder of the option the futures position together with the accumulated balance in the option writer's futures margin account. The futures margin account balance represents the amount by which the market price of the futures contract exceeds (in the case of a call option) or is less than (in the case of a put option) the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus related transaction costs.

     The purchase of an option on an interest rate futures contract will give the Fund the right to enter into a futures contract to purchase (in the case of a call option) or sell (in the case of a put option) a particular debt security at a specified exercise price at any time prior to the expiration date of the option. Options on interest rate futures contracts currently are available with respect to Treasury Bonds, Treasury Notes, and Eurodollars.

     The Fund may purchase a put option on an interest rate futures contract to hedge against a decline in the value of its portfolio securities as a result of rising interest rates. Purchasing put options on futures contracts is similar to purchasing put options on the portfolio securities themselves. As interest rates rise, the value of debt securities generally declines, thus making put options on interest rate futures more valuable. The Fund may purchase a call option on an interest rate futures contract to hedge against the risk of an increase in the price of securities it intends to purchase resulting from declining interest rates. The purchase of call options in those situations generally would have the same effect as purchasing call options on the debt securities. The Fund may write put and call options on interest rates futures contracts as part of closing sale transactions to terminate its option positions.

     The purchase of options on foreign currency futures contracts gives the Fund the right to enter into a futures contract to purchase (in the case of a call option) or sell (in the case of a put option) a particular currency at a specified price at any time during the period before the option expires. Options on foreign currency futures contracts are available with respect to British pounds, German deutsche marks and Swiss francs. The Fund may purchase options on foreign currency futures as a hedge against fluctuating currency values.

     The Fund is permitted to engage in foreign currency exchange transactions in order to protect against uncertainty in the level of future exchange rates. The Fund may conduct its currency exchange transactions on a "spot" (i.e., cash) basis at the rate then prevailing in the currency exchange market, or on a forward basis, by entering into futures (as previously discussed) or forward contracts to purchase or sell currency. The Fund's dealings in foreign currency exchange contracts is limited to hedging involving either specific transactions or portfolio positions.

     Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest receivable and the Fund's expenses. The Fund may engage in transaction hedging to protect against a change in the foreign currency exchange rate between the date on which the Fund contracts to purchase or sell the security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. In such circumstances, the Fund will purchase or sell a foreign currency on a spot basis at the prevailing spot rate.

     Position hedging is the purchase or sale of currency with respect to portfolio security positions denominated or quoted in that currency. The Fund may engage in position hedging to protect against a decline in the value of the currencies in which its portfolio securities are denominated or quoted. To engage in position hedging, the Fund will enter into foreign currency futures and related options (as described above), forward foreign currency contracts, and options on foreign currencies. The Fund also will purchase or sell foreign currency on a spot basis.

     The Fund will not position hedge with respect to a particular currency for an amount greater than the aggregate market value, determined at the time of sale of foreign currency, of the securities held (or to be held) in its portfolio denominated or quoted in or currently convertible into that currency. If the Fund enters into a position hedging transaction, it will place in a pledged account with its custodian any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily, equal to the value of the total assets the Fund committed to the consummation of the forward contract. If the value of the securities placed in the pledged account declines, additional cash or securities will be placed in the account so that the value of the account would equal the amount of assets the Fund committed to the currency contract.

     A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the date of the contract. The holder of a forward contract containing a cancellation provision has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward contracts are entered into in the interbank market conducted directly between currency dealers, which usually are large commercial banks and brokerage houses, and their customers. Forward currency contracts are conducted on a principal basis and therefore generally involve no margin, commissions or other fees. Instead, bid and ask prices are quoted by dealers who profit from the difference in the spread between those prices.

     Although the use of forward currency contracts does not eliminate fluctuations in the underlying price of securities, it will establish a rate of exchange that can be achieved in the future. Forward contracts limit the risk of loss due to a decline in the value of the hedged currency but also limit any potential gain that might result in the event the value of the currency increases.

     Unlike a foreign currency futures contract, which has a predetermined maturity date in any month, a forward currency contract matures any fixed number of days from the date of the contract agreed upon by the parties. At the maturity of a forward contract, the Fund may either take or make delivery of the currency specified in the contract, or, at or prior to maturity, it may enter into a closing transaction involving the purchase or sale of an offsetting contract. Because these contracts will be entered into on a principal basis rather than on an exchange, closing transactions for forward contracts will be effected with the currency dealer who was a party to the original forward contract.

     The Fund may also purchase or write put and call options on exchanges for the purpose of hedging against changes in future currency exchange rates. An option on a foreign currency gives the purchaser, in return for a premium paid plus related transaction costs, the right to sell (in the case of a put option) and buy (in the case of a call option), the underlying currency at a specified price until the option expires. Currency options traded on United States or other exchanges may be subject to position limits, which may affect the ability of the Fund to hedge its positions. Foreign currency options currently are traded on the Philadelphia Stock Exchange, the International Options Clearing Corp. and LIFFE. The Fund will purchase and sell options on foreign exchanges to the extent permitted by the Commodity Futures Trading Commission ("CFTC").

     The Fund may purchase or write options on currency only when the Adviser believes that a liquid secondary market exists for these options; however, no assurance can be given that a liquid secondary market will exist for a particular option at any specific time.

     The value of an option on foreign currency depends upon the value of the foreign currency when compared to the value of the U.S. dollar. Transactions in foreign currency options generally involve smaller amounts than those on the interbank market and therefore option investors may have to deal at prices for the underlying foreign currencies that are less favorable than those for larger transactions. In addition, the foreign currency market has neither a systematic reporting of last sale information nor a regulatory requirement that available quotations be firm or revised on a timely basis. Available quotation information usually represents large transactions in the interbank market and may not reflect transactions valued at less than $1 million. Because the interbank market in foreign currencies is a global, around-the-clock market, significant price and rate movements may take place during periods when the U.S. options markets are closed and therefore may not be reflected in the U.S. options markets.

     The Fund will not use leverage when it enters into long futures contracts or related options. For each long position the Fund enters into, it will deposit any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily, having a value equal to the market value of the contract as collateral in a pledged account with the custodian of the Fund. The Fund will not enter into futures contracts and related options if as a result the aggregate of the initial margin deposits on the Fund's existing futures and premiums paid for unexpired options exceeds 5% of the fair market value of the Fund's assets.

     Using futures contracts and related options involves certain risks, including (1) the risk of imperfect correlation between fluctuations in the value of a futures contract and the portfolio security that is being hedged;
(2) the risk that in its use of futures and related options the Fund may not outperform a fund that does not make use of those instruments; (3) the fact that no assurance can be given that active markets will be available to offset positions; (4) the fact that futures contracts and options on futures may be closed out, by entering into an offsetting position, only on the exchange on which the contracts were entered into or through a linked exchange; (5) the risk that the value of the assets underlying the futures contract on the date of delivery will vary significantly from the amount which the Fund has agreed to pay or the price at which the Fund has agreed to sell under such contract, thereby subjecting the Fund to losses; and (6) the fact that successful use of futures contracts and related options for hedging purposes will depend upon the ability of the Adviser to predict correctly movements in the direction of the overall interest rate and foreign currency markets.

     Certain exchanges on which futures are traded may establish daily limits in the amount that the price of a futures or related option contract may fluctuate from the previous day's settlement price. When a daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. If a daily limit were reached, the Fund could be prevented from liquidating unfavorable positions and thus could be subject to losses. In certain situations, the Fund would be unable to close a position and also would have to make daily cash payments of variation margin. Although an increase in the price of securities could partially or completely offset those losses, no assurance can be given that the price of the underlying securities will correlate with the price of the futures contracts and thus offset any losses on the contracts.

     Foreign currency futures contracts and related options, forward foreign currency contracts and options on foreign currency may be traded on foreign exchanges. The regulation of transactions on those exchanges may be less extensive than the regulation of U.S. exchanges. The Fund only would trade those options approved by the CFTC. Transactions on foreign exchanges also may not involve a clearing mechanism and related guarantees and may be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be affected adversely by (1) other foreign political, legal and economic factors; (2) less information being available on which to make trading decisions than is available in the U.S.; (3) a delay in the ability to act on significant events occurring in the foreign markets during non-business hours in the United States; (4) different exercise and settlement terms and margin requirements from those imposed domestically; and (5) less trading volume than on U.S. exchanges.

     An additional risk of foreign exchange transactions is that foreign exchanges offer less protection against defaults in the forward trading of currencies than is available on a United States exchange. Because a forward foreign currency contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Fund of unrealized profits or would force the Fund to cover its commitments for purchase or resale, if any, at the current market price.

Lending Portfolio Securities
     The Fund may lend portfolio securities to broker-dealers or other institutional borrowers, but only when the borrower pledges cash, U.S. government securities, or other liquid high-grade debt securities as collateral to the Fund and agrees to maintain such collateral so that it amounts at all times to at least 100% of the value of the securities loaned. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Furthermore, the Fund may terminate such loans at any time, and must receive reasonable interest on the collateral as well as dividends, interest, or other distributions paid on the security during the loan period. Upon expiration of the loan the borrower of the securities will be obligated to return to the Fund the same number and kind of securities as those loaned together with duly executed stock powers. The Fund must be permitted to vote the proxies if a material event affecting the value of the security is to occur. The Fund may pay reasonable fees in connection with the loan, including reasonable fees to the Fund's Custodian for its services. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or otherwise, the Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent that the value of the collateral falls below the market value of the borrowed securities.

Loan Participations
     The Fund may invest up to 5% of its net assets, determined at the time of investment, in loan participations. A loan participation agreement involves the purchase of a share of a loan made by a bank to a company in return for a corresponding share of the borrower's principal and interest payments. Loan participations of the type in which the Fund may invest include interests in both secured and unsecured corporate loans.

     In the event that a corporate borrower failed to pay its scheduled interest or principal payments on participations held by the Fund, the market value of the affected participation would decline, resulting in a loss of value of such investment to the Fund. Accordingly, such participations are speculative and may result in the income level and net assets of the Fund being reduced. Moreover, loan participation agreements generally limit the right of a participant to resell its interest in the loan to a third party and, as a result, loan participations will be deemed by the Fund to be illiquid investments. The Fund will invest only in participations with respect to borrowers whose creditworthiness is, or is determined by the Adviser to be, substantially equivalent to that of issuers whose senior unsubordinated debt securities are rated B or higher by Moody's Investor's Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P").

Illiquid Securities
     The fund will not invest more than 15% of its net assets in illiquid securities. Illiquid securities are those that the Fund would not likely be able to sell in any given seven day period. Securities such as private placements and other restricted securities, loan participations, securities with legal or contractual restrictions on resale, repurchase agreements that mature in more than seven days and OTC options tend to be illiquid. The Board of Directors of the Fund has adopted procedures for evaluating the liquidity of securities. The procedures take into account the frequency of trades and quotes for the security, the number of dealers willing to purchase and sell the security and the number of other, qualified purchasers, dealer undertakings to make a market in the security, and the nature of the marketplace for effecting trades (i.e. the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

     Liquidity issues arise most frequently in two cases. "Rule 144A" securities and OTC options.

     "Rule 144A" securities are restricted securities (those not originally issued in a public offering) that generally may not be traded. Pursuant to Rule 144A under the Securities Act of 1933, however, these securities can be readily bought and sold by and among certain types of institutional investors, including mutual funds. The liquidity procedures adopted by the Fund's Board of Directors recognize the significance of Rule 144A and the institutional marketplace it has produced for restricted securities.

     The staff of the Securities and Exchange Commission (the "Commission") has taken the position that purchased OTC options and the assets that "cover" for written OTC options are illiquid securities unless certain procedures are followed. The Fund intends to follow those procedures. Thus, the Fund will sell OTC options only to qualified dealers who agree that the Fund may repurchase any OTC options it writes for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. The Fund may also follow certain procedures from time to time which have been adopted by the Fund's Board of Directors for the purpose of making determinations regarding the liquidity of securities issued pursuant to Rule 144A under the Securities Act of 1933.

     In determining whether a Rule 144A security is liquid, the Board of Directors may take into account the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, dealer undertakings to make a market in the security, and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).


                            PERFORMANCE INFORMATION

     The Fund may, from time to time, quote its "yield" and/or its "total return" in advertisements, sales literature or reports to shareholders or prospective investors. Average annual return and yield are computed separately for each Class of Shares in accordance with the formulas specified by the Commission. The yield will be computed by dividing the Fund's net investment income over a 30-day period by an average value (using the average number of shares entitled to receive dividends and the maximum offering price per share at the end of the period) all in accordance with applicable regulatory requirements. Such amount will be compounded for six months and then annualized for a 12-month period to derive the Fund's yield. Calculated pursuant to this formula, for the 30-day period ending October 31, 1998, the Class A Shares yield was 10.55%, the Class B Shares yield was 10.41%, and the Class C Shares yield was 10.48%.

     Average annual total return quotations will be computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

    P(1+T)(n) = ERV
     Where: P = a hypothetical initial payment of $1,000;
            T = average annual total return;
            n = number of years;
          ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

     Performance data quoted for a Class of Shares covering periods prior to the inception of such Class of Shares will reflect historical performance of Class A shares adjusted for the higher operating expenses applicable to such Class of Shares.

     Advertisements, sales literature and other communications may contain information about the Fund and Adviser's current investment strategies and management style. Current strategies and style may change to allow the Fund to respond quickly to changing market and economic conditions. From time to time the Fund may include specific portfolio holdings or industries, in such communications. To illustrate components of overall performance, the Fund may separate its cumulative and average annual returns into income and capital gains components; or cite separately as a return figure the equity or bond portion of the Fund's portfolio; or compare the Fund's equity or bond figures to well-known indices of market performance, including, but not limited to: the S&P 500 Index, Dow Jones Industrial Average, Lehman Brothers Aggregate Bond Index, CS First Boston High Yield Index and Salomon Brothers Corporate Bond and Government Bond Indices.


     For the 1 and 5 year periods ended October 31, 1998, the average annual total return of the Class A was (11.26)% and 3.67%, and from inception, December 18, 1989, through October 31, 1998, was 8.64%. For the 1 and 5 year periods ended October 31, 1998 and since inception, January 3, 1992, for Class B Shares, the average annual total return was (10.70)%, 3.91%, and 6.52%, respectively. For Class C Shares for the one year period ended October 31, 1998 and since inception, October 14, 1997, through October 31, 1998 the average annual total return was (7.36)% and (11.49)%, respectively.


     The Fund may also compute aggregate total return for specified periods based on a hypothetical Class A, Class B or Class C account with an assumed initial investment of $10,000. The aggregate return is determined by dividing the net asset value of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of aggregate total return reflects payment of the Class A maximum sales charge of 4.75% and assumes reinvestment of all income dividends and capital gain distributions during the period.


                     PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Adviser places orders for the purchase and sale of securities, supervises their execution and negotiates brokerage commissions on behalf of the Fund. It is the practice of the Adviser to seek the best prices and execution of orders and to negotiate brokerage commissions which in its opinion are reasonable in relation to the value of the brokerage services provided by the executing broker. Brokers who have executed orders for the Fund are asked to quote a fair commission for their services. If the execution is satisfactory and if the requested rate approximates rates currently being quoted by the other brokers selected by the Adviser, the rate is deemed by the Adviser to be reasonable. Brokers may ask for higher rates of commission if all or a portion of the securities involved in the transaction are positioned by the broker, if the broker believes it has brought the Fund an unusually favorable trading opportunity, or if the broker regards its research services as being of exceptional value. Payment of such commissions is authorized by the Adviser after the transaction has been consummated. If the Adviser more than occasionally differs with the broker's appraisal of opportunity or value, the broker would not be selected to execute trades in the future.

     The Adviser believes that the Fund benefits with a securities industry comprised of many and diverse firms and that the long-term interests of shareholders of the Fund are best served by its brokerage policies which will include paying a fair commission rather than seeking to exploit its leverage to force the lowest possible commission rate. The primary factors considered in determining the firms to which brokerage orders are given are the Adviser's appraisal of: the firm's ability to execute the order in the desired manner, the value of research services provided by the firm, and the firm's attitudes toward and interest in mutual funds in general including those managed and sponsored by the Adviser. The Adviser does not offer or promise to any broker an amount or percentage of brokerage commissions as an inducement or reward for the sale of shares of the Fund. Over-the-counter purchases and sales are transacted directly with principal market makers except in those circumstances where, in the opinion of the Adviser, better prices and executions are available elsewhere. In the over-the-counter market, securities are usually traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually contains a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, usually referred to as the underwriter's concession or discount. The foregoing discussion does not relate to transactions effected on foreign securities exchanges which do not permit the negotiation of brokerage commissions and where the Adviser would, under the circumstances, seek to obtain best price and execution on orders for the Fund.

     The Fund has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the Adviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Fund. No advisory account of the Adviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared pro rata based on the Fund's participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the Adviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the Adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the Adviser's compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Directors will annually review these procedures or as frequently as shall appear appropriate.

     In general terms, the nature of research services provided by brokers encompasses statistical and background information, and forecasts and interpretations with respect to U.S. and foreign economies, U.S. and foreign money markets, fixed income markets and equity markets, specific industry groups, and individual issues. Research services will vary from firm to firm, with broadest coverage generally from the large full-line firms. Smaller firms in general tend to provide information and interpretations on a smaller scale, frequently with a regional emphasis. In addition, several firms monitor federal, state, local and foreign political developments. Many of the brokers also provide access to outside consultants. The outside research assistance is particularly useful to the Adviser's staff since the brokers, as a group, tend to monitor a broader universe of securities and other matters than the Adviser's staff can follow. In addition, it provides the Adviser with a diverse perspective on financial markets. Research and investment information is provided by these and other brokers at no cost to the Adviser and is available for the benefit of other accounts advised by the Adviser and its affiliates and not all of this information will be used in connection with the Fund. While this information may be useful in varying degrees and may tend to reduce the Adviser's expenses, it is not possible to estimate its value and in the opinion of the Adviser it does not reduce the Adviser's expenses in a determinable amount. The extent to which the Adviser makes use of statistical, research and other services furnished by brokers is considered by the Adviser in the allocation of brokerage business but there is no formula by which such business is allocated. The Adviser does so in accordance with its judgment of the best interest of the Fund and its shareholders.

     During the fiscal years ended October 31, 1996, 1997 and 1998, the Fund paid no brokerage commissions.


                            SERVICES OF THE ADVISER


     Phoenix Investment Counsel, Inc. ("PIC" or "Adviser") serves as investment adviser to the Fund. Effective June 1, 1998, National Securities & Research Corporation ("National") assigned its investment advisory contract to PIC. National and PIC are both subsidiaries of Phoenix Investment Partners, Ltd. (formerly Phoenix Duff & Phelps Corporation). PIC, which is located at 56 Prospect Street, Hartford, Connecticut 06115, has served as an investment adviser for over sixty years. As of December 31, 1998, PIC managed over $23.9 billion in assets (including mutual funds and institutional accounts).


     The Adviser is a subsidiary of Phoenix Investment Partners, Ltd. whose majority shareholder is Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life"). Phoenix Home Life's principal place of business is located at One American Row, Hartford, Connecticut.

     Phoenix Investment Partners, Ltd. is the 10th largest publicly traded investment company in the nation, and has served investors for over 70 years. It manages approximately $50 billion in assets through its investment partners:
Aberdeen Fund Managers, Inc. (Aberdeen) in Aberdeen, London, Singapore and Fort Lauderdale; Duff & Phelps Investment Management Co. (Duff & Phelps) in Chicago and Cleveland; Roger Engemann & Associates, Inc. (Engemann) in Pasadena; Seneca Capital Management LLC (Seneca) in San Francisco; and Phoenix Investment Counsel, Inc. (Goodwin, Hollister, and Oakhurst divisions) in Hartford, Sarasota, and Scotts Valley, CA, respectively.

     The Adviser provides certain services and facilities required to carry on the day-to-day operations of the Fund (for which it receives a management fee) other than the costs of printing and mailing proxy materials, reports and notices to shareholders; outside legal and auditing services; regulatory filing fees and expenses of printing the Fund's registration statements (but the Distributor purchases such copies of the Fund's prospectuses and reports and communications to shareholders as it may require for sales purposes); insurance expense; association membership dues; brokerage fees; and taxes.

     The current Management Agreement was approved by the Directors of the Fund on March 16, 1993 and by the shareholders of the Fund on May 7, 1993. The Management Agreement became effective on May 14, 1993, and it will continue in effect until lapsed or terminated. The Management Agreement will continue in effect from year to year if specifically approved annually by a majority of the Directors who are not interested persons of the parties thereto, as defined in the Investment Company Act of 1940, as amended ("1940 Act"), and by either (a) the Directors of the Fund or (b) the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). The Agreement may be terminated without penalty at any time by the Directors or by a vote of a majority of the outstanding voting securities of the Fund or by the Adviser upon 60 days' written notice and will automatically terminate in the event of its "assignment" as defined in Section 2(a)(4) of the 1940 Act.

     The Management Agreement provides that the Adviser is not liable for any act or omission in the course of, or in connection with, rendering services under the Agreement in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the Agreement. The Agreement permits the Adviser to render services to others and to engage in other activities.

     As compensation for its services, the Adviser receives a fee, which is accrued daily against the value of the Fund's average daily net assets and is paid by the Fund monthly. The fee is computed at the annual rate of .55% of the Fund's average daily net assets of up to $1 billion, .50% of the Fund's average daily net assets from $1 billion to $2 billion, and .45% of the Fund's average daily net assets in excess of $2 billion. Total management fees for the fiscal years ended October 31, 1996, 1997 and 1998 amounted to $1,696,487, $1,860,360 and $1,875,258, respectively.

     The Adviser makes its personnel available to serve as officers and "interested" Directors of the Fund. The Fund has not directly compensated any of its officers or Directors for services in such capacities except to pay fees to the Directors who are not otherwise affiliated with the Fund. The Directors of the Fund are not prohibited from authorizing the payment of salaries to the officers pursuant to the Management Agreement, including out-of-pocket expenses, at some future time.

     In addition to the management fee, expenses paid by the Fund include: fees of Directors who are not "interested persons," interest charges, taxes, fees and commissions of every kind, including brokerage fees, expenses of issuance, repurchase or redemption of shares, expenses of registering or qualifying shares for sale (including the printing and filing of the Fund's registration statements, reports and prospectuses excluding those copies used for sales purposes which the Distributor purchases), accounting services fees, insurance expenses, litigation expenses, association membership dues, all charges of custodians, transfer agents, registrars, auditors and legal counsel, expenses of preparing, printing and distributing all proxy material, reports and notices to shareholders, and all costs incident to the Fund's existence as a Maryland corporation.

                                NET ASSET VALUE


     The net asset value per share of the Fund is determined as of the close of trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The Exchange will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Fund does not price securities on weekends or United States national holidays, the net asset value of the Fund's foreign assets may be significantly affected on days when the investor has no access to the Fund. The net asset value per share of the Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission. The total liability allocated to a class, plus that class's distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.

     A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Directors or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for the Fund if it invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of such Fund. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Directors or their delegates. If at any time the Fund has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Directors although the actual calculations may be made by persons acting pursuant to the direction of the Directors.

                               HOW TO BUY SHARES

     The minimum initial investment is $500 and the minimum subsequent investment is $25. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by Distributor, or pursuant to the Systematic Exchange privilege or for an individual retirement account (IRA). In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions. Completed applications for the purchase of shares should be mailed to: Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.

     The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Fund's net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.

Alternative Purchase Arrangements

     Shares may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative") or (ii) on a contingent deferred basis (the "deferred sales charge alternative"). Orders received by dealers prior to the close of trading on the New York Stock Exchange are confirmed at the offering price effective at that time, provided the order is received by the Distributor prior to its close of business.

     The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Fund, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated continuing distribution and services fee and contingent deferred sales charges on Class B or C Shares would be less than the initial sales charge and accumulated distribution and services fee on Class A Shares purchased at the same time.

     Dividends paid by the Fund, if any, with respect to each Class of Shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution and services fee and any incremental transfer agency costs relating to each Class of Shares will be borne exclusively by that class. See "Dividends, Distributions and Taxes."

Class A Shares
     Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed. Class A Shares are subject to an ongoing distribution and services fee at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges.

Class B Shares
     Class B Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within five years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions.

     Class B Shares are subject to an ongoing distribution and services fee at an annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to the Class B Shares. Class B Shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and services fee paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class B Shares will automatically convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted, in the circumstances and subject to the qualifications described in the Fund's Prospectus. The purpose of the conversion feature is to relieve the holders of the Class B Shares that have been outstanding for a period of time sufficient for the adviser and the Distributor to have been compensated for distribution expenses related to the Class B Shares from most of the burden of such distribution related expenses.

     Class B Shares include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending eight years after the end of the month in which the shares were issued. At the end of this period, Class B Shares will automatically convert to Class A Shares and will no longer be subject to the higher distribution and services fee. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge.

     For purposes of conversion to Class A Shares, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's Trust account will be considered to be held in a separate sub-account. Each time any Class B Shares in the shareholder's Fund account (other than those in the sub-account) convert to Class A, an equal pro rata portion of the Class B Share dividends in the sub-account will also convert to Class A Shares.


Class C Shares
     Class C Shares are purchased without an initial sales charge but are subject to a deferred sales charge if redeemed within one year of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. Shares issued in conjunction with the automatic reinvestment of income distributions and capital gain distributions are not subject to any sales charges. Class C Shares are subject to an ongoing distribution and services fee of up to 1.00% of the Fund's aggregate average daily net assets attributable to Class C Shares.


Class A Shares--Reduced Sales Charges

     Investors choosing Class A Shares may be entitled to reduced sales charges. The circumstances under which sales charges may be avoided or reduced are described below.

     Qualified Purchasers. If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A
Shares: (1) trustee, director or officer of the Phoenix Funds, the Phoenix-Engemann Funds, Phoenix-Seneca Funds or any other mutual funds advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates (an "Affiliated Phoenix Fund"); (2) any director or officer, or any full-time employee or sales representative (for at least 90 days), of the Adviser or Distributor; (3) registered representatives and employees of securities dealers with whom Distributor has sales agreements; (4) any qualified retirement plan exclusively for persons described above; (5) any officer, director or employee of a corporate affiliate of the Adviser or Distributor; (6) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2), (3) or (5) above; (7) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates; (8) any employee or agent who retires from Phoenix Home Life, Distributor and/or their corporate affiliates; (9) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees; (10) any person with a direct rollover transfer of shares from an established Phoenix Fund or any other Affiliated Phoenix Fund qualified plan; (11) any Phoenix Home Life separate account which funds group annuity contracts offered to qualified employee benefit plans; (12) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (13) any fully matriculated student in any U.S. service academy; (14) any unallocated account held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate such accounts held by such entity equal or exceed $1,000,000; (15) any person who is investing redemption proceeds from investment companies other than the Phoenix Funds or any other Affiliated Phoenix Fund if, in connection with the purchases or redemption of the redeemed shares, the investor paid a prior sales charge provided such investor supplies verification that the redemption occurred within 90 days of the Phoenix Fund purchase and that a sales charge was paid;
(16) any deferred compensation plan established for the benefit of any Phoenix Fund or any other Affiliated Phoenix Fund trustee or director; provided that sales to persons listed in (1) through (15) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund; (17) purchasers of Class A Shares bought through investment advisors and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients; (18) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; or (19) clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of the investors described in (17) through (19) may be charged a fee by the broker, agent or financial intermediary for purchasing shares).

     Combination Purchase Privilege. Your purchase of any class of shares of the Funds or any other Affiliated Phoenix Fund (other than Phoenix Money Market Fund Series Class A Shares), if made at the same time by the same "person," will be added together to determine whether the combined sum entitles you to an immediate reduction in sales charges. A "person" is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

     Letter of Intent. If you sign a Letter of Intent, your purchase of any class of shares of the Funds or any other Affiliated Phoenix Fund (other than Phoenix Money Market Fund Series Class A Shares), if made by the same person within a thirteen month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Since the Distributor doesn't know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the amount of each purchase will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge based on the intended aggregate purchases described in the Letter of Intent. You will be given 20 days to make this decision. If you do not exercise either election, the Distributor will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Distributor will redeem restricted Class A Shares before Class C or B Shares, respectively. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.

     Right of Accumulation. Your purchase of any class of shares of the Funds or any other Affiliated Phoenix Fund, if made over time by the same person may be added together to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor to exercise this right.

     Associations. Certain groups or associations may be treated as a "person" and qualify for reduced Class A Share sales charges. The group or association must: (1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge;
(3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

Class B and C Shares--Waiver of Sales Charges
     The CDSC is waived on the redemption (sale) of Class B and C Shares if the redemption is made (a) within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; (b) within one year of disability, as defined in Code Section 72(m)(7); (c) as a mandatory distribution upon reaching age 70 1/2 under any retirement plan qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA; (d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid; (e) based on the exercise of exchange privileges among Class B and C Shares of the Funds or any other Affiliated Phoenix Fund; (f) based on any direct rollover transfer of shares from an established Affiliated Phoenix Fund qualified plan into an Affiliated Phoenix Fund IRA by participants terminating from the qualified plan; and (g) based on the systematic withdrawal program (Class B Shares only). If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B or C Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC when redeemed.

Automatic Conversion of Class B Shares
     Class B Shares will automatically convert to Class A Shares of the same Fund eight years after they are purchased. Conversion will be on the basis of the then prevailing net asset value of Class A and B Shares. There is no sales load, fee or other charge for this feature. Class B Shares acquired through dividend or distribution reinvestments will be converted into Class A Shares at the same time that other Class B Shares are converted based on the proportion that the reinvested shares bear to purchased Class B Shares. The conversion feature is subject to the continuing availability of an opinion of counsel or a ruling of the Internal Revenue Service that the assessment of the higher distribution fees and associated costs with respect to Class B Shares does not result in any dividends or distributions constituting "preferential dividends" under the Code, and that the conversion of shares does not constitute a taxable event under federal income tax law. If the conversion feature is suspended, Class B Shares would continue to be subject to the higher distribution fee for an indefinite period. Even if the Fund was unable to obtain such assurances, it might continue to make distributions if doing so would assist in complying with its general practice of distributing sufficient income to reduce or eliminate federal taxes otherwise payable by the Fund.


                           INVESTOR ACCOUNT SERVICES


     The Fund offers accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Shareholder Services at
(800) 243-1574.

     Exchanges. Under certain circumstances, shares of any Phoenix Fund may be exchanged for shares of the same Class of another Phoenix Fund or any other Affiliated Phoenix Fund on the basis of the relative net asset values per share at the time of the exchange. Exchanges are subject to the minimum initial investment requirement of the designated Fund, Series, or Portfolio, except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Affiliated Phoenix Fund, if currently offered. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes (see also "Dividends, Distributions and Taxes").

     Systematic Exchanges. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Affiliated Phoenix Fund automatically on a monthly, quarterly, semi-annual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Affiliated Phoenix Fund. This requirement does not apply to Phoenix "Self Security" program participants. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Systematic exchange forms are available from the Distributor. Exchanges will be based upon each Fund's net asset value per share next computed after the close of business on the 10th day of each month (or next succeeding business day), without sales charge. On Class B and C Share exchanges, the CDSC schedule of the original shares purchased continues to apply.

     Dividend Reinvestment Across Accounts. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Phoenix Funds or any other Affiliated Phoenix Fund at net asset value. You should obtain a current prospectus and consider the objectives and policies of each Fund carefully before directing dividends and distributions to another Fund. Reinvestment election forms and prospectuses are available from Equity Planning. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.

     Invest-by-Phone. This expedited investment service allows you to make an investment in an account by requesting a transfer of funds from the balance of your bank account. Once a request is phoned in, the Transfer Agent will initiate the transaction by wiring a request for monies to your commercial bank, savings bank or credit union via Automated Clearing House (ACH). Your bank, which must be an ACH member, will in turn forward the monies to the Transfer Agent for credit to your account. ACH is a computer based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions. This service may also be used to sell shares of the Fund and direct proceeds of sale through ACH to your bank account.

     To establish this service, please complete the Invest-by-Phone Application and attach a voided check. Upon the Transfer Agent's acceptance of the authorization form (usually within two weeks) you may call toll free (800) 367-5877 prior to 3:00 p.m. (Eastern Time) to place your purchase request. Instructions as to the account number and amount to be invested must be communicated to the Transfer Agent. The Transfer Agent will then contact your bank via ACH with appropriate instructions. The purchase is normally credited to your account the day following receipt of the verbal instructions. The Fund may delay the mailing of a check for redemption proceeds of Fund shares purchased with a check or via Invest-by-Phone service until the Fund has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days. The Fund and the Transfer Agent reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.

     Systematic Withdrawal Program. The Systematic Withdrawal Program allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Systematic Withdrawal Program also provides for redemptions to be tendered on or about the 10th, 15th or 25th of the month with proceeds to be directed through Automated Clearing House (ACH) to your bank account. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.


     Shareholders participating in the Systematic Withdrawal Program must own shares of a Fund worth $5,000 or more, as determined by the then current net asset value per share, and elect to have all dividends reinvested. Participants in the Program redeeming Class C Shares will be subject to any applicable contingent deferred sales charge. The purchase of shares while participating in the withdrawal program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Systematic Withdrawal Program.


     Through the Program, Class B shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable contingent deferred sales charges. Class B shareholders redeeming more shares than the percentage permitted by the withdrawal program will be subject to any applicable contingent deferred sales charge on all shares redeemed. Accordingly, the purchase of Class B Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after the purchase.

                        TAX SHELTERED RETIREMENT PLANS

     Shares of the Fund and other Affiliated Phoenix Funds may be offered in connection with employer-sponsored 401(k) plans. Phoenix Home Life and its affiliates may provide administrative services to these plans and to their participants, in addition to the services that the Adviser and its affiliates provide to the Phoenix Funds, and may receive compensation therefor. For information on the terms and conditions applicable to employee participation in such plans, including information on applicable plan administrative charges and expenses, you should consult the plan documentation and employee enrollment information which is available from participating employers.

                             HOW TO REDEEM SHARES

     Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefore postponed during periods when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or if permitted by rules of the Securities and Exchange Commission, during periods when trading on the New York Stock Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to fairly value its net assets during any other period permitted by order of the Securities and Exchange Commission. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days after receipt of the check. Redemptions by Class B and Class C shareholders will be subject to the applicable deferred sales charge, if any.

     The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Fund's net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.

By Mail
     You may redeem shares by making written request, executed in the full name of the account, directly to Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. However, when certificates for shares are in your possession, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to Equity Planning that the Fund redeem the shares. See the Fund's current Prospectus for more information.

By Telephone
     Unless you elect in writing not to participate in the Telephone Redemption Privilege, shares for which certificates have not been issued may be redeemed by calling (800) 243-1574 and telephone redemptions will also be accepted on your behalf from your registered representative as described in the Prospectus. Address and bank account information will be verified, telephone redemption instructions will be recorded on tape, and all redemptions will be confirmed in writing. If there has been an address change within the past 60 days, a telephone redemption will not be authorized. The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephone instructions are genuine. To the extent that procedures reasonably designed to prevent unauthorized telephone redemptions are not followed, the Fund and/or the Transfer Agent may be liable for following telephone instructions for redemption transactions that prove to be fraudulent. Broker-dealers other than Equity Planning may have agreed to bear the risk of any loss resulting from any unauthorized telephone redemption instruction from the firm or its registered representatives. However, you would bear the risk of loss resulting from instructions entered by an unauthorized third party that the Fund and/or the Transfer Agent reasonably believe to be genuine.

     Telephone redemption orders received and accepted by the Transfer Agent on any day when the Transfer Agent is open for business will be entered at the next determined net asset value. However, telephone redemption orders received and accepted by the Transfer Agent after the close of trading hours on the Exchange will be executed on the following business day. If the amount of the redemption is $500 or more, the proceeds may be wired to the designated commercial bank account in the United States. If the amount of the redemption is less than $500, the proceeds will be sent by mail to the address of record on your account. With respect to the telephone redemption of shares purchased by check, such redemption requests will be effected only after the Fund has assured itself that good payment has been collected for the purchase of shares, which may take up to 15 days after receipt of the check. This expedited redemption privilege is not available to HR-10, IRA and 403(b)(7) Plans. In addition to the Telephone Redemption Privilege, you may also redeem by telephone through the "Invest-by-Phone" service.

By Check
     You may elect to redeem shares held in your account by check. Checks will be sent to you upon receipt by Equity Planning of a completed application and signature card (attached to the application). If the signature card accompanies your initial account application, the signature guarantee section of the form may be disregarded. However, the Fund reserves the right to require that all signatures be guaranteed prior to the establishment of a check writing service account. When an authorization form is submitted after receipt of the initial account application, all signatures must be guaranteed regardless of account value.

     Checks may be drawn payable to any person in an amount of not less than $500, provided that immediately after the payment of the redemption proceeds the balance in your account is $500 or more.

     When a check is presented to Equity Planning for payment, a sufficient number of full and fractional shares in your account will be redeemed to cover the amount of the check. The number of shares to be redeemed will be determined on the date the check is received by the Transfer Agent. Presently there is no charge to you for the check writing service, but this may be changed or modified in the future upon two weeks written notice to shareholders. Checks drawn from Class B and Class C accounts are subject to the applicable deferred sales charge, if any.

     The checkwriting procedure for redemption enables you to receive income accruing on the shares to be redeemed until such time as the check is presented to Equity Planning for payment. Inasmuch as canceled checks are returned to shareholders monthly, no confirmation statement is issued at the time of redemption.

     Shareholders utilizing withdrawal checks will be subject to Equity Planning's rules governing checking accounts. You should make sure that there are sufficient shares in your account to cover the amount of any check drawn. If insufficient shares are in the account and the check is presented to Equity Planning on a banking day on which the Fund does not redeem shares (for example, a day on which the New York Stock Exchange is closed), or if the check is presented against redemption proceeds of an investment made by check which has not been in the account for at least fifteen calendar days, the check may be returned marked "Non-sufficient Funds" and no shares will be redeemed. You may not close your account by a withdrawal check because the exact value of the account will not be known until after the check is received by Equity Planning.

Redemption in Kind

     To the extent consistent with state and federal law, the Funds may make payment of the redemption price either in cash or in kind. However, the Funds have elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value ofthe Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the Investment Act of 1940 and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of the Fund. A shareholder receiving such securities would incur brokerage costs when selling the securities.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

     The Fund intends to continue to qualify as a regulated investment company ("RIC") under certain provisions of the Internal Revenue Code (as amended the "Code"). If the Fund so qualifies, it will not be subject to federal income tax on its investment company taxable income (which includes dividends, interest and the excess of net short-term capital gains over net long-term capital losses) that it distributes to shareholders. To qualify for treatment as a regulated investment company, the Fund generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to security loans and gains from the sale or disposition of stock or securities or foreign currencies and other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the taxable year (i) at least 50% of the market value of the Fund's assets are represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of any one issuer; and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies). If in any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at corporate rates.

     Under certain state tax laws, the Fund must also comply with the "short-short" test to qualify for treatment as a RIC for state tax purposes. Under the "short-short" test the Fund must derive less than 30% of its gross income each taxable year as gains (without deduction for losses) from the sale or other disposition of securities for less than three months. If in any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be taxed at corporate rates. In addition, if in any tax year the Fund does not qualify as a RIC for state tax purposes a capital gain dividend may not retain its character in the hands of the shareholder for state tax purposes.

     Dividends paid by the Fund will be taxable to shareholders as ordinary income, except for (a) such portion as may exceed a shareholder's ratable share of the Fund's earnings and profits, which excess will be applied against and reduce the shareholder's cost or other tax basis for his shares and (b) amounts representing a distribution of net capital gains, if any, which are designated by the Fund as capital gain dividends. If the amount described in (a) above exceeds the shareholder's tax basis for his shares, the excess over basis will be treated as gain from the sale or exchange of such shares. The excess of any net long-term capital gains over net short-term capital losses recognized and distributed by the Fund and designated by the Fund as a capital gain dividend, is taxable to shareholders as long-term capital gain regardless of the length of time a particular shareholder may have held his shares in the Fund. Dividends and distributions are taxable as described, whether received in cash or reinvested in additional shares of the Fund.

     The Code imposes a 4% nondeductible excise tax on a regulated investment company, such as the Fund, if it does not distribute to its shareholders (or is deemed not to have distributed) during the calendar year an amount equal to 98% of the Fund's ordinary income, with certain adjustments, for such calendar year, plus 98% of the Fund's capital gains net income (adjusted for certain losses, as prescribed in the Code) for the 12-month period ending on October 31 of such calendar year. In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the regulated investment company does not meet the foregoing distribution requirements.

     The Code provides that any dividend declared by the Fund in October, November or December of any calendar year to shareholders of record on a date in such month will be deemed to have been received by the shareholder on December 31 of that calendar year, provided that the dividend is actually paid by the Fund during January of the following year.

     Based on the aforementioned, the Fund's policy will be to distribute to its shareholders at least 90% of net investment company taxable income as defined above and in the Code and any net realized capital gains for each year and consistent therewith to meet the distribution requirement of Part I of subchapter M, including the requirements with respect to diversification of assets and sources of income, so that the Fund will pay no taxes on net investment income and net realized capital gains paid to shareholders.

     The Fund intends to declare dividends daily. Dividends may be paid from net investment income. Distribution of net realized short-term and long-term capital gains will be distributed at least annually. Income dividends will be paid on the last business day of the month and reinvested in additional shares at net asset value, unless the shareholder elects to receive dividends in cash. Whether received in shares or cash, dividends paid by the Fund from net investment income and distributions from any net short-term capital gains are taxable to shareholders as ordinary income. Distributions of net long-term capital gains, if any, realized on sales of investments for the fiscal year normally will be distributed following the end of the Fund's fiscal year. Distributions of net long-term capital gains are taxable to shareholders as such, whether paid in cash or additional shares of the Fund and regardless of the length of time Fund shares have been owned by the shareholder. Net short-term capital gains are net realized short-term capital gains, including net premiums from expired options, net gains from closing purchase transactions, and net short-term gains from securities sold upon the exercise of options or otherwise, less any net realized long-term capital losses. Distributions paid by the Fund are subject to taxation as of the date of payment, whether received by shareholders in cash or in shares of the

Fund, and whether representing an ordinary distribution or a long-term capital gains distribution. No dividends or distributions will be made to a shareholder on shares for which no payment has been received. It is not anticipated that any of the dividends paid by the Fund will qualify for the 70% dividends received deduction available to corporate shareholders of the Fund.

     The Fund's investments in any regulated futures contracts, non-equity options, or foreign currency contracts, as those terms are defined in the Code, are considered section 1256 contracts. The principles of marking-to-market apply to such contracts such that the contracts are treated as having been sold for their fair market value on the last business day of the Fund's taxable year. Generally, 60% of any net gain or loss recognized on the deemed sale, as well as 60% of the gain or loss with respect to any actual termination (including expiration), will be treated as long-term capital gain or loss and the remaining 40% will be treated as short- term capital gain or loss. However, the gain or loss on certain foreign currency contracts may be treated as ordinary income under section 988 of the Code.

     Premiums from expired call options written by the Fund and net gain or loss from closing purchase transactions, which are not section 1256 contracts, are generally treated as short-term capital gain or loss for federal income tax purposes and are taxable to shareholders as ordinary income. If a written call option is exercised, the premium is added to the proceeds of sale of the underlying security, and the gain or loss from such sale will be short or long-term, depending upon the period such security was held.

     Payments which are classified as long-term capital gains distributions will be taxed to shareholders as long-term capital gains regardless of how long shareholders have held shares of the Fund. However, if a shareholder holds shares of the Fund for six months or less, any loss on the sale of the shares will be treated as a long-term capital loss to the extent of the long-term capital gains distributions received by such shareholder.

     Offsetting positions held by the Fund involving financial futures and options transactions may be considered, for tax purposes, to constitute "straddles." Depending on whether certain elections are available and made by the Fund, losses realized by the Fund on one or more positions in such a straddle will be deferred to the extent of unrealized gain in the offsetting position. Moreover, short-term capital losses on straddle positions may be re-characterized as long-term capital losses, and long-term capital gains may be treated as short-term capital gains.

     The Fund may have to limit its use of futures contracts and related options in order to comply with the 30% test previously described above.

     Under the Code, a shareholder who does not fall within one of certain exempt categories may be subject to backup withholding at the rate of 31% with respect to dividends and capital gains distributions paid to shareholders or reinvested by the Fund and other amounts distributed by it including proceeds of redemptions, unless such shareholder provides a social security or taxpayer identification number, certifies as to exemption from backup withholding, and otherwise complies with applicable requirements of the Code.

     Sales and redemptions of shares of the Fund may result in gains or losses for tax purposes to the extent of the difference between the proceeds from the shares relinquished and the shareholder's adjusted tax basis for such shares. If any shares have been held as a capital asset for more than one year, the gain or loss realized will be long-term capital gain or loss.

     The Fund may be subject to a tax on dividend or interest income received from securities of non-U.S. issuers withheld by a foreign country at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known. The Fund intends to operate so as to qualify for treaty tax benefits where applicable. To the extent that the Fund is liable for foreign income taxes withheld at the source, the Fund may operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders tax benefits attributable to foreign income taxes paid by the Fund. If more than 50% of the value of the Fund's total assets at the close of its taxable year is comprised of securities issued by foreign corporations, the Fund may file an election with the Internal Revenue Service to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. Pursuant to this election, shareholders will be required to (i) include in gross income, even though not actually received, their respective pro rata share of foreign taxes paid by the Fund; (ii) treat their pro rata share of foreign taxes as paid by them; and (iii) either deduct their pro rata share of foreign taxes in computing their taxable income, or use such share as a foreign tax credit against U.S. income taxes (but not both). No deduction for foreign taxes may be claimed by a non-corporate shareholder who does not itemize deductions. The Fund may meet the requirements to "pass through" to its shareholders foreign income taxes paid, but there can be no assurance that the Fund will be able to do so. Each shareholder will be notified within 60 days after the close of each taxable year of the Fund if the foreign taxes paid by the Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro rata share (by country) of (i) the foreign taxes paid and (ii) the Fund's gross income from foreign sources. Shareholders who are not liable for federal income taxes will not be affected by any such "pass through" of foreign tax credits.

     Distributions and the transactions referred to in the preceding paragraphs may be subject to state and local income taxes, and the treatment thereof may differ from the federal income tax consequences discussed herein. Shareholders are advised to consult with their tax advisers or attorneys.

     The Fund is organized as a Maryland corporation. Under current law, as long as it qualifies for the federal income tax treatment described above, the Fund itself is not liable for any income or franchise tax in the State of Maryland.


                                THE DISTRIBUTOR


     Phoenix Equity Planning Corporation ("Equity Planning") acts as the Distributor for the Fund and as such will conduct a continuous offering pursuant to a "best efforts" arrangement requiring it to take and pay for only such securities as may be sold to the public. Equity Planning is an indirect less than wholly-owned subsidiary of Phoenix Home Life Mutual Insurance Company and an affiliate of the Adviser. Shares of the Fund may be purchased through investment dealers who have sales agreements with the Distributor. During the fiscal years ended October 31, 1996, 1997 and 1998, purchasers of shares of the Fund paid aggregate sales charges of $841,871, $1,111,355, and $747,037, respectively, of which the Distributor received net commissions of $482,443, $481,975, and $281,876, respectively, for its services, the balance being paid to dealers. For the fiscal year ended October 31, 1998, the Distributor received net commissions of $59,440 for Class A Shares and deferred sales charges of $222,436 for Class B and C Shares.


     The Underwriting Agreement may be terminated at any time on not more than 60 days written notice, without payment of a penalty, by the Distributor, by vote of a majority of the outstanding voting securities of the Fund, or by vote of a majority of the Fund's Directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any related agreements. The Underwriting Agreement will terminate automatically in the event of its assignment.


     Dealers with whom the Distributor has entered into sales agreements received a discount or commission as set forth below:



                                                Sales Charge as
                                                a percentage of
                                  -------------------------------------------
           Amount of                                              Net            Dealer Discount
          Transaction                   Offering                Amount            Percentage of
       at Offering Price                  Price                Invested          Offering Price
-------------------------------   --------------------   --------------------   ----------------
Under $50,000                              4.75%                  4.99%                4.25%
$50,000 but under $100,000                 4.50                   4.71                 4.00
$100,000 but under $250,000                3.50                   3.63                 3.00
$250,000 but under $500,000                3.00                   3.09                 2.75
$500,000 but under $1,000,000              2.00                   2.04                 1.75
$1,000,000 or more                         None                   None                 None

Dealer Concessions

     In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares and a sales commission of 1% of the sale price of Class C Shares sold by such dealers. Your broker, dealer or investment adviser may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.


     Dealers and other entities who enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Funds and/or for providing other shareholder services. Depending on the nature of the services, these fees may be paid either from the Funds through distribution fees, service fees or transfer agent fees or, in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) sponsor training and educational meetings and provide additional compensation to qualifying dealers in the form of trips, merchandise or expense reimbursements; (b) from time to time pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (c) pay broker/dealers an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (d) excluding purchases as described in (c) above, pay broker/dealers an amount equal to 1% of the amount of Class A Shares sold above $1 million but under $3 million, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million. If part or all of such investment, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker-dealer will refund to the Distributor such amounts paid with respect to the investment. In addition, the Distributor may pay the entire applicable sales charge on purchases of Class A Shares to selected dealers and agents. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933.

Administrative Services
     Equity Planning also acts as administrative agent of the Fund and as such performs administrative, bookkeeping and pricing functions for the Fund. For its services, Equity Planning will be paid a fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc., as subagent, plus (2) the documented costs to Equity Planning to provide financial reporting and tax services and to oversee the subagent's performance. The current fee schedule of PFPC, Inc. is based upon the average of the aggregate daily net asset values of the Fund, at the following incremental annual rates.


  First $200 million                         .085%
  $200 million to $400 million               .05%
  $400 million to $600 million               .03%
  $600 million to $800 million               .02%
  $800 million to $1 billion                 .015%
  Greater than $1 billion                    .0125%

     Percentage rates are applied to the aggregate daily net asset values of the Fund. PFPC, Inc. also charges minimum fees and additional fees to each additional class of fund shares. Equity Planning retains PFPC, Inc. as subagent for each of the funds for which Equity Planning serves as administrative agent. PFPC, Inc. agreed to a modified fee structure and waived certain charges. Because PFPC, Inc.'s arrangement would have favored smaller funds over larger funds, Equity Planning reallocates PFPC, Inc.'s overall asset-based charges among all funds for which it serves as administrative agent on the basis of the relative net assets of each fund. As a result, the PFPC, Inc. charges to the Fund are expected to be slightly less than the amount that would be found through direct application of the table illustrated above. For its services during the Fund's fiscal year ended October 31, 1998, Equity Planning received $211,515.


                             PLANS OF DISTRIBUTION

     The Fund has adopted separate amended and restated distribution plans under Rule 12b-1 of the 1940 Act for each class of shares of the Fund (the "Class A Plan," the "Class B Plan" and the "Class C Plan," and collectively the "Plans"). The Plans permit the Fund to reimburse the Distributor for expenses incurred in connection with activities intended to promote the sale of shares of each class of shares of the Fund.

     Pursuant to the Plans, the Funds may reimburse the Distributor for actual expenses of the Distributor up to 0.75% of the average daily net assets of the Fund's Class B and of Class C Shares. Expenditures under the Plans shall consist of: (i) commissions to sales personnel for selling shares of the Fund (including underwriting commissions and financing expenses incurred in connection with the payment of commissions); (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions which have entered into agreements with the Distributor in the form of the Dealer Agreement for Phoenix Funds for services rendered in connection with the sale and distribution of shares of the Fund; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Fund; (v) the costs of preparing and distributing promotional materials; (vi) the cost of printing the Fund's Prospectus and Statement of Additional Information for distribution to potential investors; and (vii) such other similar services that the Board of Directors of the Fund determines are reasonably calculated to result in the sale of shares of the Fund. In addition, the Fund will pay 0.25% annually of the average daily net assets of the Fund's shares for providing services to shareholders, including assistance in connection with inquiries related to shareholder accounts (the "Service Fee").

     From the Service Fee, the Distributor expects to pay a quarterly fee to qualifying broker-dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Fund shares which are reallowed to such firms. To the extent that the entire amount of the Service Fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor. The Distributor also pays to dealers, as additional compensation with respect to sales of Class C Shares, 0.75% of the average annual net asset value of that class.

     In order to receive payments under the Plans, participants must meet such qualifications to be established in the sole discretion of the Distributor, such as services to the Fund's shareholders; or services providing the Fund with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; or services permitting bulking of purchases or sales, or transmission of such purchases or sales by computerized tape or other electronic equipment; or other processing. If the Plans are terminated in accordance with their terms, the obligations of the Fund to make payments to the Distributor pursuant to the Plans will cease and the Fund will not be required to make any payments past the date on which either Plan terminates.

     From its own resources or pursuant to the Plan, and subject to the dealers' prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives' or dealers' achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A Shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.


     The Directors have concluded that there is a reasonable likelihood that the Plans will benefit the Fund and its shareholders. For the fiscal year ended October 31, 1998, the Fund paid 12b-1 fees in the amount of $2,005,515 ($474,342 under the Distribution Plan for Class A shares; $1,492,003 under the Distribution Plan for Class B shares; and $39,170 under the Distribution Plan for Class C Shares), of which the Distributor of the Fund received $1,272,993. The 12b-1 payments were used for: (1) compensating dealers, $1,584,027, (2) compensating sales personnel, $550,421, (3) advertising, $271,193, (4) printing and mailing prospectuses to other than current shareholders, $11,436, (5) service cost, $82,189 and (6) other, $107,133. The Distributor's expenses from selling and servicing Class B Shares may be more than the payments received from contingent deferred sales charges collected on redeemed shares and from the Fund under the Class B Plan. Those expenses may be carried over and paid in future years. At October 31, 1998, the end of the last Plan year, Distributor had incurred unreimbursed expenses under the Class B Plan of $1,384,775 (equal to 0.48% of the Fund's net assets) which have been carried over into the present Class B Plan year.


     On a quarterly basis, the Fund's Directors review a report on expenditures under the Plans and the purposes for which expenditures were made. The Directors conduct an additional, more extensive review annually in determining whether the Plans will be continued. By their terms, continuation of the Plans from year to year is contingent on annual approval by a majority of the Fund's Directors and by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the "Plan Directors"). The Plans provide that they may not be amended to increase materially the costs which the Fund may bear pursuant to the Plans without approval of the shareholders of that class of the Fund and that other material amendments to the Plans must be approved by a majority of the Plan Directors by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans further provide that while they are in effect, the selection and nomination of Directors who are not "interested persons" shall be committed to the discretion of the Directors who are not "interested persons." The Plans may be terminated at any time by vote of a majority of the Plan Directors or a majority of the outstanding shares of the relevant class of the Fund.

     The National Association of Securities Dealers, Inc. (the "NASD") regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Directors to suspend distribution fees or amend the Plans.


                             MANAGEMENT OF THE FUND

     The Directors are responsible for the overall supervision of the operations of the Fund and perform the duties imposed on Directors by the 1940 Act and Maryland General Corporation Law.

Directors and Officers

     The following table sets forth information concerning the Directors and executive officers of the Fund, including their principal occupations during the past five years. Unless otherwise noted, the address of each executive officer and Director is 56 Prospect Street, Hartford, Connecticut, 06115-0480. The Directors and executive officers are listed below:




                            Positions Held                      Principal Occupations
Name, Address and Age        With the Fund                     During the Past 5 Years
------------------------   ----------------   ---------------------------------------------------------
Robert Chesek (64)         Director           Trustee/Director (1981-present) and Chairman (1989-1994)
49 Old Post Road                              Phoenix Funds. Trustee, Phoenix-Aberdeen Series Fund
Wethersfield, CT 06109                        and Phoenix Duff & Phelps Institutional Mutual Funds
                                              (1996-present). Vice President, Common Stock, Phoenix
                                              Home Life Mutual Insurance Company (1980-1994).

                               Positions Held                       Principal Occupations
Name, Address and Age          With the Fund                       During the Past 5 Years
---------------------------   ---------------   ------------------------------------------------------------
E. Virgil Conway (69)         Director          Chairman, Metropolitan Transportation Authority (1992-
9 Rittenhouse Road                              present). Trustee/Director, Consolidated Edison Company
Bronxville, NY 10708                            of New York, Inc. (1970-present), Pace University (1978-
                                                present), Atlantic Mutual Insurance Company (1974-present),
                                                HRE Properties (1989-present), Greater New York
                                                Councils, Boy Scouts of America (1985-present), Union
                                                Pacific Corp. (1978-present), Blackrock Freddie Mac
                                                Mortgage Securities Fund (Advisory Director) (1990-
                                                present), Centennial Insurance Company (1974-present),
                                                Josiah Macy, Jr., Foundation (1975-present), The Harlem
                                                Youth Development Foundation (1987-present) (Chairman
                                                (1998-present)), Accuhealth (1994-present), Trism, Inc.
                                                (1994-present), Realty Foundation of New York (1972-
                                                present) and New York Housing Partnership Development
                                                Corp. (Chairman) (1981-present). Director/Trustee, Phoenix
                                                Funds (1993-present). Trustee, Phoenix-Aberdeen Series
                                                Fund and Phoenix Duff & Phelps Institutional Mutual
                                                Funds (1996-present). Director, Duff & Phelps Utilities
                                                Tax-Free Income Inc. and Duff & Phelps Utility and
                                                Corporate Bond Trust Inc. (1995-present). Advisory
                                                Director, Fund Directions (1993-1998), Chairman/Member,
                                                Audit Committee of the City of New York (1981-1996).
                                                Advisory Director, Blackrock Fannie Mae Mortgage
                                                Securities Fund (1989-1996). Member (1990-1995),
                                                Chairman (1992-1995), Financial Accounting Standards
                                                Advisory Council.

Harry Dalzell-Payne (69)      Director          Director/Trustee, Phoenix Funds (1983-present). Trustee,
330 East 39th Street                            Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
Apartment 29G                                   Institutional Mutual Funds (1996-present). Director, Duff &
New York, NY 10016                              Phelps Utilities Tax-Free Income Inc. and Duff & Phelps
                                                Utility and Corporate Bond Trust Inc. (1995-present).
                                                Director, Farragut Mortgage Co., Inc. (1991-1994).
                                                Formerly a Major General of the British Army.

*Francis E. Jeffries (68)     Director          Director/Trustee, Phoenix Funds (1995-present). Trustee,
6585 Nicholas Blvd.                             Phoenix-Aberdeen Series Inc. and Phoenix Duff & Phelps
Apt. 1601                                       Institutional Mutual Funds (1996-present). Director,
Naples, FL 33963                                Duff & Phelps Utilities Income Inc. (1987-present), Duff &
                                                Phelps Utilities Tax-Free Income Inc. (1991-present) and
                                                Duff & Phelps Utility and Corporate Bond Trust Inc.
                                                (1993-present). Director, The Empire District Electric
                                                Company (1984-present). Director (1989-1997), Chairman
                                                of the Board (1993-1997), President (1989-1993), and
                                                Chief Executive Officer (1989-1995), Phoenix Investment
                                                Partners, Ltd.

                                Positions Held                       Principal Occupations
Name, Address and Age           With the Fund                       During the Past 5 Years
----------------------------   ---------------   -------------------------------------------------------------
Leroy Keith, Jr. (60)          Director          Chairman and Chief Executive Officer, Carson Products
Chairman and Chief                               Company (1995-present). Director/Trustee, Phoenix Funds
Executive Officer                                (1980-present). Trustee, Phoenix-Aberdeen Series Fund
Carson Products Company                          and Phoenix Duff & Phelps Institutional Mutual Funds
64 Ross Road                                     (1996-present). Director, Equifax Corp. (1991-present) and
Savannah, GA 30750                               Evergreen International Fund, Inc. (1989-present). Trustee,
                                                 Evergreen Liquid Trust, Evergreen Tax Exempt Trust,
                                                 Evergreen Tax Free Fund, Master Reserves Tax Free Trust,
                                                 and Master Reserves Trust. President, Morehouse College
                                                 (1987-1994). Chairman and Chief Executive Officer, Keith
                                                 Ventures (1992-1994).

*Philip R. McLoughlin (52)     Director and      Chairman (1997-present), Director (1995-present), Vice
                               President         Chairman (1995-1997) and Chief Executive Officer, (1995-
                                                 present), Phoenix Investment Partners, Ltd. Director (1994-
                                                 present) and Executive Vice President, Investments (1988-
                                                 present), Phoenix Home Life Mutual Insurance Company.
                                                 Director/Trustee and President, Phoenix Funds (1989-
                                                 present). Trustee and President, Phoenix-Aberdeen Series
                                                 Fund and Phoenix Duff & Phelps Institutional Mutual
                                                 Funds (1996-present). Director, Duff & Phelps Utilities
                                                 Tax-Free Income Inc. (1995-present) and Duff & Phelps
                                                 Utility and Corporate Bond Trust Inc. (1995-present).
                                                 Director (1983-present) and Chairman (1995-present),
                                                 Phoenix Investment Counsel, Inc. Director (1984-present)
                                                 and President (1990-present), Phoenix Equity Planning
                                                 Corporation. Director (1993-present), Chairman (1993-
                                                 present) and Chief Executive Officer (1993-1995), National
                                                 Securities & Research Corporation. Director, Phoenix
                                                 Realty Group, Inc. (1994-present), Phoenix Realty
                                                 Advisors, Inc. (1987-present), Phoenix Realty Investors,
                                                 Inc. (1994-present), Phoenix Realty Securities, Inc. (1994-
                                                 present), PXRE Corporation (Delaware) (1985-present), and
                                                 World Trust Fund (1991-present). Director and Executive
                                                 Vice President, Phoenix Life and Annuity Company (1996-
                                                 present). Director and Executive Vice President, PHL
                                                 Variable Insurance Company (1995-present). Director,
                                                 Phoenix Charter Oak Trust Company (1996-present).
                                                 Director and Vice President, PM Holdings, Inc. (1985-
                                                 present). Director and President, Phoenix Securities Group,
                                                 Inc. (1993-1995). Director (1992-present) and President
                                                 (1992-1994), W.S. Griffith & Co., Inc. Director, PHL
                                                 Associates, Inc. (1995-present).

Everett L. Morris (70)         Director          Vice President, W.H. Reaves and Company (1993-present).
164 Laird Road                                   Director/Trustee, Phoenix Funds (1995-present). Trustee,
Colts Neck, NJ 07722                             Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
                                                 Institutional Mutual Funds (1996-present). Director, Duff &
                                                 Phelps Utilities Tax-Free Income Inc. (1991-present) and
                                                 Duff & Phelps Utility and Corporate Bond Trust Inc.
                                                 (1993-present).

                                 Positions Held                       Principal Occupations
Name, Address and Age            With the Fund                       During the Past 5 Years
-----------------------------   ---------------   -------------------------------------------------------------
*James M. Oates (52)            Director          Chairman, IBEX Capital Markets, Inc., formerly IBEX
Managing Director                                 Capital Markets LLC (1997-present). Managing Director,
The Wydown Group                                  Wydown Group (1994-present). Director, Phoenix
IBEX Capital Markets LLC                          Investment Partners, Ltd. (1995-present). Director/Trustee,
60 State Street                                   Phoenix Funds (1987-present). Trustee, Phoenix-Aberdeen
Suite 950                                         Series Fund and Phoenix Duff & Phelps Institutional
Boston, MA 02109                                  Mutual Funds (1996-present). Director, AIB Govett Funds
                                                  (1991-present), Blue Cross and Blue Shield of New
                                                  Hampshire (1994-present), Investors Financial Service
                                                  Corporation (1995-present), Investors Bank & Trust
                                                  Corporation (1995-present), Plymouth Rubber Co. (1995-
                                                  present), Stifel Financial (1996-present) and Command
                                                  Systems Inc. (1998-present), Connecticut River Bancorp
                                                  (1998-present). Vice Chairman, Massachusetts Housing
                                                  Partnership (1992-present). Member, Chief Executives
                                                  Organization (1996-present). Director (1984-1994),
                                                  President (1984-1994) and Chief Executive Officer (1986-
                                                  1994), Neworld Bank.

*Calvin J. Pedersen (57)        Director          Director (1986-present), President (1993-present) and
Phoenix Duff & Phelps                             Executive Vice President (1992-1993), Phoenix Investment
Corporation                                       Partners, Ltd. Director/Trustee, Phoenix Funds (1995-
55 East Monroe Street                             present). Trustee, Phoenix-Aberdeen Series Fund and
Suite 3600                                        Phoenix Duff & Phelps Institutional Mutual Funds (1996-
Chicago, IL 60603                                 present). President and Chief Executive Officer, Duff &
                                                  Phelps Utilities Tax-Free Income Inc. (1997-present),
                                                  Duff & Phelps Utilities Income Inc. (1994-present) and
                                                  Duff & Phelps Utility and Corporate Bond Trust Inc.
                                                  ( 1995-present).

Herbert Roth, Jr. (70)          Director          Director/Trustee, Phoenix Funds (1980-present). Trustee,
134 Lake Street                                   Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
P.O. Box 909                                      Institutional Mutual Funds (1996-present). Director, Boston
Sherborn, MA 01770                                Edison Company (1978-present), Landauer, Inc. (medical
                                                  services) (1970-present), Tech Ops./Sevcon, Inc. (electronic controllers) (1987-present), and Mark IV Industries
                                                  (diversified manufacturer) (1985-present). Member,
                                                  Directors Advisory Council, Phoenix Home Life Mutual
                                                  Insurance Company (1998-present). Director, Key Energy
                                                  Group (oil rig service) (1988-1994) and Phoenix Home Life
                                                  Mutual and Insurance Company (1972-1998).

Richard E. Segerson (53)        Director          Managing Director, Northway Management Company (1998-
102 Valley Road                                   present), Director/Trustee, Phoenix Funds (1993-present),
New Canaan, CT 06840                              Trustee, Phoenix-Aberdeen Series Fund and Phoenix Duff
                                                  & Phelps Institutional Mutual Funds (1996-present).
                                                  Managing Director, Mullin Associates (1993-1998).

Lowell P. Weicker, Jr. (67)     Director          Trustee/Director, Phoenix Funds (1995-present). Trustee,
731 Lake Avenue                                   Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
Greenwich, CT 06830                               Institutional Mutual Funds (1996-present). Director, UST
                                                  Inc. (1995-present), HPSC Inc. (1995-present), Compuware
                                                  (1996-present) and Burroughs Wellcome Fund (1996-
                                                  present). Visiting Professor, University of Virginia (1997-
                                                  present). Director, Duty Free International, Inc. (1997).
                                                  Chairman, Dresing, Lierman, Weicker (1995-1996).
                                                  Governor of the State of Connecticut (1991-1995).

                            Positions Held                      Principal Occupations
Name, Address and Age       With the Fund                      During the Past 5 Years
------------------------   ---------------   -----------------------------------------------------------
Michael E. Haylon (41)     Executive         Director and Executive Vice President-Investments,
                           Vice              Phoenix Investment Partners, Ltd. (1995-present). Director
                           President         (1994-present), President (1996-present), and Executive
                                             Vice President (1994-1996), National Securities &
                                             Research Corporation. Executive Vice President, Phoenix
                                             Funds (1995-present), Phoenix-Aberdeen Series Fund
                                             (1996-present). Executive Vice President (1997-present),
                                             Vice President (1996-1997), Phoenix Duff & Phelps
                                             Institutional Mutual Funds. Director (1994-present),
                                             President (1995-present), and Executive Vice President
                                             (1994-1995), Phoenix Investment Counsel, Inc. Director,
                                             Phoenix Equity Planning Corporation (1995-present).
                                             Senior Vice President, Securities Investments, Phoenix
                                             Home Life Mutual Insurance Company (1993-1995).

John F. Sharry (46)        Executive         Managing Director, Retail Distribution, Phoenix Equity
                           Vice              Planning Corporation (1995-present). Executive Vice
                           President         President, Phoenix Funds and Phoenix-Aberdeen Series
                                             Funds (1998-present). Managing Director, Director and
                                             National Sales Manager, Putnam Mutual Funds (until
                                             1995).

James D. Wehr (41)         Senior Vice       Senior Vice President, Fixed Income (1998-present),
                           President         Managing Director, Fixed Income, (1996-1998), Vice
                                             President (1991-1996), Phoenix Investment Counsel, Inc.
                                             Senior Vice President, Fixed Income (1998-present),
                                             Managing Director, Fixed Income, (1996-1998), Vice
                                             President (1993-1996), National Securities & Research
                                             Corporation. Senior Vice President (1997-present), Vice
                                             President (1988-1997), Phoenix Multi-Portfolio Fund;
                                             Senior Vice President (1997-present), Vice President
                                             (1990-1997), Phoenix Series Fund; Senior Vice President
                                             (1997-present), Vice President (1991-1997), The Phoenix
                                             Edge Series Fund; Senior Vice President (1997-present),
                                             Vice President (1993-1997), Phoenix California Tax
                                             Exempt Bonds, Inc.; Senior Vice President (1997-present),
                                             Vice President (1996-1997), Phoenix Duff & Phelps
                                             Institutional Mutual Funds; and Senior Vice President,
                                             Phoenix Multi-Sector Fixed Income Fund, Inc,. Phoenix
                                             Multi-Sector Short Term Bond Fund, Phoenix Income and
                                             Growth Fund and Phoenix Strategic Allocation Fund, Inc.
                                             (1997-present). Senior Vice President and Chief Investment
                                             Officer, Duff & Phelps Utilities Tax Free Income Inc.
                                             (1997-present). Managing Director, Public Fixed Income,
                                             Phoenix Home Life Insurance Company (1991-1995).
                                             Various positions with Phoenix Home Life Insurance
                                             Company.

David L. Albrycht (37)     Vice              Managing Director, Fixed Income (1996-present) and Vice
                           President         President (1995-1996), Phoenix Investment Counsel, Inc.
                                             Managing Director, Fixed Income (1996-present) and
                                             Investment Officer (1994-1996), National Securities &
                                             Research Corporation. Vice President, Phoenix Multi-
                                             Portfolio Fund (1993-present), Phoenix Multi-Sector Short
                                             Term Bond Fund (1993-present), Multi-Sector Fixed
                                             Income Fund (1994-present). Portfolio Manager, Phoenix
                                             Home Life Mutual Insurance Company (1990-1995).

                             Positions Held                       Principal Occupations
Name, Address and Age        With the Fund                       During the Past 5 Years
-------------------------   ---------------   -------------------------------------------------------------
William R. Moyer (54)       Vice              Senior Vice President and Chief Financial Officer, Phoenix
100 Bright Meadow Blvd.     President         Investment Partners, Ltd. (1995-present). Director (1998-
P.O. Box 2200                                 present), Senior Vice President (1990-present), Chief
Enfield, CT 06083-2200                        Financial Officer (1996-present), Finance (until 1996) and
                                              Treasurer (1994-1996 and 1998-present), Phoenix Equity
                                              Planning Corporation. Director (1998-present), Senior Vice
                                              President (1990-present), Chief Financial Officer (1996-
                                              present), Finance (until 1996) and Treasurer (1994-
                                              present), Phoenix Investment Counsel, Inc. Director (1998-
                                              present), Senior Vice President (1994-present), Chief
                                              Financial Officer (1996-present), Finance (until 1996), and
                                              Treasurer (1994-present), National Securities & Research
                                              Corporation. Vice President, Phoenix Funds (1990-present),
                                              Phoenix Duff & Phelps Institutional Mutual Funds (1996-
                                              present) and Phoenix-Aberdeen Series Fund (1996-
                                              present). Senior Vice President and Chief Financial Officer,
                                              Phoenix Duff & Phelps Investment Management Co. (1996-
                                              present). Vice President, Investment Products Finance,
                                              Phoenix Home Life Mutual Insurance Company (1990-
                                              1995). Senior Vice President, Finance, Phoenix Securities
                                              Group, Inc. (1993-1995). Senior Vice President and Chief
                                              Financial Officer and W.S. Griffith & Co., Inc. (1992-1995)
                                              and Townsend Financial Advisers, Inc. (1993-1995).

Leonard J. Saltiel (44)     Vice              Managing Director (1996-present), Senior Vice President
                            President         (1994-1996), Phoenix Equity Planning Corporation.
                                              Vice President, Phoenix Funds (1994-present), Phoenix-
                                              Aberdeen Series Fund (1996-present) and Phoenix Duff &
                                              Phelps Institutional Mutual Funds (1996-present). Vice
                                              President, Investment Operations, Phoenix Home Life
                                              Mutual Insurance Company (1994-1995). Various positions
                                              with Home Life Insurance Company and Phoenix Home
                                              Life Mutual Insurance Company (1987-1994).

Nancy G. Curtiss (46)       Treasurer         Vice President, Fund Accounting (1994-present) and
                                              Treasurer (1996-present), Phoenix Equity Planning
                                              Corporation. Treasurer, Phoenix Funds (1994-present),
                                              Phoenix-Aberdeen Series Fund (1996-present) and Phoenix
                                              Duff & Phelps Institutional Mutual Funds (1995-present).
                                              Second Vice President and Treasurer, Fund Accounting,
                                              Phoenix Home Life Mutual Insurance Company (1994-
                                              1995). Various positions with Phoenix Home Life Mutual
                                              Insurance Company (1987-1994).

G. Jeffrey Bohne (51)       Secretary         Vice President and General Manager, Phoenix Home Life
101 Munson Street                             Mutual Insurance Co. (1993-present). Vice President,
Greenfield, MA 01301                          Mutual Fund Customer Service (1996-present), Vice
                                              President, Transfer Agent Operations (1993-1996), Phoenix
                                              Equity Planning Corporation. Secretary/Clerk, Phoenix
                                              Funds (1993-present), Phoenix-Aberdeen Series Fund
                                              (1996-present) and Phoenix Duff & Phelps Institutional
                                              Mutual Funds (1996-present).


-----------

 *Messrs. Jeffries, McLoughlin, Oates and Pedersen are "interested persons" of the Fund within the meaning of the definition set forth in Section 2(a)(19) of the 1940 Act.

     For services rendered to the Fund for the fiscal year ended October 31, 1998, the Trustees received aggregate remuneration of $17,385. For services on the Boards of Directors/Trustees of the Phoenix Funds, each Trustee who is not a full-time employee of the Adviser or any of its affiliates currently receives a retainer at the annual rate of $40,000 and a fee of $2,500 per joint meeting of the Boards. Each Trustee who serves on the Audit Committee receives a retainer at the annual rate of $2,000 and a fee of $2,000 per joint Audit Committee meeting attended. Each Trustee who serves on the Nominating Committee receives a retainer at the annual rate of $1,000 and a fee of $1,000 per joint Nominating Committee meeting attended. Each Trustee who serves on the Executive Committee and who is not an interested person of the Fund receives a retainer at the annual rate of $2,000 and $2,000 per joint Executive Committee meeting attended. The function of the Executive Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Directors. Trustees costs are allocated equally to each of the Series and Funds within the Fund complex. The foregoing fees do not include the reimbursement of expenses incurred in connection with meeting attendance. Officers and employees of the Adviser who are interested persons are compensated by the Adviser and receive no compensation from the Fund.

     For the Fund's last fiscal year ending October 31, 1998, the Trustees received the following compensation:



                                                                                              Total
                                                                                           Compensation
                                                  Pension or                              From Fund and
                              Aggregate      Retirement Benefits        Estimated          Fund Complex
                            Compensation       Accrued as Part       Annual Benefits        (14 Funds)
          Name                From Fund        of Fund Expenses      Upon Retirement     Paid to Trustees
------------------------   --------------   ---------------------   -----------------   -----------------
Robert Chesek                 $1,440                                                         $59,750
E. Virgil Conway+             $1,887                                                         $78,000
Harry Dalzell-Payne+          $1,678                                                         $69,500
Francis E. Jeffries           $1,441*                                                        $60,000
Leroy Keith, Jr.              $1,498                 None                  None              $62,250
Philip R. McLoughlin+         $    0               for any               for any             $     0
Everett L. Morris+            $1,621*              Trustee               Trustee             $68,000
James M. Oates+               $1,621                                                         $67,250
Calvin J. Pedersen            $    0                                                         $     0
Herbert Roth, Jr.+            $1,945*                                                        $79,500
Richard E. Segerson           $1,707                                                         $70,750
Lowell P. Weicker, Jr.        $1,707                                                         $70,000


-----------

*This compensation (and the earnings thereon) was deferred pursuant to the Trustees' Deferred Compensation Plan. At December 31, 1998, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for Messrs. Jeffries, Morris and Roth was $175,029, $151,807 and $147,653, respectively. At present, by agreement among the Fund, the Distributor and the electing trustee, trustee fees that are deferred are paid by the Fund to the Distributor. The liability for the deferred compensation obligation appears only as a liability of the Distributor.


+Messrs. Conway, Dalzell-Payne, McLoughlin, Morris, Oates and Roth are members of the Executive Committee.


     On February 9, 1999, the Directors and officers of the Fund beneficially owned less than 1% of the outstanding shares of the Fund.


Principal Shareholders

     The following table sets forth information as of February 9, 1999 with respect to each person who owns of record or is known by the Fund to own of record or beneficially own 5% or more of any class of the Fund's equity securities.




              Name of Shareholder                  Class      Number of Shares     Percent of Class
----------------------------------------------   ---------   ------------------   -----------------
MLPF&S for the sole benefit of its customers     Class B         1,886,804.260           18.15%
ATTN: Fund Administration                        Class C            78,261.607           13.12%
4800 Deer Lake Dr. E 3rd Fl.
Jacksonville, FL 32246-6484

                               OTHER INFORMATION

Capital Stock

     The Articles of Incorporation, as amended, provide for the issuance of up to 500,000,000 Shares. The Fund's Shares are divided equally among three classes, consisting of 166,666,667 Class A Shares, 166,666,667 Class B Shares and 166,666,666 Class C Shares. The shares of the Fund, when issued, will be fully paid and non-assessable, have no preference, preemptive, exchange or similar rights, and will be freely transferable. There is no requirement or intention to hold annual meetings of sharehholders. Accordingly, there will normally be no meetings of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders, at which time the Directors then in office will call a meeting for the election of Directors. Shareholders may, in accordance with the Articles of Incorporation, cause a meeting of shareholders to be held for the purpose of voting on the removal of a Director or Directors. Meetings of the shareholders will be called upon written request of shareholders holding in the aggregate at least 10% of the fund's outstanding shares. The Directors will provide appropriate assistance to shareholders, in compliance with the provisions of the 1940 Act, if such a request for a meeting is received. Except as set forth above, the Directors will continue to hold office and appoint successor Directors. Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Fund voting for the election of Directors can elect all of the Directors of the Fund if they choose to do so and in such event the holders of the remaining shares would not be able to elect any Directors. Shareholders are entitled to redeem their shares as set forth under "How to Sell Shares."


Independent Accountants
     PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA 02110, has been selected independent accountants for the Fund. PricewaterhouseCoopers LLP audits the Fund's annual financial statements and expresses an opinion thereon.


Custodian and Transfer Agent

     State Street Bank and Trust Company, P. O. Box 8301, Boston, MA 02266-8301, serves as the Fund's Custodian. Phoenix Equity Planning Corporation, 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, CT 06083-2200, serves as the Fund's transfer agent. As compensation, Equity Planning receives a fee equivalent to $22.25 for each designated shareholder account plus out-of-pocket expenses. Transfer Agent fees are also utilized to offset costs and fees paid to subtransfer agents employed by Equity Planning. State Street Bank and Trust Company serves as a subtransfer agent pursuant to a Subtransfer Agency Agreement.


Reports to Shareholders
     The fiscal year of the Fund ends on October 31. The Fund will send financial statements to its shareholders at least semi-annually. An annual report, containing financial statements audited by the Fund's independent accountants, will be sent to shareholders each year.

Financial Statements
     The Financial Statements for the Fund's fiscal year ended October 31, 1998, appearing in the Funds Annual Report to Shareholders, are incorporated herein by reference.

                                    APPENDIX
                       Description of Certain Bond Ratings

Moody's Investor's Service, Inc.
     Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B--Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa--Bonds which are rated are Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Standard & Poor's Corporation
     BB, B, CCC--Bonds rated BB, B and CCC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions. Ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirement.


     B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.


     CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

     CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

     C--Bonds are in imminent default in payment of interest or principal.

                        INVESTMENTS AT OCTOBER 31, 1998

                                   STANDARD
                                   & POOR'S       PAR
                                    RATING       VALUE
                                  (Unaudited)    (000)           VALUE
                                  -----------  ---------     --------------
U.S. GOVERNMENT SECURITIES--0.6%

U.S. TREASURY NOTES--0.6%
U.S. Treasury Notes 5.25%,
8/15/03.........................      AAA      $     500     $      521,852
U.S. Treasury Notes 5.625%,
5/15/08.........................      AAA          1,000          1,077,583
                                                             --------------
                                                                  1,599,435
                                                             --------------
----------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
(IDENTIFIED COST $1,605,677)                                      1,599,435
----------------------------------------------------------------------------

MUNICIPAL BONDS--5.2%
CALIFORNIA--0.2%
Fresno California Pension
Obligation 7.80%, 6/1/14........      AAA            500            584,375
FLORIDA--1.7%
Palm Beach Waste Revenue Project
B Taxable 10.50%, 1/1/11(i).....      NR           3,750          2,925,000

University of Miami Exchangeable
Revenue Series A Taxable 7.65%,
4/1/20..........................      AAA          1,965          2,127,112
                                                             --------------
                                                                  5,052,112
                                                             --------------

                                   STANDARD
                                   & POOR'S       PAR
                                    RATING       VALUE
                                  (Unaudited)    (000)           VALUE
                                  -----------  ---------     --------------

ILLINOIS--0.7%
Illinois Educational Facilities
Authority Revenue - Loyola
University Series A Taxable
7.84%, 7/1/24...................      AAA      $   1,800     $    2,011,500

PENNSYLVANIA--1.8%
Pennsylvania Economic
Development 9.50%,
1/1/12(i)(j)....................      NR           3,500          1,995,000

Pittsburgh Taxable Pension
General Obligation 6.35%,
3/1/13..........................      AAA          3,000          3,172,500
                                                             --------------
                                                                  5,167,500
                                                             --------------

WASHINGTON--0.8%
Snohomish County School District
5%, 12/1/08.....................      AAA          2,000          2,190,000
----------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(IDENTIFIED COST $16,192,981)                                    15,005,487
----------------------------------------------------------------------------

ASSET-BACKED SECURITIES--0.7%

Green Tree Financial Corp. 94-1,
B2 7.85%, 4/15/19...............    Baa(c)         2,000          2,007,500
----------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(IDENTIFIED COST $2,062,364)                                      2,007,500
----------------------------------------------------------------------------

4                      See Notes to Financial Statements

Phoenix Multi-Sector Fixed Income Fund, Inc.

                                   STANDARD
                                   & POOR'S       PAR
                                    RATING       VALUE
                                  (Unaudited)    (000)           VALUE
                                  -----------  ---------     --------------
CORPORATE BONDS--22.2%

AEROSPACE/DEFENSE--0.4%
BE Aerospace 144A 9.50%,
11/1/08(b)......................       B       $   1,000     $    1,030,000

AUTO PARTS & EQUIPMENT--0.7%
Titan Tire 7%, 2/11/00..........      NR           2,000          1,920,000
BROADCASTING (TELEVISION, RADIO & CABLE)--3.1%
CBS Radio, Inc. 11.375%,
1/15/09.........................      NR           2,000          2,310,000
Fox Family Worldwide, Inc. 0%,
11/1/07(d)......................       B           3,615          2,169,000

Fox/Liberty Networks LLC 0%,
8/15/07(d)......................       B           2,500          1,618,750

Fox/Liberty Networks LLC 8.875%,
8/15/07.........................       B           3,000          2,917,500
                                                             --------------
                                                                  9,015,250
                                                             --------------

BUILDING MATERIALS--0.7%
Nortek, Inc. 9.875%, 3/1/04.....      B-           2,000          1,970,000
GAMING, LOTTERY & PARIMUTUEL COMPANIES--2.5%
Horseshoe Gaming LLC Series B,
12.75%, 9/30/00.................      BB-          1,500          1,590,000
Majestic Star Casino LLC 12.75%,
5/15/03.........................       B           1,000          1,030,000

Mashantucket Pequot 144A 6.91%,
9/1/12(b).......................      AAA          1,400          1,513,750

Station Casinos, Inc. 10.125%,
3/15/06.........................      B+           3,000          2,985,000
                                                             --------------
                                                                  7,118,750
                                                             --------------

INSURANCE (MULTI-LINE)--2.4%
Middletown Trust Notes Series C,
11.75%, 7/15/10(k)..............      A+           6,782          7,000,000
MANUFACTURING (SPECIALIZED)--0.5%
Collins & Aikman Products
11.50%, 4/15/06.................       B           1,500          1,552,500

METALS MINING--0.3%
NSM Steel Ltd. 144A 12%,
2/1/06(b).......................      B-           2,800            756,000

                                   STANDARD
                                   & POOR'S       PAR
                                    RATING       VALUE
                                  (Unaudited)    (000)           VALUE
                                  -----------  ---------     --------------

PERSONAL CARE--2.1%
Bally Total Fitness Holding
Corp. Series B, 9.875%,
10/15/07........................      B-       $   2,750     $    2,530,000

Revlon Consumer Products 8.625%,
2/1/06..........................      B-           3,790          3,420,475
                                                             --------------
                                                                  5,950,475
                                                             --------------

RAILROADS--0.9%
American Commercial Lines LLC
144A 10.25%, 6/30/08(b).........       B           2,650          2,573,813

SERVICES (COMMERCIAL & CONSUMER)--0.0%
ARA Services, Inc. 10.625%,
8/1/00..........................     BBB-             54             57,240

TELECOMMUNICATIONS (CELLULAR/WIRELESS)--1.5%
American Cellular Corp. 144A
10.50%, 5/15/08(b)..............     CCC+          2,500          2,375,000

Comcast Cellular Series B 9.50%,
5/1/07..........................      BB+          1,900          1,966,500
                                                             --------------
                                                                  4,341,500
                                                             --------------

TELECOMMUNICATIONS (LONG DISTANCE)--1.9%
RCN Corp. 0%, 10/15/07(d).......     B(c)          2,000          1,040,000
RCN Corp. Series B 0%,
2/15/08(d)......................     B(c)          9,000          4,320,000
                                                             --------------
                                                                  5,360,000
                                                             --------------

TELEPHONE--3.4%
FirstCom, Corp. 144A 14%,
10/27/07(b).....................      NR           3,930          2,063,250

ICG Holdings, Inc. 0%,
9/15/05(d)......................      NR           2,100          1,617,000
Intermedia Communication 0%,
7/15/07(d)......................       B           2,400          1,620,000

Teligent, Inc. 11.50%,
12/1/07.........................      CCC          3,330          2,763,900
Teligent, Inc. Series B 0%,
3/1/08(d).......................      CCC          3,500          1,540,000
                                                             --------------
                                                                  9,604,150
                                                             --------------

TRUCKERS & MARINE--1.8%
Hvide Marine, Inc. 8.375%,
2/15/08.........................      BB-          2,500          1,925,000

                       See Notes to Financial Statements                       5

Phoenix Multi-Sector Fixed Income Fund, Inc.

                                   STANDARD
                                   & POOR'S       PAR
                                    RATING       VALUE
                                  (Unaudited)    (000)           VALUE
                                  -----------  ---------     --------------
TRUCKERS & MARINE--CONTINUED
Sea Containers 7.875%,
2/15/08.........................      BB-      $   3,500     $    3,311,875
                                                             --------------
                                                                  5,236,875
                                                             --------------
----------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(IDENTIFIED COST $71,884,954)                                    63,486,553
----------------------------------------------------------------------------

NON-AGENCY MORTGAGE-BACKED
SECURITIES--27.7%

BTC Mortgage Investors Trust
97-S1, D 144A 6.95%,
12/31/09(b).....................      BBB          3,000          3,000,000

ContiMortgage Home Equity Loan
Trust 98-1, B 7.86%, 4/15/29....     BBB-          8,495          8,548,094

Criimi Mae Trust I 96-C1, A2
144A 7.56%, 6/30/33(b)..........      BBB          5,125          5,099,375

CS First Boston Corp. 97-SPCE, D
144A 7.332%, 4/20/08(b).........    BBB(c)         4,928          4,998,840
CS First Boston Corp. 98-C1, A1B
6.48%, 5/17/08..................      AAA          5,000          5,073,437
CS First Boston Mortgage
Securities 97-1R, 1M4 144A
7.312%, 2/28/22(b)..............    Baa(c)         5,977          5,607,161

DLJ Mortgage Acceptance Corp.
97-CF2, B1 144A 7.14%,
11/15/08(b).....................     BBB-          3,900          3,630,656

First Boston Mortgage Securities
Corp. 93-5 B2 7.30%, 7/25/23....     A+(c)         3,248          3,198,484

First Chicago/Lennar Trust
97-CHL1, D 144A 8.11%,
5/29/08(b)......................     BB(c)         4,000          3,767,500

First Union Lehman Brothers Bank
of America 6.778%, 11/15/35.....      BBB          3,000          2,898,750

General Growth Properties 97-1
D2 144A 6.992%, 11/10/07(b).....    Baa(c)         5,000          4,668,750

Norwest Asset Securities Corp.
96-3 B1 7.25%, 9/25/26..........     A(c)          3,435          3,478,218

                                   STANDARD
                                   & POOR'S       PAR
                                    RATING       VALUE
                                  (Unaudited)    (000)           VALUE
                                  -----------  ---------     --------------

Norwest Asset Securities Corp.
96-3, B2 7.25%, 9/25/26.........    BBB(c)     $   2,144     $    2,127,356

Prudential Home Mortgage
Securities 93-L, 3B2 144A
6.641%, 12/25/23(b).............      NR           4,770          4,692,487

Resolution Trust Corp. 92-C3, B
9.05%, 8/25/23..................      AA           2,071          2,018,741

Ryland Mortgage Securities Corp.
III 92-A, 1A 8.259%, 3/29/30....      A-             316            300,175

Structured Asset Securities
Corp. 95-C1, D 7.375%,
9/25/24.........................      BBB          5,110          5,102,016

Structured Asset Securities
Corp. 93-C1, B 6.60%,
10/25/24........................      A+           5,250          5,314,401

Team Fleet Financing Corp. 96-1,
B 144A 7.10%, 12/15/02(b).......      BBB          3,000          2,976,562

Wilshire Funding Corp. 97-WFC1,
M3 7.25%, 8/25/27...............    Baa(c)         3,424          2,913,346
----------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $79,531,451)                                    79,414,349
----------------------------------------------------------------------------

FOREIGN GOVERNMENT SECURITIES--32.8%

ALGERIA--0.2%
Algeria Tranch 1 Loans 6.375%,
4/9/09(d).......................      NR           1,364            647,727

ARGENTINA--6.5%
Republic of Argentina RegS
8.75%, 7/10/02..................     BBB-          3,200(g)       2,528,000

Republic of Argentina 9.75%,
9/19/27.........................      BB           2,775          2,410,781
Republic of Argentina RegS
11.75%, 2/12/07.................     BBB-          3,500(g)       2,866,485

Republic of Argentina 144A
11.75%, 2/12/07(b)..............     BBB-          3,000(g)       2,456,987

Republic of Argentina Bearer FRB
6.188%, 3/31/05(d)..............      BB           4,465          3,712,645

6                      See Notes to Financial Statements

Phoenix Multi-Sector Fixed Income Fund, Inc.

                                   STANDARD
                                   & POOR'S       PAR
                                    RATING       VALUE
                                  (Unaudited)    (000)           VALUE
                                  -----------  ---------     --------------
ARGENTINA--CONTINUED
Republic of Argentina Bocon Pro1
M1, PIK interest capitalization,
2.996%, 4/1/07(d)...............     BBB-      $   4,291(g)  $    2,676,646
Republic of Argentina Series
BGL4 11%, 10/9/06...............      BB           1,975          1,970,062
                                                             --------------
                                                                 18,621,606
                                                             --------------

BRAZIL--3.2%
Republic of Brazil C Bond, PIK
interest capitalization, 8%,
4/15/14(d)......................      BB-         13,860          8,654,145

Republic of Brazil Series EI - L
6.125%, 4/15/06(d)..............      BB-            960            623,400
                                                             --------------
                                                                  9,277,545
                                                             --------------

BULGARIA--3.3%
Republic of Bulgaria FLIRB
Series A Bearer Euro 2.50%,
7/28/12(d)......................     B(c)          4,750          2,636,250

Republic of Bulgaria IAB Series
PDI Euro 6.688%, 7/28/11(d).....     B(c)         10,350          6,947,438
                                                             --------------
                                                                  9,583,688
                                                             --------------
COLOMBIA--1.1%
Republic of Colombia 7.625%,
2/15/07.........................     BBB-          3,400          2,592,500

Republic of Colombia Global Bond
8.375%, 2/15/27.................     BBB-            750            534,375
                                                             --------------
                                                                  3,126,875
                                                             --------------

CROATIA--1.0%
Croatia Series B 6.562%,
7/31/06(d)......................     BBB-          1,810          1,483,837
Croatia Series A 6.562%,
7/31/10(d)......................     BBB-          1,700          1,326,000
                                                             --------------
                                                                  2,809,837
                                                             --------------

ECUADOR--1.8%
Ecuador Bearer PDI, PIK interest
capitalization, 6.625%,
2/27/15(d)......................     B(c)          9,902          4,319,740

                                   STANDARD
                                   & POOR'S       PAR
                                    RATING       VALUE
                                  (Unaudited)    (000)           VALUE
                                  -----------  ---------     --------------
ECUADOR--CONTINUED

Ecuador Registered PDI Euro, PIK
interest capitalization, 6.625%,
2/27/15(d)......................     B(c)      $   1,980     $      863,948
                                                             --------------
                                                                  5,183,688
                                                             --------------

IVORY COAST--0.2%
Ivory Coast FLIRB Series US1 2%,
3/29/18(d)......................      NR           2,506            626,500

KOREA--1.7%
Korea Development Bank 7.125%,
9/17/01.........................      BB+          2,850          2,529,375

Republic of Korea 0%, 4/26/99...      NR           3,445(h)       2,468,098
                                                             --------------
                                                                  4,997,473
                                                             --------------

MEXICO--4.6%
Banco Nacional de Mexico 144A
7.57%, 12/31/00(b)..............      NR           4,400          4,384,187

United Mexican States Global
Bond 11.375%, 9/15/16...........      BB           3,250          3,258,125

United Mexican States Global
Bond 11.50%, 5/15/26............      BB           5,135          5,289,050
                                                             --------------
                                                                 12,931,362
                                                             --------------

PANAMA--0.2%
Republic of Panama 8.875%,
9/30/27.........................      BB+            500            461,250

PERU--1.6%
Peru FLIRB 144A 3.25%,
3/7/17(b)(d)....................      BB           1,750            890,313
Peru PDI 144A 4%,
3/7/17(b)(d)....................      BB             980            563,500
Peru PDI 4%, 3/7/17(d)..........      BB           5,250          3,018,750
                                                             --------------
                                                                  4,472,563
                                                             --------------

POLAND--5.3%
Poland PDI Bearer 5%,
10/27/14(d).....................     BBB-         11,350         10,335,594
Poland Treasury Bill 0%,
1/13/99.........................      NR         9,690(e)         2,728,766
Poland Treasury Bill 0%,
2/17/99.........................      NR         7,620(e)         2,108,276
                                                             --------------
                                                                 15,172,636
                                                             --------------

                       See Notes to Financial Statements                       7

Phoenix Multi-Sector Fixed Income Fund, Inc.

                                   STANDARD
                                   & POOR'S       PAR
                                    RATING       VALUE
                                  (Unaudited)    (000)           VALUE
                                  -----------  ---------     --------------
RUSSIA--0.6%
Russia IAN Series US 6.625%,
12/15/15(d).....................     Ca(c)     $   1,500     $      146,252

Russia Principal Loans Series 24
Yr 6.625%, 12/15/20(d)..........      NR          15,300          1,204,875
Russia Treasury Bills OFZ Linked
Notes 14%, 9/12/01..............      NR          41,898(f)         389,386
                                                             --------------
                                                                  1,740,513
                                                             --------------
SOUTH AFRICA--0.7%
Republic of South Africa 8.50%,
6/23/17.........................      BB+          2,790          1,921,613

VENEZUELA--0.8%
Republic of Venezuela 9.25%,
9/15/27.........................      B+           1,475            899,750
Venezuela FLIRB Series B 6.125%,
3/31/07(d)......................      B+           2,631          1,479,904
                                                             --------------
                                                                  2,379,654
                                                             --------------
----------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(IDENTIFIED COST $115,840,625)                                   93,954,530
----------------------------------------------------------------------------

FOREIGN CORPORATE BONDS--8.5%
BERMUDA--0.1%
AES China Generating Co. Yankee
10.125%, 12/15/06...............      BB-            500            282,500

BRAZIL--1.3%
Globo Communicacoes Co. 144A
10.625%, 12/5/08(b).............      BB-          3,500          1,903,125

Globo Communicacoes Co. RegS
10.625%, 12/5/08................      BB-            650            353,437

Radio TV Bandeirantes 144A
12.875%, 5/15/06(b).............      B-           3,000          1,500,000
                                                             --------------
                                                                  3,756,562
                                                             --------------
CANADA--0.6%
Metronet Communications Corp.
144A 0%, 6/15/08(b)(d)..........       B           3,250          1,820,000

                                   STANDARD
                                   & POOR'S       PAR
                                    RATING       VALUE
                                  (Unaudited)    (000)           VALUE
                                  -----------  ---------     --------------

CHILE--2.1%
Compania Sud Amer Vapore 144A
7.375%, 12/8/03(b)..............      BBB      $   5,000     $    4,650,000

Petropower I Funding Trust 144A
7.36%, 2/15/14(b)...............      BBB          1,450          1,225,250
                                                             --------------
                                                                  5,875,250
                                                             --------------

CHINA--0.5%
Greater Beijing RegS 9.75%,
6/15/04.........................      BB           2,000            800,000
Greater Beijing 144A 10%,
6/15/07(b)......................      BB           1,700            748,000
                                                             --------------
                                                                  1,548,000
                                                             --------------

INDONESIA--0.7%
APP Finance II Mauritius Ltd
12%, 12/29/49(d)................     CCC+          3,670          2,101,075

JAMAICA--0.2%
Mechala Group Jamaica 12.75%,
12/30/99........................      NR           1,000            775,000

JAPAN--0.9%
IBJ Preferred Capital Co. LLC
144A 8.79%, 12/29/49(b)(d)......    Baa(c)         1,985          1,590,839

SB Treasury Co. LLC 144A 9.40%,
12/29/49(b)(d)..................     BBB-          1,000            901,632
                                                             --------------
                                                                  2,492,471
                                                             --------------

MEXICO--0.6%
Innova S. De. R.L. 12.875%,
4/1/07..........................      B-           3,000          1,635,000

NETHERLANDS--0.5%
Netia Holdings 144A 0%,
11/1/07(b)(d)...................       B           3,250          1,527,500

UNITED KINGDOM--0.8%
RSL Communications PLC 0%,
3/1/08(d).......................      B-           5,000          2,400,000

VENEZUELA--0.2%
Petrozuata Finance, Inc. 144A
8.22% 4/1/17(b).................     BBB-            650            517,745
----------------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $35,111,256)                                    24,731,103
----------------------------------------------------------------------------

8                      See Notes to Financial Statements

Phoenix Multi-Sector Fixed Income Fund, Inc.

                                   STANDARD
                                   & POOR'S       PAR
                                    RATING       VALUE
                                  (Unaudited)    (000)           VALUE
                                  -----------  ---------     --------------
FOREIGN CONVERTIBLE BONDS--0.8%

CANADA--0.1%
Petersburg Long Cv. 144A 9%,
6/1/06(b).......................      NR       $     600     $      237,000
MEXICO--0.2%
Consorcio Groupo Dina Cv. 8%,
8/8/04..........................      NR           1,000            475,000

RUSSIA--0.5%
Lukinter Finance Cv. BV RegS
3.50%, 5/6/02...................      CC           3,875          1,336,876
- ---------------------------------------------------------------------------
TOTAL FOREIGN CONVERTIBLE BONDS
(IDENTIFIED COST $6,564,644)                                      2,048,876
- ---------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--98.5%
(IDENTIFIED COST $328,793,952)                                  282,247,833
- ---------------------------------------------------------------------------

                                   STANDARD
                                   & POOR'S       PAR
                                    RATING       VALUE
                                  (Unaudited)    (000)           VALUE
                                  -----------  ---------     --------------

SHORT-TERM OBLIGATIONS--1.7%

COMMERCIAL PAPER--1.7%
Anheuser Busch Companies, Inc.
5.55%, 11/2/98..................     A-1+      $   4,765     $    4,764,266
----------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $4,764,266)                                      4,764,266
----------------------------------------------------------------------------

TOTAL INVESTMENTS--100.2%
(IDENTIFIED COST $333,558,218)                                  287,012,099(a)
Cash and receivables, less liabilities--(0.2%)                     (683,616)
                                                             --------------
NET ASSET--100.0%                                            $  286,328,483
                                                             --------------
                                                             --------------

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $3,172,150 and gross depreciation of $51,851,430 for federal income tax purposes. At October 31, 1998, the aggregate cost of securities for federal income tax purposes was $335,691,379.
(b) Security Exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 1998, these securities amounted to a value of $73,669,222 or 25.7% of net assets.
(c)  As rated by Moody's, Fitch or Duff & Phelps.
(d) Variable or step coupon security, interest rate shown reflects the rate currently in effect.
(e)  Par value represents Polish Zloty.
(f)  Par value represents Russian Rubles.
(g)  Par value represents Argentine Pesos.
(h)  Par value represents South Korean Won, rounded in millions.
(i)  Security in default.
(j)  Non-income producing.
(k) Security valued at fair value as determined in good faith by or under the direction of the Directors.

                       See Notes to Financial Statements                       9

Phoenix Multi-Sector Fixed Income Fund, Inc.

                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1998

ASSETS
Investments securities at value
  (Identified cost $333,558,218)                              $  287,012,099
Foreign currency at value
  (Identified cost $437,632)                                         165,736
Cash                                                                 178,916
Receivables
  Investment securities sold                                       1,582,472
  Fund shares sold                                                   403,308
  Interest                                                         4,944,356
                                                              --------------
    Total assets                                                 294,286,887
                                                              --------------

LIABILITIES
Payables
  Investment securities purchased                                  6,641,271
  Income distribution payable                                        389,436
  Fund shares repurchased                                            365,993
  Distribution fee                                                   152,640
  Investment advisory fee                                            128,014
  Transfer agent fee                                                  22,918
  Financial agent fee                                                103,426
  Directors' fee                                                       3,726
Accrued expenses                                                     150,980
                                                              --------------
    Total liabilities                                              7,958,404
                                                              --------------
NET ASSETS                                                    $  286,328,483
                                                              --------------
                                                              --------------
NET ASSETS CONSIST OF:
Capital paid in on shares of common stock                     $  343,037,767
Undistributed net investment income                                  880,311
Accumulated net realized loss                                    (10,771,580)
Net unrealized depreciation                                      (46,818,015)
                                                              --------------
NET ASSETS                                                    $  286,328,483
                                                              --------------
                                                              --------------
CLASS A
Shares of common stock outstanding, $0.10 par value,
  166,666,667 shares authorized
  (Net Assets $156,317,038)                                       13,957,514
Net asset value per share                                             $11.20
Offering price per share $11.20/(1-4.75%)                             $11.76
CLASS B
Shares of common stock outstanding, $0.10 par value,
  166,666,667 shares authorized
  (Net Assets $124,074,871)                                       11,093,371
Net asset value and offering price per share                          $11.18
CLASS C
Shares of common stock outstanding, $0.10 par value,
  166,666,666 shares authorized (Net Assets $5,936,574)              529,622
Net asset value and offering price per share                          $11.21

                            STATEMENT OF OPERATIONS
                          YEAR ENDED OCTOBER 31, 1998

INVESTMENT INCOME
Interest                                                      $   30,512,704
Dividends                                                          1,266,851
Foreign taxes withheld                                              (114,213)
                                                              --------------
    Total investment income                                       31,665,342
                                                              --------------

EXPENSES
Investment advisory fee                                            1,875,258
Distribution fee, Class A                                            474,342
Distribution fee, Class B                                          1,492,003
Distribution fee, Class C                                             38,036
Distribution fee, Class M                                              1,134
Financial Agent fee                                                  211,515
Transfer agent                                                       447,166
Custodian                                                            111,574
Printing                                                              85,632
Registration                                                          70,424
Professional                                                          37,774
Directors                                                             16,465
Miscellaneous                                                         20,727
                                                              --------------
    Total expenses                                                 4,882,050
                                                              --------------
NET INVESTMENT INCOME                                             26,783,292
                                                              --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Net realized loss on securities                                   (8,196,692)
Net realized loss on foreign currency                               (793,051)
Net realized gain on written options                                  29,400
Net change in unrealized appreciation (depreciation)
  on investments                                                 (41,063,667)
Net change in unrealized appreciation (depreciation) on
  foreign currency and foreign currency transaction                 (271,896)
                                                              --------------
NET LOSS ON INVESTMENTS                                          (50,295,906)
                                                              --------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $  (23,512,614)
                                                              --------------
                                                              --------------

10                     See Notes to Financial Statements

Phoenix Multi-Sector Fixed Income Fund, Inc.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                               Year Ended      Year Ended
                                                                10/31/98        10/31/97
                                                              -------------   -------------
FROM OPERATIONS
  Net investment income                                       $  26,783,292   $  23,459,692
  Net realized gain (loss)                                       (8,960,343)     18,266,122
  Net change in unrealized appreciation (depreciation)          (41,335,563)    (13,926,558)
                                                              -------------   -------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS                                                  (23,512,614)     27,799,256
                                                              -------------   -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class A                                (15,872,614)    (13,142,727)
  Net investment income, Class B                                (11,337,234)     (9,715,503)
  Net investment income, Class C                                   (293,230)           (518)
  Net investment income, Class M                                    (18,101)           (361)
  Net realized gains, Class A                                    (5,130,635)             --
  Net realized gains, Class B                                    (4,099,438)             --
  Net realized gains, Class C                                       (23,783)             --
  Net realized gains, Class M                                        (3,353)             --
  In excess of net realized gains, Class A                         (902,131)             --
  In excess of net realized gains, Class B                         (720,813)             --
  In excess of net realized gains, Class C                           (4,182)             --
  In excess of net realized gains, Class M                             (589)             --
                                                              -------------   -------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS     (38,406,103)    (22,859,109)
                                                              -------------   -------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (3,001,172 and 4,562,676
    shares, respectively)                                        38,782,884      62,841,128
  Net asset value of shares issued from reinvestment of
    distributions (1,178,336 and 619,297 shares,
    respectively)                                                15,112,655       8,494,539
  Cost of shares repurchased (4,402,648 and 3,789,497
    shares, respectively)                                       (54,806,672)    (52,071,617)
                                                              -------------   -------------
Total                                                              (911,133)     19,264,050
                                                              -------------   -------------
CLASS B
  Proceeds from sales of shares (1,791,306 and 2,633,503
    shares, respectively)                                        23,227,300      36,085,338
  Net asset value of shares issued from reinvestment of
    distributions (616,801 and 284,957 shares, respectively)      7,896,496       3,902,825
  Cost of shares repurchased (2,809,056 and 2,207,175
    shares, respectively)                                       (35,444,257)    (30,270,502)
                                                              -------------   -------------
Total                                                            (4,320,461)      9,717,661
                                                              -------------   -------------
CLASS C
  Proceeds from sales of shares (595,059 and 21,052 shares,
    respectively)                                                 7,751,415         297,100
  Net asset value of shares issued from reinvestment of
    distributions (18,346 and 22 shares, respectively)              227,373             303
  Cost of shares repurchased (104,857 and 0 shares,
    respectively)                                                (1,306,530)             --
                                                              -------------   -------------
Total                                                             6,672,258         297,403
                                                              -------------   -------------
CLASS M
  Proceeds from sales of shares (13,228 and 9,212 shares,
    respectively)                                                   176,977         130,970
  Net asset value of shares issued from reinvestment of
    distributions (1,085 and 17 shares, respectively)                13,901             240
  Cost of shares repurchased (23,542 and 0 shares,
    respectively)                                                  (268,015)             --
                                                              -------------   -------------
Total                                                               (77,137)        131,210
                                                              -------------   -------------
  INCREASE IN NET ASSETS FROM SHARES TRANSACTIONS                 1,363,527      29,410,324
                                                              -------------   -------------
  NET INCREASE (DECREASE) IN NET ASSETS                         (60,555,190)     34,350,471
NET ASSETS
  Beginning of period                                           346,883,673     312,533,202
                                                              -------------   -------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME OF $880,311 AND $971,287, RESPECTIVELY]            $ 286,328,483   $ 346,883,673
                                                              -------------   -------------
                                                              -------------   -------------

                       See Notes to Financial Statements                      11

Phoenix Multi-Sector Fixed Income Fund, Inc.

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                          CLASS A
                                         --------------------------------------------------------------------------
                                                                   YEAR ENDED OCTOBER 31
                                         --------------------------------------------------------------------------
                                               1998            1997            1996            1995            1994
Net asset value, beginning of period     $    13.50      $    13.27      $    12.56      $    11.94      $    14.13
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                        1.07            1.03            0.94            0.96            0.76
  Net realized and unrealized gain
    (loss)                                    (1.88)           0.18            0.72            0.61           (1.35)
                                              -----           -----           -----           -----           -----
      TOTAL FROM INVESTMENT
        OPERATIONS                            (0.81)           1.21            1.66            1.57           (0.59)
                                              -----           -----           -----           -----           -----
LESS DISTRIBUTIONS
  Dividends from net investment
    income                                    (1.07)          (0.98)          (0.95)          (0.95)          (0.77)
  Dividends from net realized gains           (0.36)             --              --              --           (0.63)
  In excess of net investment income             --              --              --              --           (0.05)
  In excess of net realized gains             (0.06)             --              --              --              --
  Tax return of capital                          --              --              --              --           (0.15)
                                              -----           -----           -----           -----           -----
      TOTAL DISTRIBUTIONS                     (1.49)          (0.98)          (0.95)          (0.95)          (1.60)
                                              -----           -----           -----           -----           -----
CHANGE IN NET ASSET VALUE                     (2.30)           0.23            0.71            0.62           (2.19)
                                              -----           -----           -----           -----           -----
NET ASSET VALUE, END OF PERIOD           $    11.20      $    13.50      $    13.27      $    12.56      $    11.94
                                              -----           -----           -----           -----           -----
                                              -----           -----           -----           -----           -----
Total return(1)                               (6.86)%          9.22%          13.75%          13.83%          (4.57)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                              $156,317        $191,486        $169,664        $168,875        $172,966
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                           1.08%           1.04%(2)        1.07%           1.10%           1.13%
  Net investment income                        8.17%           7.28%           7.56%           8.10%           7.05%
Portfolio turnover                              157%            295%            255%            201%            123%

                                                                          CLASS B
                                         --------------------------------------------------------------------------
                                                                   YEAR ENDED OCTOBER 31
                                         --------------------------------------------------------------------------
                                               1998            1997            1996            1995            1994
Net asset value, beginning of period     $    13.48      $    13.25      $    12.54      $    11.93      $    14.10
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                        0.96            0.92            0.85            0.86            0.68
  Net realized and unrealized gain
    (loss)                                    (1.87)           0.18            0.71            0.61           (1.36)
                                              -----           -----           -----           -----           -----
      TOTAL FROM INVESTMENT
        OPERATIONS                            (0.91)           1.10            1.56            1.47           (0.68)
                                              -----           -----           -----           -----           -----
LESS DISTRIBUTIONS
  Dividends from net investment
    income                                    (0.97)          (0.87)          (0.85)          (0.86)          (0.67)
  Dividends from net realized gains           (0.36)             --              --              --           (0.63)
  In excess of net investment income             --              --              --              --           (0.05)
  In excess of net realized gains             (0.06)             --              --              --              --
  Tax return of capital                          --              --              --              --           (0.14)
                                              -----           -----           -----           -----           -----
      TOTAL DISTRIBUTIONS                     (1.39)          (0.87)          (0.85)          (0.86)          (1.49)
                                              -----           -----           -----           -----           -----
CHANGE IN NET ASSET VALUE                     (2.30)           0.23            0.71            0.61           (2.17)
                                              -----           -----           -----           -----           -----
NET ASSET VALUE, END OF PERIOD           $    11.18      $    13.48      $    13.25      $    12.54      $    11.93
                                              -----           -----           -----           -----           -----
                                              -----           -----           -----           -----           -----
Total return(1)                               (7.51)%          8.42%          12.84%          12.96%          (5.21)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                              $124,075        $154,989        $142,869        $144,020        $156,629
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                           1.84%           1.79%(2)        1.82%           1.85%           1.78%
  Net investment income                        7.36%           6.52%           6.80%           7.30%           6.46%
Portfolio turnover                              157%            295%            255%            201%            123%


                                                    CLASS C
                                            YEAR         FROM INCEPTION
                                           ENDED          10/14/97 TO
                                          10/31/98          10/31/97
Net asset value, beginning of period     $   13.48       $     14.22
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                       0.97              0.04
  Net realized and unrealized gain
    (loss)                                   (1.85)            (0.74)
                                             -----             -----
      TOTAL FROM INVESTMENT
        OPERATIONS                           (0.88)            (0.70)
                                             -----             -----
LESS DISTRIBUTIONS
  Dividends from net investment
    income                                   (0.97)            (0.04)
  Dividends from net realized gains          (0.36)               --
  In excess of net investment income            --                --
  In excess of net realized gains            (0.06)               --
  Tax return of capital
                                             -----             -----
      TOTAL DISTRIBUTIONS                    (1.39)            (0.04)
                                             -----             -----
CHANGE IN NET ASSET VALUE                    (2.27)            (0.74)
                                             -----             -----
NET ASSET VALUE, END OF PERIOD           $   11.21       $     13.48
                                             -----             -----
                                             -----             -----
Total return(1)                              (7.36)%           (5.00)%(4)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                               $5,937              $284
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                          1.88%             1.62%(2)(4)
  Net investment income                       7.46%             4.75%(4)
Portfolio turnover                             157%              295%

(1)  Maximum sales charges are not reflected in the total return calculation.
(2) For the year ended October 31, 1997, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(3)  Not annualized
(4)  Annualized

12                     See Notes to Financial Statements

PHOENIX MULTI-SECTOR FIXED INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1998

1. SIGNIFICANT ACCOUNTING POLICIES

  Phoenix Multi-Sector Fixed Income Fund, Inc. (the "Fund") is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to maximize current income consistent with the preservation of capital by investing in fixed income securities. The Fund offers Class A, Class B and Class C. Class M shares have been closed. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of the Fund are borne pro rata by the holders of all classes of shares, except that each class bears distribution expenses unique to that class.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:

  Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Directors.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

  Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to income using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C. INCOME TAXES:

  It is the policy of the Fund to comply with the requirements of the Internal Revenue Code (the "Code"), applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS:

  Distributions to shareholders are declared and recorded daily. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of expiring capital loss carryforwards, foreign currency gain/loss, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. FOREIGN CURRENCY TRANSLATION:

  Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS:

  The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

G. OPTIONS

  The Fund may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.

  The Fund will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the

PHOENIX MULTI-SECTOR FIXED INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1998 (CONTINUED)

option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.

  The Fund may purchase options which are included in the Schedule of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid.

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

  Effective June 1, 1998 National Securities and Research Corporation assigned its investment advisory agreement to Phoenix Investment Counsel, Inc. ("PIC"), both an indirect majority-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("PHL"). As compensation for its services to the Fund, PIC is entitled to a fee at an annual rate of 0.55% for the first $1 billion of the average daily net assets of the Fund.

  As Distributor of the Fund's shares, Phoenix Equity Planning Corp. ("PEPCO"), an indirect majority-owned subsidiary of PHL, has advised the Fund that it retained net selling commissions of $59,440 for Class A shares, and deferred sales charges of $217,890 for Class B and $4,546 for Class C shares for the year ended October 31, 1998. In addition, the Fund pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares, 1.00% for Class B shares and 1.00% for Class C shares of the average daily net assets of the Fund. The Distribution Plan for Class A shares provides for fees to be paid up to a maximum on an annual basis of 0.30%; the Distributor has voluntarily agreed to limit the fee to 0.25%. The Distributor has advised the Fund that of the total amount expensed for the year ended October 31, 1998, 1,272,993 was earned by the Distributor, 673,487 was paid to unaffiliated participants, and 59,035 was paid to W.S. Griffith, an indirect subsidiary of PHL.

  As Financial Agent of the Fund, PEPCO received a fee for bookkeeping, administration, and pricing services through May 31, 1998, at an annual rate of 0.05% of average daily net assets up to $100 million. 0.04% of average daily net assets up to $100 million to $300 million, 0.03% of average daily net assets of $300 million through $500 million, and 0.015% of average daily net assets greater than $500 million; a minimum fee applied. Effective June 1, 1998, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc. (subagent to PEPCO), plus (2) the documented cost of PEPCO to provide financial reporting, tax services and oversight of subagent's performance. The current fee schedule of PFPC, Inc ranges from 0.085% to 0.0125% of the average daily net asset values of the Fund. Certain minimum fees and fee waivers may apply.

  PEPCO serves as the Fund's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended October 31, 1998, transfer agent fees were $447,166 of which PEPCO retained $191,853 which is net of the fees paid to State Street.

  At October 31, 1998, PHL and affiliates held 105,323 Class A shares, 14 Class B shares and 7,850 Class C shares of the Fund with a combined value of $1,267,773.

3. PURCHASE AND SALE OF SECURITIES

  Purchases and sales of securities, excluding short-term securities and options, during the year ended October 31, 1998, aggregated 536,995,251 and 557,549,553, including 95,382,288 and 114,838,431 respectively, of U.S.
Government and agency securities.

  Written option activity for the year ended October 31, 1998 aggregated the following:

                                                    CALL OPTIONS
                                            ----------------------------
                                               NUMBER OF      AMOUNT OF
                                                OPTIONS        PREMIUM
                                            ---------------  -----------
Options outstanding at October 31, 1997               --      $      --
Options written                                       10         29,400
Options canceled in closing purchase
 transactions                                         --             --
Options expired                                      (10)       (29,400)
Options exercised                                     --             --
                                                      --
                                                             -----------
Options outstanding at October 31, 1998               --      $      --
                                                      --
                                                      --
                                                             -----------
                                                             -----------

4. CREDIT RISK

  In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a fund's ability to repatriate such amounts.

5. LOAN AGREEMENTS

  The Fund may invest in direct debt instruments, which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the

PHOENIX MULTI-SECTOR FIXED INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1998 (CONTINUED)

Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. For loans which the Fund is a participant, the Fund may not sell its participation in the loan without the lender's prior consent. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling to pay the principal and interest when due.

6. CAPITAL LOSS CARRYFORWARDS

  At October 31, 1998, the Fund had a capital loss carryover of $8,638,419 expiring in 2006, which may be used to offset future capital gains.

7. RECLASSIFICATION OF CAPITAL ACCOUNTS

  In accordance with accounting pronouncements, the Fund has recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Fund and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of October 31, 1998, the Fund increased undistributed net investment income by $646,911, decreased accumulated net realized loss by $183,521 and decreased capital paid in on shares of common stock by $463,390.

TAX INFORMATION NOTICE (UNAUDITED)
LONG-TERM CAPITAL GAINS

  The Fund hereby designates $4,647,071 including $3,687,422 of 28% net gain distributions as a long-term capital gain dividend for purposes of the dividend paid deduction on its federal income tax return.

  This report is not authorized for distribution to prospective investors in the Phoenix Multi-Sector Fixed Income Fund, Inc. unless preceded or accompanied by an effective Prospectus which includes information concerning the sales charge, Fund's record and other pertinent information.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                    [LOGO]

To the Directors and Shareholders of
Phoenix Multi-Sector Fixed Income Fund, Inc.

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix Multi-Sector Fixed Income Fund, Inc. (the "Fund") at October 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
December 18, 1998

                 PHOENIX MULTI-SECTOR FIXED INCOME FUND, INC.


                           PART C--OTHER INFORMATION


Item 23. Exhibits



  a.1.    Articles of Incorporation of the Registrant and amendments thereto, previously filed, filed via EDGAR as
          Exhibit 1 with Post-Effective Amendment No. 10 on February 24, 1997 and herein incorporated by reference.

  a.2.    Articles of Amendment changing name of Corporation to Phoenix Multi-Sector Fixed Income Fund,
          Inc., and Articles Supplementary reclassifying shares filed with Post-Effective Amendment No. 8 on
          February 27, 1995, filed via EDGAR as Exhibit 1.1 with Post-Effective Amendment No. 10 on
          February 24, 1997 and incorporated herein by reference.

  a.3.    Articles Supplementary reallocating authorized unissued shares among all classes filed via EDGAR as
          Exhibit 1.2 with Post-Effective Amendment No. 13 on February 25, 1998.

  a.4.*   Articles Supplementary reallocating authorized unissued shares among all classes filed via EDGAR herewith.

  b.      By-laws of the Registrant, previously filed, filed via EDGAR as Exhibit 2 with Post-Effective Amendment
          No. 10 on February 24, 1997 and herein incorporated by reference.

  c.      Reference is made to Exhibit 1.2, Articles Supplementary to the Articles of Incorporation reclassifying shares.

  d.1.    Management Agreement between Registrant and National Securities & Research Corporation dated May
          14, 1993 filed with Post-Effective Amendment No. 6 on December 30, 1993, filed via EDGAR as Exhibit
          5 with Post-Effective Amendment No. 10 on February 24, 1997 and incorporated herein by reference.

  d.2.    Amendment to Management Agreement dated January 1, 1994, filed with Post-Effective Amendment No. 8 on February 27, 1995, filed via EDGAR as Exhibit 5.1 with Post-Effective Amendment No. 10 on
          February 24, 1997 and incorporated herein by reference.

  e.1.    Underwriting Agreement between Registrant and Phoenix Equity Planning Corporation dated November 19,
          1997, filed via EDGAR as Exhibit 6.1 with Post-Effective Amendment No. 13 on February 25, 1998 and
          incorporated herein by reference.

  e.2.    Form of Sales Agreement between Phoenix Equity Planning Corporation and dealers, filed herewith via
          EDGAR as Exhibit 6.2 with Post-Effective Amendment No. 13 on February 25, 1998 and incorporated herein by reference.

  e.3.    Form of Supplement to Phoenix Family of Funds Sales Agreement field herewith via EDGAR as Exhibit
          6.3 with Post-Effective Amendment No. 13 on February 25, 1998 and incorporated herein by reference.

  e.4.    Form of Financial Institution Sales Contract for the Phoenix Family of Funds filed herewith via EDGAR as
          Exhibit 6.4 with Post-Effective Amendment No. 13 on February 25, 1998 and incorporated herein by reference.

  f.      None.

  g.1.    Custodian Contract between Registrant and State Street Bank and Trust Company dated May 1, 1997, filed via
          EDGAR as Exhibit 8 with Post-Effective Amendment No. 12 on October 14, 1997 and incorporated herein by reference.

  h.1.    Transfer Agency and Service Agreement between Registrant and Phoenix Equity Planning Corporation dated June 1, 1994, filed with Post-Effective Amendment No. 8 on February 27, 1995, filed via EDGAR as
          Exhibit 9 with Post-Effective Amendment No. 10 on February 24, 1997 and incorporated herein by reference.

  h.2.    Sub-Transfer Agent Agreement between Phoenix Equity Planning Corporation and State Street Bank and
          Trust Company filed via EDGAR as Exhibit 9.1 with Post-Effective Amendment No. 13 on February 25,
          1998 and incorporated herein by reference.

  h.3.    Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity Planning
          Corporation dated November 19, 1997, filed via EDGAR as Exhibit 9.2 with Post-Effective Amendment
          No. 13 on February 25, 1998 and incorporated herein by reference.

  h.4.*   First Amendment to the Amended and Restated Financial Agent Agreement between Registrant and
          Phoenix Equity Planning Corporation effective as of February 27, 1998 filed via EDGAR herewith.

  h.5.*   Second Amendment to Amended and Restated Financial Agent Agreement between Registrant and
          Phoenix Equity Planning Corporation dated July 31, 1998 filed via EDGAR herewith.

  i.      Opinion of counsel as to legality of the shares dated February 24, 1995 filed with Post-Effective
          Amendment No. 8 on February 27, 1995, filed via EDGAR as Exhibit 10 with Post-Effective Amendment
          No. 10 on February 24, 1997 and incorporated herein by reference.

  j.*     Consent of Independent Accountants.

  k.      Not Applicable

  l.      None.

  m.1.    Amended and Restated Distribution Plan for Class A Shares, filed via EDGAR as Exhibit 15.1 with
          Post-Effective Amendment No. 13 on February 25, 1998 and incorporated herein by reference.

  m.2.    Amended and Restated Distribution Plan for Class B Shares, filed via EDGAR as Exhibit 15.2 with
          Post-Effective Amendment No. 13 on February 25, 1998 and incorporated herein by reference.

  m.3.    Amended and Restated Distribution Plan for Class C Shares, filed via EDGAR as Exhibit 15.3 with
          Post-Effective Amendment No. 13 on February 25, 1998 and incorporated herein by reference.

  n.*     Financial Data Schedules.

  o.1.    Amended and Restated Rule 18f-3 Multi-Class Distribution Plan effective November 1, 1997, filed via
          EDGAR with Post-Effective Amendment No. 13 on February 25, 1998.

  o.2.*   First Amendment to Amended and Restated Plan pursuant to Rule 18f-3 effective August 26, 1998 filed via EDGAR herewith.

  p.1.    Powers of Attorney for Ms. Curtiss and Messrs. Chesek, Conroy, Dalzell-Payne, Jeffries, Keith, Morris,
          Oates, Pedersen, Roth, Segerson and Weicker, filed via EDGAR with Post-Effective Amendment No. 14 on
          December 30, 1998 and incorporated herein by reference.


-----------

*Filed herewith


Item 24. Persons Controlled by or Under Common Control With the Fund

     No person is controlled by, or under common control with, the Fund.


Item 25. Indemnification

     Under Section 2-418 of the Maryland General Corporation Law, with respect to any proceeding against a present or former director, officer, agent, or employee of the Registrant (a "corporation representative"), except a proceeding brought by or on behalf of the Registrant, the Registrant may indemnify the corporation representative against expenses, including attorney's fees and judgments, fines, and amounts paid in settlement actually and reasonably incurred by the corporate representative in connection with the proceeding, if: (i) he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Registrant; and
(ii) with respect to any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful.

     The Registrant is also authorized under Section 2-418 of the Maryland General Corporation Law to indemnify a corporate representative under certain circumstances against expenses incurred in connection with the defense of a suit or action by or in the right of the Registrant. Reference is made to
Article VI of Registrant's Articles of Incorporation, Article VI of Registrant's By-laws and Section 2-418 of the Maryland General Corporation Law.


Item 26. Business and Other Connections of Investment Adviser

     See "Management of the Funds" in the Prospectus and "Services of the Adviser" and "Management of the Fund" in the Statement of Additional Information, each of which is included in this Post-Effective Amendment to the Registration Statement.

     For information as to the business, profession, vocation or employment of a substantial nature of directors and officers of Phoenix Investment Counsel, Inc., reference is made to the Adviser's current Form ADV (SEC File No. 801-5995) filed under the Investment Advisers Act of 1940 and incorporated herein by reference.


Item 27. Principal Underwriters

 (a) Equity Planning also serves as the principal underwriter for the following other registrants:
     Phoenix-Aberdeen Series Fund, Phoenix-Aberdeen Worldwide Opportunities Fund, Phoenix California Tax Exempt Bonds, Inc., Phoenix Duff & Phelps Institutional Mutual Funds, Phoenix-Engemann Funds, Phoenix Equity Series Fund, Phoenix Income and Growth Fund, Phoenix Investment Trust 97, Phoenix Multi-Portfolio Fund, Phoenix Multi-Sector Short Term Bond Fund, Phoenix Series Fund, Phoenix Strategic Allocation Fund, Inc., Phoenix Strategic Equity Series Fund, Phoenix Home Life Variable Universal Life Account, Phoenix Home Life Variable Accumulation Account, PHL Variable Accumulation Account, Phoenix Life and Annuity Variable Universal Life Account and PHL Variable Separate Account MVA1.

(b) Directors and executive officers of Phoenix Equity Planning are as follows:


                                    Positions and Offices          Positions and Offices
 Name and Principal Address            with Distributor               with Registrant
----------------------------   -------------------------------   -------------------------
Michael E. Haylon              Director                          Executive Vice President
56 Prospect St.
P.O. Box 150480
Hartford, CT 06115-0480

Philip R. McLoughlin           Director and President            Director and President
56 Prospect St.
P.O. Box 150480
Hartford, CT 06115-0480

William R. Moyer               Director, Senior Vice             Vice President
100 Bright Meadow Blvd.        President and Chief Financial
P.O. Box 1900                  Officer
Enfield, CT 06083-1900

John F. Sharry                 Executive Vice President,         Executive Vice President
56 Prospect St.                Retail Distribution
P.O. Box 150480
Hartford, CT 06115-0480

Leonard J. Saltiel             Managing Director,                Vice President
56 Prospect St.                Operations and Service
P.O. Box 150480
Hartford, CT 06115-0480

G. Jeffrey Bohne               Vice President, Mutual Fund       Secretary
101 Munson Street              Customer Service
P.O. Box 810
Greenfield, MA 01302-0810

Nancy G. Curtiss               Vice President and Treasurer,     Treasurer
56 Prospect St.                Fund Accounting
P.O. Box 150480
Hartford, CT 06115-0480

Thomas N. Steenburg            Vice President, Counsel and       Assistant Secretary
56 Prospect St.                Secretary
P.O. Box 150480
Hartford, CT 06115-0480

Jacqueline M. Porter           Assistant Vice President,         Assistant Treasurer
56 Prospect Street             Financial Reporting
P.O. Box 150480
Hartford, CT 06115-0480

 (c) To the best of the Registrant's knowledge, no commissions or other compensation was received by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person, directly or indirectly, from the Registrant during the Registrant's last fiscal year.


Item 28. Location of Accounts and Records


     The account books and other documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of the Fund, 100 Bright Meadow Boulevard, Enfield, Connecticut 06083-1900, at the offices of Registrant's investment adviser, Phoenix Investment Counsel, Inc., 56 Prospect Street, Hartford, Connecticut 06115, at the offices of the Fund's Custodian, State Street Bank and Trust Company, P.O. Box 8301, Boston, Massachusetts 02266-8301, and at the offices of the Transfer Agent, Financial Agent and Principal Underwriter, Phoenix Equity Planning Corporation, 100 Bright Meadow Boulevard, Enfield, Connecticut 06082-1900.



Item 29. Management Services

     Not applicable.

Item 30. Undertakings

     Not applicable.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) of the Securities Act and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford and State of Connecticut on the 1st day of March, 1999.


                                    PHOENIX MULTI-SECTOR FIXED INCOME FUND, INC.


ATTEST: /s/ Thomas N. Steenburg         By: /s/ Philip R. McLoughlin
        -------------------------           ------------------------
        Thomas N. Steenburg                 Philip R. McLoughlin
        Assistant Secretary                 President


     Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities indicated, on the 1st day of March, 1999.




              Signature                Title
------------------------------------   ---------------------------------------------

----------------------------------
Robert Chesek*                         Director


----------------------------------
E. Virgil Conway*                      Director


/s/ Nancy G. Curtiss                   Treasurer
----------------------------------     (Principal Financial and Accounting Officer)
Nancy G. Curtiss


----------------------------------
Harry Dalzell-Payne*                   Director


----------------------------------
Francis E. Jeffries*                   Director


----------------------------------
Leroy Keith, Jr.*                      Director


/s/ Philip R. McLoughlin               President and Director
----------------------------------     (Principal Executive Officer)
Philip R. McLoughlin


----------------------------------
Everett L. Morris*                     Director


----------------------------------
James M. Oates*                        Director


----------------------------------
Calvin J. Pedersen*                    Director


----------------------------------
Herbert Roth, Jr.*                     Director


----------------------------------
Richard E. Segerson*                   Director


----------------------------------
Lowell P. Weicker, Jr.*                Director


By: /s/ Philip R. McLoughlin
----------------------------------
      * Philip R. McLoughlin,
        attorney-in-fact pursuant to powers of attorney filed previously.



                                      S-1